Separate Account A

The Variable Annuity Life Insurance Company

2022

Annual Report

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and The Variable Annuity Life Insurance Company Contract Owners of Separate Account A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of The Variable Annuity Life Insurance Company Separate Account A (“Separate Account A”) indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of the Separate Account A as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Beacon Bridgeway Large Cap Growth Fund Investor Class	Ariel Appreciation Fund Investor Class
Ariel Fund Investor Class	FTVIP Franklin Allocation VIP Fund Class 2
AST SA PGI Asset Allocation Portfolio Class 3 (3)(5)	Goldman Sachs VIT Government Money Market Fund Service Shares
FTVIP Franklin Income VIP Fund Class 2	Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Growth and Income Fund Series II
Invesco V.I. Comstock Fund Series II	PIMCO Emerging Markets Bond Portfolio Advisor Class
Lord Abbett Growth and Income Portfolio Class VC	PIMCO Total Return Portfolio Institutional Class (4)
PIMCO Total Return Portfolio Advisor Class	SAST SA AB Small & Mid Cap Value Portfolio Class 3
SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA American Funds Growth-Income Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA Columbia Technology Portfolio Class 3 (3)(10)
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Emerging Markets Equity Index Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® International Growth Class 1 (4)
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 3	SAST SA Fixed Income Intermediate Index Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Franklin Small Company Value Portfolio Class 3
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	SAST SA Franklin Tactical Opportunities Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 1 (4)	SAST SA Global Index Allocation 75/25 Portfolio Class 3
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Goldman Sachs Global Bond Portfolio Class 3
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Index Allocation 60/40 Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Index Allocation 90/10 Portfolio Class 3
SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA Invesco Growth Opportunities Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA Invesco VCP Equity-Income Portfolio Class 3 (3)(2)
SAST SA Invesco Main Street Large Cap Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

SAST SA Janus Focused Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA JPMorgan Global Equities Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA Large Cap Index Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA MFS Blue Chip Growth Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA MFS Total Return Portfolio Class 3	SAST SA PIMCO RAE International Value Portfolio Class 3
SAST SA Morgan Stanley International Equities Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Putnam International Growth and Income Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Small Cap Index Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA VCP Dynamic Strategy Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio Class 3
SAST SA Wellington Capital Appreciation Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3 (3)(9)
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3
SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA American Century Inflation Protection Portfolio Class 3
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	T Rowe Price Retirement 2020 Advisor Class
T Rowe Price Retirement 2015 Advisor Class	T Rowe Price Retirement 2030 Advisor Class
T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2040 Advisor Class
T Rowe Price Retirement 2035 Advisor Class	T Rowe Price Retirement 2050 Advisor Class
T Rowe Price Retirement 2045 Advisor Class	T Rowe Price Retirement 2060 Advisor Class
T Rowe Price Retirement 2055 Advisor Class	VALIC Company I Asset Allocation Fund
VALIC Company I Aggressive Growth Lifestyle Fund (11)	VALIC Company I Capital Appreciation Fund (12)
VALIC Company I Blue Chip Growth Fund	VALIC Company I Conservative Growth Lifestyle Fund (13)
VALIC Company I Capital Conservation Fund (3)(14)	VALIC Company I Core Equity Fund (3)(22)
VALIC Company I Core Bond Fund (14)	VALIC Company I Dynamic Allocation Fund
VALIC Company I Dividend Value Fund	VALIC Company I Global Real Estate Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Government Money Market I Fund (1)
VALIC Company I Global Strategy Fund	VALIC Company I Growth Fund
VALIC Company I Government Securities Fund	VALIC Company I High Yield Bond Fund (15)
VALIC Company I Health Sciences Fund (3)(23)	VALIC Company I International Equities Index Fund
VALIC Company I Inflation Protected Fund	VALIC Company I International Growth Fund
VALIC Company I International Government Bond Fund	VALIC Company I International Socially Responsible Fund
VALIC Company I International Opportunities Fund (16)	VALIC Company I Large Cap Core Fund (3)(22)
VALIC Company I International Value Fund	VALIC Company I Mid Cap Index Fund
VALIC Company I Large Capital Growth Fund	VALIC Company I Mid Cap Value Fund (17)
VALIC Company I Mid Cap Strategic Growth Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Moderate Growth Lifestyle Fund (18)	VALIC Company I Small Cap Aggressive Growth Fund (3)(19)
VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Growth Fund (19)
VALIC Company I Small Cap Fund (3)(19)	VALIC Company I Small Cap Special Values Fund
VALIC Company I Small Cap Index Fund	VALIC Company I Small Mid Growth Fund (3)(7)
VALIC Company I Small Cap Value Fund (20)	VALIC Company I Systematic Core Fund
VALIC Company I Stock Index Fund	VALIC Company I U.S. Socially Responsible Fund (1)
VALIC Company I Systematic Value Fund	VALIC Company II Aggressive Growth Lifestyle Fund(11)
VALIC Company I Value Fund (3) (8)	VALIC Company II Conservative Growth Lifestyle Fund (3)(13)
VALIC Company II Capital Appreciation Fund (3)(12)	VALIC Company II Government Money Market II Fund (3) (6)
VALIC Company II Core Bond Fund (3)(14)	VALIC Company II International Opportunities Fund (3)(16)
VALIC Company II High Yield Bond Fund (3)(15)	VALIC Company II Mid Cap Growth Fund (3)(7)
VALIC Company II Large Cap Value Fund (3)(8)	VALIC Company II Moderate Growth Lifestyle Fund (18)
VALIC Company II Mid Cap Value Fund (3)(17)	VALIC Company II Small Cap Value Fund (3) (20)
VALIC Company II Small Cap Growth Fund (3)(19)	VALIC Company II U.S. Socially Responsible Fund (3)(21)
VALIC Company II Strategic Bond Fund (3)(14)	Vanguard LifeStrategy Growth Fund Investor Shares
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Long-Term Investment-Grade Fund Investor Shares
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares
Vanguard Long-Term Treasury Fund Investor Shares	Goldman Sachs VIT Government Money Market Fund Institutional Shares

Vanguard Windsor II Fund Investor Shares
(1)	For the period January 1, 2021 to December 31, 2021 and January 1 2022 to July 22, 2022 (cessation of operations).
(2)	The SAST SA Invesco VCP Equity-Income Portfolio, in operation for the period January 1, 2021 to May 3, 2021, merged into the SAST SA VCP Dynamic Strategy Portfolio.
(3)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(4)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(5)	The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.
(6)	The VALIC Company II Government Money Market II Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Government Money Market I Fund.
(7)	The VALIC Company I Small Mid Growth Fund and the VALIC Company II Mid Cap Growth Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Strategic Growth Fund.
(8)	The VALIC Company I Value Fund and the VALIC Company II Large Cap Value Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Systematic Value Fund.
(9)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.
(10)	The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio.
(11)	The VALIC Company II Aggressive Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Aggressive Growth Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(12)	The VALIC Company II Capital Appreciation Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Capital Appreciation Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(13)	The VALIC Company II Conservative Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Conservative Growth Lifestyle Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(14)	The VALIC Company II Core Bond Fund, VALIC Company II Strategic Bond Fund and the VALIC Company I Capital Conservation Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(15)	The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(16)	The VALIC Company II International Opportunities Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I International Opportunities Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(17)	The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(18)	The VALIC Company II Moderate Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Moderate Growth Lifestyle Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(19)	The VALIC Company II Small Cap Growth Fund, VALIC Company I Small Cap Aggressive Growth Fund and the VALIC Company I Small Cap Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Small Cap Growth Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(20)	The VALIC Company II Small Cap Value Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Small Cap Value Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(21)	The VALIC Company II U.S. Socially Responsible Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I U.S. Socially Responsible Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(22)	The VALIC Company I Core Equity Fund and VALIC Company I Large Cap Core Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Systematic Core Fund.
(23)	The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.

Basis for Opinions

These financial statements are the responsibility of The Variable Annuity Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2023

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

4

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$63,754,516	$(3,576)	$63,750,940	$7,543	$63,743,397	$63,750,940
Ariel Appreciation Fund Investor Class	315,167,994	(13,845)	315,154,149	280,100	314,874,049	315,154,149
Ariel Fund Investor Class	336,403,508	(13,664)	336,389,844	150,718	336,239,126	336,389,844
FTVIP Franklin Allocation VIP Fund Class 2	526,392	—	526,392	—	526,392	526,392
FTVIP Franklin Income VIP Fund Class 2	5,186,859	—	5,186,859	—	5,186,859	5,186,859
Goldman Sachs VIT Government Money Market Fund Institutional Shares	546,865,181	(37,231)	546,827,950	—	546,827,950	546,827,950
Goldman Sachs VIT Government Money Market Fund Service Shares	4,255,217	—	4,255,217	—	4,255,217	4,255,217
Invesco V.I. American Franchise Fund Series II	913,565	—	913,565	—	913,565	913,565
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	145,034,549	(5,660)	145,028,889	36,932	144,991,957	145,028,889
Invesco V.I. Comstock Fund Series II	1,395,283	—	1,395,283	—	1,395,283	1,395,283
Invesco V.I. Growth and Income Fund Series II	1,394,440	—	1,394,440	—	1,394,440	1,394,440
Lord Abbett Growth and Income Portfolio Class VC	614,283	—	614,283	—	614,283	614,283
PIMCO Emerging Markets Bond Portfolio Advisor Class	23,303	—	23,303	—	23,303	23,303
PIMCO Total Return Portfolio Advisor Class	3,941,121	—	3,941,121	—	3,941,121	3,941,121
SST SA Allocation Balanced Portfolio Class 3	3,312,060	—	3,312,060	—	3,312,060	3,312,060
SST SA Allocation Growth Portfolio Class 3	6,641,095	—	6,641,095	—	6,641,095	6,641,095
SST SA Allocation Moderate Growth Portfolio Class 3	5,257,812	—	5,257,812	—	5,257,812	5,257,812
SST SA Allocation Moderate Portfolio Class 3	6,259,487	—	6,259,487	—	6,259,487	6,259,487
SST SA American Century Inflation Protection Portfolio Class 3	5,640,396	—	5,640,396	—	5,640,396	5,640,396
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	2,692,133	—	2,692,133	—	2,692,133	2,692,133
SAST SA AB Growth Portfolio Class 3	3,817,026	—	3,817,026	—	3,817,026	3,817,026
SAST SA AB Small & Mid Cap Value Portfolio Class 3	1,711,064	—	1,711,064	—	1,711,064	1,711,064
SAST SA American Funds Asset Allocation Portfolio Class 3	65,660,375	—	65,660,375	—	65,660,375	65,660,375
SAST SA American Funds Global Growth Portfolio Class 3	3,052,271	—	3,052,271	—	3,052,271	3,052,271
SAST SA American Funds Growth Portfolio Class 3	10,964,978	—	10,964,978	—	10,964,978	10,964,978
SAST SA American Funds Growth-Income Portfolio Class 3	6,077,823	—	6,077,823	—	6,077,823	6,077,823
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	75,169,536	—	75,169,536	—	75,169,536	75,169,536
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	1,146,587	—	1,146,587	—	1,146,587	1,146,587
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	31,348,161	—	31,348,161	—	31,348,161	31,348,161
SAST SA DFA Ultra Short Bond Portfolio Class 3	2,009,407	—	2,009,407	—	2,009,407	2,009,407
SAST SA Emerging Markets Equity Index Portfolio Class 3	147,837	—	147,837	—	147,837	147,837
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	6,240,112	—	6,240,112	—	6,240,112	6,240,112
SAST SA Fidelity Institutional AM® International Growth Class 3	64,852	—	64,852	—	64,852	64,852
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	447,717	—	447,717	—	447,717	447,717
SAST SA Fixed Income Index Portfolio Class 3	4,182,297	—	4,182,297	—	4,182,297	4,182,297
SAST SA Fixed Income Intermediate Index Portfolio Class 3	1,626,627	—	1,626,627	—	1,626,627	1,626,627
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	1,241,156	—	1,241,156	—	1,241,156	1,241,156
SAST SA Franklin Small Company Value Portfolio Class 3	738,387	—	738,387	—	738,387	738,387
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	1,967	—	1,967	—	1,967	1,967
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	4,109,577	—	4,109,577	—	4,109,577	4,109,577
SAST SA Franklin Tactical Opportunities Portfolio Class 3	694,233	—	694,233	—	694,233	694,233
SAST SA Global Index Allocation 60/40 Portfolio Class 3	2,317,152	—	2,317,152	—	2,317,152	2,317,152
SAST SA Global Index Allocation 75/25 Portfolio Class 3	2,260,826	—	2,260,826	—	2,260,826	2,260,826
SAST SA Global Index Allocation 90/10 Portfolio Class 3	8,513,011	—	8,513,011	—	8,513,011	8,513,011
SAST SA Goldman Sachs Global Bond Portfolio Class 3	2,328,093	—	2,328,093	—	2,328,093	2,328,093
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	2,791,116	—	2,791,116	—	2,791,116	2,791,116
SAST SA Index Allocation 60/40 Portfolio Class 3	9,068,565	—	9,068,565	—	9,068,565	9,068,565
SAST SA Index Allocation 80/20 Portfolio Class 3	12,831,395	—	12,831,395	—	12,831,395	12,831,395
SAST SA Index Allocation 90/10 Portfolio Class 3	45,395,166	—	45,395,166	—	45,395,166	45,395,166
SAST SA International Index Portfolio Class 3	407,398	—	407,398	—	407,398	407,398
SAST SA Invesco Growth Opportunities Portfolio Class 3	379,583	—	379,583	—	379,583	379,583
SAST SA Invesco Main Street Large Cap Portfolio Class 3	1,139,385	—	1,139,385	—	1,139,385	1,139,385
SAST SA Janus Focused Growth Portfolio Class 3	958,664	—	958,664	—	958,664	958,664
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	3,086,724	—	3,086,724	—	3,086,724	3,086,724
SAST SA JPMorgan Emerging Markets Portfolio Class 3	535,149	—	535,149	—	535,149	535,149
SAST SA JPMorgan Equity-Income Portfolio Class 3	1,608,358	—	1,608,358	—	1,608,358	1,608,358
SAST SA JPMorgan Global Equities Portfolio Class 3	133,403	—	133,403	—	133,403	133,403
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	6,312,075	—	6,312,075	—	6,312,075	6,312,075
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	2,240,274	—	2,240,274	—	2,240,274	2,240,274
SAST SA Large Cap Growth Index Portfolio Class 3	827,172	—	827,172	—	827,172	827,172
SAST SA Large Cap Index Portfolio Class 3	1,807,833	—	1,807,833	—	1,807,833	1,807,833

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
SAST SA Large Cap Value Index Portfolio Class 3	$472,046	$—	$472,046	$—	$472,046	$472,046
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,627,378	—	1,627,378	—	1,627,378	1,627,378
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	1,333,097	—	1,333,097	—	1,333,097	1,333,097
SAST SA MFS Total Return Portfolio Class 3	1,339,274	—	1,339,274	—	1,339,274	1,339,274
SAST SA Mid Cap Index Portfolio Class 3	1,216,626	—	1,216,626	—	1,216,626	1,216,626
SAST SA Morgan Stanley International Equities Portfolio Class 3	809,471	—	809,471	—	809,471	809,471
SAST SA PIMCO RAE International Value Portfolio Class 3	591,759	—	591,759	—	591,759	591,759
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	28,674,686	—	28,674,686	—	28,674,686	28,674,686
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,525,318	—	1,525,318	—	1,525,318	1,525,318
SAST SA Putnam International Growth and Income Portfolio Class 3	141,364	—	141,364	—	141,364	141,364
SAST SA Schroders VCP Global Allocation Portfolio Class 3	16,180,045	—	16,180,045	—	16,180,045	16,180,045
SAST SA Small Cap Index Portfolio Class 3	952,490	—	952,490	—	952,490	952,490
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	3,040,225	—	3,040,225	—	3,040,225	3,040,225
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	40,282,408	—	40,282,408	—	40,282,408	40,282,408
SAST SA VCP Dynamic Allocation Portfolio Class 3	81,952,858	—	81,952,858	—	81,952,858	81,952,858
SAST SA VCP Dynamic Strategy Portfolio Class 3	85,981,021	—	85,981,021	—	85,981,021	85,981,021
SAST SA VCP Index Allocation Portfolio Class 3	26,990,262	—	26,990,262	—	26,990,262	26,990,262
SAST SA Wellington Capital Appreciation Portfolio Class 3	8,071,128	—	8,071,128	—	8,071,128	8,071,128
SAST SA Wellington Government and Quality Bond Portfolio Class 3	4,331,151	—	4,331,151	—	4,331,151	4,331,151
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	1,930,203	—	1,930,203	—	1,930,203	1,930,203
T Rowe Price Retirement 2015 Advisor Class	12,880,126	(277)	12,879,849	—	12,879,849	12,879,849
T Rowe Price Retirement 2020 Advisor Class	32,092,571	(823)	32,091,748	—	32,091,748	32,091,748
T Rowe Price Retirement 2025 Advisor Class	61,877,485	(1,645)	61,875,840	—	61,875,840	61,875,840
T Rowe Price Retirement 2030 Advisor Class	69,789,432	(2,524)	69,786,908	—	69,786,908	69,786,908
T Rowe Price Retirement 2035 Advisor Class	59,763,695	(2,592)	59,761,103	—	59,761,103	59,761,103
T Rowe Price Retirement 2040 Advisor Class	58,349,539	(2,853)	58,346,686	—	58,346,686	58,346,686
T Rowe Price Retirement 2045 Advisor Class	45,921,724	(2,441)	45,919,283	—	45,919,283	45,919,283
T Rowe Price Retirement 2050 Advisor Class	40,810,107	(2,512)	40,807,595	—	40,807,595	40,807,595
T Rowe Price Retirement 2055 Advisor Class	22,008,460	(1,821)	22,006,639	—	22,006,639	22,006,639
T Rowe Price Retirement 2060 Advisor Class	17,824,121	(1,710)	17,822,411	—	17,822,411	17,822,411
VALIC Company I Aggressive Growth Lifestyle Fund	609,605,437	(38,682)	609,566,755	29,025	609,537,730	609,566,755
VALIC Company I Asset Allocation Fund	127,823,607	(6,406)	127,817,201	41,393	127,775,808	127,817,201
VALIC Company I Blue Chip Growth Fund	569,685,062	(38,362)	569,646,700	72,297	569,574,403	569,646,700
VALIC Company I Capital Appreciation Fund	47,695,252	(2,607)	47,692,645	—	47,692,645	47,692,645
VALIC Company I Conservative Growth Lifestyle Fund	298,046,421	(13,506)	298,032,915	—	298,032,915	298,032,915
VALIC Company I Core Bond Fund	2,287,744,788	(136,062)	2,287,608,726	106,678	2,287,502,048	2,287,608,726
VALIC Company I Dividend Value Fund	1,204,260,105	(87,458)	1,204,172,647	193,586	1,203,979,061	1,204,172,647
VALIC Company I Dynamic Allocation Fund	143,234,021	(2,506)	143,231,515	—	143,231,515	143,231,515
VALIC Company I Emerging Economies Fund	559,643,986	(19,713)	559,624,273	35,055	559,589,218	559,624,273
VALIC Company I Global Real Estate Fund	366,534,851	(17,270)	366,517,581	4,579	366,513,002	366,517,581
VALIC Company I Global Strategy Fund	207,453,217	(15,388)	207,437,829	93,376	207,344,453	207,437,829
VALIC Company I Government Securities Fund	134,852,801	(4,512)	134,848,289	55,983	134,792,306	134,848,289
VALIC Company I Growth Fund	792,182,241	(35,215)	792,147,026	315,264	791,831,762	792,147,026
VALIC Company I High Yield Bond Fund	422,726,429	(36,295)	422,690,134	—	422,690,134	422,690,134
VALIC Company I Inflation Protected Fund	736,801,831	(43,802)	736,758,029	22,545	736,735,484	736,758,029
VALIC Company I International Equities Index Fund	1,298,793,274	(54,633)	1,298,738,641	108,422	1,298,630,219	1,298,738,641
VALIC Company I International Government Bond Fund	77,643,243	(5,830)	77,637,413	13,941	77,623,472	77,637,413
VALIC Company I International Growth Fund	372,227,937	(20,502)	372,207,435	343,769	371,863,666	372,207,435
VALIC Company I International Opportunities Fund	428,146,798	(13,657)	428,133,141	32,017	428,101,124	428,133,141
VALIC Company I International Socially Responsible Fund	327,944,866	(14,705)	327,930,161	259,554	327,670,607	327,930,161
VALIC Company I International Value Fund	501,176,373	(30,833)	501,145,540	47,931	501,097,609	501,145,540
VALIC Company I Large Capital Growth Fund	584,611,551	(24,765)	584,586,786	120,099	584,466,687	584,586,786
VALIC Company I Mid Cap Index Fund	2,787,300,039	(148,216)	2,787,151,823	1,262,401	2,785,889,422	2,787,151,823
VALIC Company I Mid Cap Strategic Growth Fund	626,864,648	(34,545)	626,830,103	86,834	626,743,269	626,830,103
VALIC Company I Mid Cap Value Fund	759,260,358	(50,363)	759,209,995	24,359	759,185,636	759,209,995
VALIC Company I Moderate Growth Lifestyle Fund	959,409,152	(49,804)	959,359,348	48,319	959,311,029	959,359,348
VALIC Company I Nasdaq-100 Index Fund	576,675,373	(22,202)	576,653,171	104,337	576,548,834	576,653,171
VALIC Company I Science & Technology Fund	1,679,514,677	(65,952)	1,679,448,725	968,759	1,678,479,966	1,679,448,725
VALIC Company I Small Cap Growth Fund	430,659,900	(15,016)	430,644,884	81,196	430,563,688	430,644,884
VALIC Company I Small Cap Index Fund	827,276,290	(19,934)	827,256,356	546,211	826,710,145	827,256,356
VALIC Company I Small Cap Special Values Fund	198,080,673	(5,523)	198,075,150	49,803	198,025,347	198,075,150

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
VALIC Company I Small Cap Value Fund	$479,794,220	$(16,498)	$479,777,722	$5,342	$479,772,380	$479,777,722
VALIC Company I Stock Index Fund	4,317,093,490	(212,359)	4,316,881,131	7,213,021	4,309,668,110	4,316,881,131
VALIC Company I Systematic Core Fund	493,004,235	(29,692)	492,974,543	311,939	492,662,604	492,974,543
VALIC Company I Systematic Value Fund	297,482,936	(24,628)	297,458,308	4,194	297,454,114	297,458,308
VALIC Company I U.S. Socially Responsible Fund	623,146,543	(50,812)	623,095,731	22,245	623,073,486	623,095,731
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	105,882,098	(4,726)	105,877,372	—	105,877,372	105,877,372
Vanguard LifeStrategy Growth Fund Investor Shares	300,402,940	(14,619)	300,388,321	8,018	300,380,303	300,388,321
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	281,307,407	(14,611)	281,292,796	12,881	281,279,915	281,292,796
Vanguard Long-Term Investment-Grade Fund Investor Shares	154,468,101	(11,512)	154,456,589	2,805	154,453,784	154,456,589
Vanguard Long-Term Treasury Fund Investor Shares	132,138,163	(8,665)	132,129,498	31,807	132,097,691	132,129,498
Vanguard Wellington Fund Investor Shares	1,794,568,124	(97,862)	1,794,470,262	9,411,711	1,785,058,551	1,794,470,262
Vanguard Windsor II Fund Investor Shares	1,819,921,629	(82,791)	1,819,838,838	620,603	1,819,218,235	1,819,838,838

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Beacon Bridgeway Large Cap Growth Fund Investor Class	2,803,629	$22.74	$63,754,516	$84,604,190	1
Ariel Appreciation Fund Investor Class	8,326,763	37.85	315,167,994	377,357,861	1
Ariel Fund Investor Class	5,397,136	62.33	336,403,508	361,768,784	1
FTVIP Franklin Allocation VIP Fund Class 2	119,363	4.41	526,392	684,199	1
FTVIP Franklin Income VIP Fund Class 2	352,129	14.73	5,186,859	5,303,859	1
Goldman Sachs VIT Government Money Market Fund Institutional Shares	546,865,181	1.00	546,865,181	546,865,181	1
Goldman Sachs VIT Government Money Market Fund Service Shares	4,255,217	1.00	4,255,217	4,255,217	1
Invesco V.I. American Franchise Fund Series II	23,515	38.85	913,565	1,468,930	1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	20,719,221	7.00	145,034,549	137,388,719	1
Invesco V.I. Comstock Fund Series II	68,903	20.25	1,395,283	1,149,786	1
Invesco V.I. Growth and Income Fund Series II	70,533	19.77	1,394,440	1,347,544	1
Lord Abbett Growth and Income Portfolio Class VC	18,728	32.80	614,283	630,012	1
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,319	10.05	23,303	29,745	1
PIMCO Total Return Portfolio Advisor Class	438,878	8.98	3,941,121	4,830,209	1
SST SA Allocation Balanced Portfolio Class 3	384,230	8.62	3,312,060	3,944,184	1
SST SA Allocation Growth Portfolio Class 3	506,567	13.11	6,641,095	7,531,547	1
SST SA Allocation Moderate Growth Portfolio Class 3	576,515	9.12	5,257,812	6,159,976	1
SST SA Allocation Moderate Portfolio Class 3	691,656	9.05	6,259,487	7,546,680	1
SST SA American Century Inflation Protection Portfolio Class 3	646,834	8.72	5,640,396	6,345,123	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	266,284	10.11	2,692,133	3,235,195	1
SAST SA AB Growth Portfolio Class 3	91,492	41.72	3,817,026	4,877,725	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	142,115	12.04	1,711,064	1,996,232	1
SAST SA American Funds Asset Allocation Portfolio Class 3	4,351,251	15.09	65,660,375	65,717,142	1
SAST SA American Funds Global Growth Portfolio Class 3	289,315	10.55	3,052,271	3,344,362	1
SAST SA American Funds Growth Portfolio Class 3	982,525	11.16	10,964,978	13,043,558	1
SAST SA American Funds Growth-Income Portfolio Class 3	548,540	11.08	6,077,823	6,328,887	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	5,506,926	13.65	75,169,536	79,703,150	1
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	81,841	14.01	1,146,587	1,287,576	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	3,590,855	8.73	31,348,161	39,018,086	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	200,941	10.00	2,009,407	2,049,087	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	11,496	12.86	147,837	188,584	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	565,740	11.03	6,240,112	7,554,378	1
SAST SA Fidelity Institutional AM® International Growth Class 3	4,825	13.44	64,852	72,875	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	39,205	11.42	447,717	513,422	1
SAST SA Fixed Income Index Portfolio Class 3	457,582	9.14	4,182,297	5,018,412	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	170,327	9.55	1,626,627	1,785,769	1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	64,914	19.12	1,241,156	1,289,039	1
SAST SA Franklin Small Company Value Portfolio Class 3	49,390	14.95	738,387	882,083	1
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	120	16.41	1,967	2,371	1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	406,486	10.11	4,109,577	5,007,373	1
SAST SA Franklin Tactical Opportunities Portfolio Class 3	67,730	10.25	694,233	765,125	1
SAST SA Global Index Allocation 60/40 Portfolio Class 3	147,778	15.68	2,317,152	2,327,894	1
SAST SA Global Index Allocation 75/25 Portfolio Class 3	140,511	16.09	2,260,826	2,237,127	1
SAST SA Global Index Allocation 90/10 Portfolio Class 3	515,940	16.50	8,513,011	8,641,866	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	261,878	8.89	2,328,093	2,856,149	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	306,716	9.10	2,791,116	3,256,819	1
SAST SA Index Allocation 60/40 Portfolio Class 3	763,347	11.88	9,068,565	9,176,465	1
SAST SA Index Allocation 80/20 Portfolio Class 3	993,142	12.92	12,831,395	12,345,888	1
SAST SA Index Allocation 90/10 Portfolio Class 3	3,395,300	13.37	45,395,166	42,224,726	1
SAST SA International Index Portfolio Class 3	36,769	11.08	407,398	431,724	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	81,281	4.67	379,583	587,758	1
SAST SA Invesco Main Street Large Cap Portfolio Class 3	67,619	16.85	1,139,385	1,354,451	1
SAST SA Janus Focused Growth Portfolio Class 3	86,914	11.03	958,664	1,325,989	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	199,272	15.49	3,086,724	3,758,792	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	78,010	6.86	535,149	621,634	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	46,768	34.39	1,608,358	1,591,228	1
SAST SA JPMorgan Global Equities Portfolio Class 3	8,427	15.83	133,403	157,296	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	811,321	7.78	6,312,075	7,439,185	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	186,379	12.02	2,240,274	3,751,268	1
SAST SA Large Cap Growth Index Portfolio Class 3	47,294	17.49	827,172	953,463	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
SAST SA Large Cap Index Portfolio Class 3	64,427	$28.06	$1,807,833	$1,913,677	1
SAST SA Large Cap Value Index Portfolio Class 3	28,402	16.62	472,046	477,573	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	165,890	9.81	1,627,378	2,153,061	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	69,252	19.25	1,333,097	1,507,323	1
SAST SA MFS Total Return Portfolio Class 3	78,412	17.08	1,339,274	1,488,605	1
SAST SA Mid Cap Index Portfolio Class 3	98,672	12.33	1,216,626	1,188,060	1
SAST SA Morgan Stanley International Equities Portfolio Class 3	97,999	8.26	809,471	924,629	1
SAST SA PIMCO RAE International Value Portfolio Class 3	48,987	12.08	591,759	679,662	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	3,288,381	8.72	28,674,686	35,852,040	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	323,847	4.71	1,525,318	1,747,992	1
SAST SA Putnam International Growth and Income Portfolio Class 3	14,236	9.93	141,364	144,418	1
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,866,210	8.67	16,180,045	20,088,612	1
SAST SA Small Cap Index Portfolio Class 3	90,455	10.53	952,490	1,062,641	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	259,848	11.70	3,040,225	3,107,623	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	4,144,281	9.72	40,282,408	48,681,120	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	8,003,209	10.24	81,952,858	100,105,036	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	7,615,679	11.29	85,981,021	100,571,100	1
SAST SA VCP Index Allocation Portfolio Class 3	2,595,218	10.40	26,990,262	28,855,846	1
SAST SA Wellington Capital Appreciation Portfolio Class 3	452,417	17.84	8,071,128	15,764,200	1
SAST SA Wellington Government and Quality Bond Portfolio Class 3	337,843	12.82	4,331,151	5,307,493	1
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	262,256	7.36	1,930,203	2,298,503	1
T Rowe Price Retirement 2015 Advisor Class	1,151,039	11.19	12,880,126	16,209,544	1
T Rowe Price Retirement 2020 Advisor Class	1,936,788	16.57	32,092,571	40,547,770	1
T Rowe Price Retirement 2025 Advisor Class	4,264,472	14.51	61,877,485	74,757,958	1
T Rowe Price Retirement 2030 Advisor Class	3,232,489	21.59	69,789,432	84,199,322	1
T Rowe Price Retirement 2035 Advisor Class	3,523,803	16.96	59,763,695	68,987,172	1
T Rowe Price Retirement 2040 Advisor Class	2,418,133	24.13	58,349,539	67,165,608	1
T Rowe Price Retirement 2045 Advisor Class	2,683,911	17.11	45,921,724	51,405,004	1
T Rowe Price Retirement 2050 Advisor Class	2,828,143	14.43	40,810,107	45,590,112	1
T Rowe Price Retirement 2055 Advisor Class	1,459,447	15.08	22,008,460	24,199,169	1
T Rowe Price Retirement 2060 Advisor Class	1,421,381	12.54	17,824,121	19,549,935	1
VALIC Company I Aggressive Growth Lifestyle Fund	62,716,609	9.72	609,605,437	740,005,938	1
VALIC Company I Asset Allocation Fund	13,177,691	9.70	127,823,607	140,819,933	1
VALIC Company I Blue Chip Growth Fund	40,374,561	14.11	569,685,062	746,401,943	1
VALIC Company I Capital Appreciation Fund	2,739,532	17.41	47,695,252	58,671,444	1
VALIC Company I Conservative Growth Lifestyle Fund	27,520,445	10.83	298,046,421	360,512,296	1
VALIC Company I Core Bond Fund	237,564,360	9.63	2,287,744,788	2,608,199,705	1
VALIC Company I Dividend Value Fund	94,973,194	12.68	1,204,260,105	1,174,398,414	1
VALIC Company I Dynamic Allocation Fund	14,966,982	9.57	143,234,021	170,877,373	1
VALIC Company I Emerging Economies Fund	89,399,998	6.26	559,643,986	692,104,328	1
VALIC Company I Global Real Estate Fund	56,651,445	6.47	366,534,851	448,435,463	1
VALIC Company I Global Strategy Fund	24,038,611	8.63	207,453,217	255,139,806	1
VALIC Company I Government Securities Fund	14,361,321	9.39	134,852,801	152,327,283	1
VALIC Company I Growth Fund	62,971,561	12.58	792,182,241	1,104,528,985	1
VALIC Company I High Yield Bond Fund	62,165,651	6.80	422,726,429	467,149,024	1
VALIC Company I Inflation Protected Fund	70,104,836	10.51	736,801,831	794,699,921	1
VALIC Company I International Equities Index Fund	185,013,287	7.02	1,298,793,274	1,298,037,524	1
VALIC Company I International Government Bond Fund	7,898,601	9.83	77,643,243	96,054,328	1
VALIC Company I International Growth Fund	33,413,639	11.14	372,227,937	397,420,534	1
VALIC Company I International Opportunities Fund	28,850,862	14.84	428,146,798	603,618,982	1
VALIC Company I International Socially Responsible Fund	15,594,145	21.03	327,944,866	331,705,958	1
VALIC Company I International Value Fund	52,810,998	9.49	501,176,373	474,965,760	1
VALIC Company I Large Capital Growth Fund	33,617,686	17.39	584,611,551	528,068,138	1
VALIC Company I Mid Cap Index Fund	108,455,254	25.70	2,787,300,039	2,725,395,599	1
VALIC Company I Mid Cap Strategic Growth Fund	36,214,018	17.31	626,864,648	738,969,132	1
VALIC Company I Mid Cap Value Fund	38,269,171	19.84	759,260,358	826,245,506	1
VALIC Company I Moderate Growth Lifestyle Fund	72,903,431	13.16	959,409,152	1,151,255,195	1
VALIC Company I Nasdaq-100 Index Fund	33,180,401	17.38	576,675,373	489,387,015	1
VALIC Company I Science & Technology Fund	86,617,570	19.39	1,679,514,677	2,615,402,189	1
VALIC Company I Small Cap Growth Fund	31,049,740	13.87	430,659,900	676,329,243	1
VALIC Company I Small Cap Index Fund	49,926,149	16.57	827,276,290	948,724,544	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
VALIC Company I Small Cap Special Values Fund	16,659,434	$11.89	$198,080,673	$202,516,596	1
VALIC Company I Small Cap Value Fund	37,838,661	12.68	479,794,220	550,557,800	1
VALIC Company I Stock Index Fund	97,035,142	44.49	4,317,093,490	3,740,043,892	1
VALIC Company I Systematic Core Fund	20,541,843	24.00	493,004,235	535,624,749	1
VALIC Company I Systematic Value Fund	23,368,652	12.73	297,482,936	294,021,067	1
VALIC Company I U.S. Socially Responsible Fund	31,503,870	19.78	623,146,543	754,224,219	1
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	5,549,376	19.08	105,882,098	113,807,612	1
Vanguard LifeStrategy Growth Fund Investor Shares	8,337,578	36.03	300,402,940	251,324,618	1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	10,251,728	27.44	281,307,407	264,743,973	1
Vanguard Long-Term Investment-Grade Fund Investor Shares	19,803,603	7.80	154,468,101	212,951,522	1
Vanguard Long-Term Treasury Fund Investor Shares	15,067,065	8.77	132,138,163	198,768,047	1
Vanguard Wellington Fund Investor Shares	46,709,217	38.42	1,794,568,124	1,768,264,260	1
Vanguard Windsor II Fund Investor Shares	48,804,549	37.29	1,819,921,629	1,719,677,840	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Beacon Bridgeway Large Cap Growth Fund Investor Class	AST SA PGI Asset Allocation Portfolio Class 3	Ariel Appreciation Fund Investor Class	Ariel Fund Investor Class	FTVIP Franklin Allocation VIP Fund Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$2,022,957	$1,459,556	$8,996
Mortality and expense risk and administrative charges	(787,541)	—	(3,681,196)	(4,344,643)	(8,251)
Reimbursements of expenses	172,954	—	774,495	933,883	—
Net investment income (loss)	(614,587)	—	(883,744)	(1,951,204)	745
Net realized gain (loss)	(242,569)	—	(5,808,329)	6,333,141	(4,969)
Capital gain distribution from mutual funds	9,535,825	—	27,716,989	26,810,489	54,074
Change in unrealized appreciation (depreciation) of investments	(31,749,117)	—	(66,943,826)	(118,372,334)	(159,956)
Increase (decrease) in net assets from operations	(23,070,448)	—	(45,918,910)	(87,179,908)	(110,106)

From contract transactions:
Payments received from contract owners	1,052,828	—	5,928,240	6,731,449	3,000
Payments for contract benefits or terminations	(4,576,655)	—	(26,992,695)	(26,652,345)	(2,067)
Transfers between sub-accounts (including fixed account), net	831,535	—	22,181,185	(18,042,422)	(638)
Contract maintenance charges	(54,947)	—	(61,590)	(120,099)	(1,443)
Adjustments to net assets allocated to contracts in payout period	434	—	(34,174)	(6,270)	—
Increase (decrease) in net assets from contract transactions	(2,746,805)	—	1,020,966	(38,089,687)	(1,148)

Increase (decrease) in net assets	(25,817,253)	—	(44,897,944)	(125,269,595)	(111,254)
Net assets at beginning of period	89,568,193	—	360,052,093	461,659,439	637,646
Net assets at end of period	$63,750,940	$—	$315,154,149	$336,389,844	$526,392

Beginning units	46,309,014	—	69,174,578	79,923,597	35,049
Units issued	2,704,560	—	11,692,699	2,660,012	400
Units redeemed	(4,418,494)	—	(11,257,837)	(10,177,353)	(486)
Ending units	44,595,080	—	69,609,440	72,406,256	34,963

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$2,651	$1,628,550	$197,945	$10,549
Mortality and expense risk and administrative charges	(913,130)	(1,043)	(3,754,874)	(4,917,099)	(9,141)
Reimbursements of expenses	157,822	—	614,472	781,274	—
Net investment income (loss)	(755,308)	1,608	(1,511,852)	(3,937,880)	1,408
Net realized gain (loss)	2,585,888	2,619	2,902,382	19,464,431	(7,693)
Capital gain distribution from mutual funds	15,124,720	12,336	44,843,944	24,578,661	—
Change in unrealized appreciation (depreciation) of investments	(1,313,325)	(3,247)	19,583,812	65,813,811	63,795
Increase (decrease) in net assets from operations	15,641,975	13,316	65,818,286	105,919,023	57,510

From contract transactions:
Payments received from contract owners	1,298,725	—	6,850,495	8,993,909	—
Payments for contract benefits or terminations	(6,282,228)	(2,193)	(29,818,628)	(33,843,940)	(21,815)
Transfers between sub-accounts (including fixed account), net	780,988	(106,333)	51,039,724	12,949,956	37,494
Contract maintenance charges	(56,502)	(1,188)	(65,893)	(141,366)	(1,029)
Adjustments to net assets allocated to contracts in payout period	415	—	(12,591)	4,332	—
Increase (decrease) in net assets from contract transactions	(4,258,602)	(109,714)	27,993,107	(12,037,109)	14,650

Increase (decrease) in net assets	11,383,373	(96,398)	93,811,393	93,881,914	72,160
Net assets at beginning of period	78,184,820	96,398	266,240,700	367,777,525	565,486
Net assets at end of period	$89,568,193	$—	$360,052,093	$461,659,439	$637,646

Beginning units	48,673,680	4,291	63,856,002	82,157,346	34,297
Units issued	3,493,925	16	15,726,537	8,446,726	2,512
Units redeemed	(5,858,591)	(4,307)	(10,407,961)	(10,680,475)	(1,760)
Ending units	46,309,014	—	69,174,578	79,923,597	35,049

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin Income VIP Fund Class 2	Goldman Sachs VIT Government Money Market Fund Institutional Shares	Goldman Sachs VIT Government Money Market Fund Service Shares	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5
For the Year Ended December 31, 2022
From operations:
Dividends	$269,058	$8,036,022	$57,344	$—	$12,891,218
Mortality and expense risk and administrative charges	(70,436)	(3,059,430)	(48,049)	(13,472)	(1,497,804)
Net investment income (loss)	198,622	4,976,592	9,295	(13,472)	11,393,414
Net realized gain (loss)	(13,138)	—	—	(6,452)	2,221,108
Capital gain distribution from mutual funds	109,212	—	—	292,727	—
Change in unrealized appreciation (depreciation) of investments	(679,034)	—	—	(729,135)	(2,607,261)
Increase (decrease) in net assets from operations	(384,338)	4,976,592	9,295	(456,332)	11,007,261

From contract transactions:
Payments received from contract owners	67,295	42,048,235	196,917	16,132	8,742,941
Payments for contract benefits or terminations	(526,824)	(44,419,070)	(488,861)	(31,512)	(16,806,295)
Transfers between sub-accounts (including fixed account), net	83,284	544,363,689	1,849,656	(56,456)	(10,638,971)
Contract maintenance charges	(22,056)	(135,298)	(53,808)	(2,396)	(47,153)
Adjustments to net assets allocated to contracts in payout period	—	(6,198)	—	—	151
Increase (decrease) in net assets from contract transactions	(398,301)	541,851,358	1,503,904	(74,232)	(18,749,327)

Increase (decrease) in net assets	(782,639)	546,827,950	1,513,199	(530,564)	(7,742,066)
Net assets at beginning of period	5,969,498	—	2,742,018	1,444,129	152,770,955
Net assets at end of period	$5,186,859	$546,827,950	$4,255,217	$913,565	$145,028,889

Beginning units	306,193	—	283,048	30,606	199,121,819
Units issued	27,034	319,567,040	292,833	1,100	22,202,153
Units redeemed	(41,523)	(39,654,653)	(138,067)	(3,230)	(44,545,671)
Ending units	291,704	279,912,387	437,814	28,476	176,778,301

For the Year Ended December 31, 2021
From operations:
Dividends	$258,469	$—	$205	$—	$21,668,852
Mortality and expense risk and administrative charges	(71,374)	—	(43,315)	(15,910)	(1,486,170)
Net investment income (loss)	187,095	—	(43,110)	(15,910)	20,182,682
Net realized gain (loss)	21,954	—	—	17,563	(4,077,647)
Capital gain distribution from mutual funds	—	—	—	174,080	—
Change in unrealized appreciation (depreciation) of investments	567,698	—	—	(60,334)	10,543,188
Increase (decrease) in net assets from operations	776,747	—	(43,110)	115,399	26,648,223

From contract transactions:
Payments received from contract owners	362,994	—	464,450	343,748	8,239,606
Payments for contract benefits or terminations	(150,521)	—	(495,317)	(28,362)	(16,341,874)
Transfers between sub-accounts (including fixed account), net	3,323	—	(856,329)	2,528	(29,144,555)
Contract maintenance charges	(15,989)	—	(35,400)	(1,635)	(45,776)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	155
Increase (decrease) in net assets from contract transactions	199,807	—	(922,596)	316,279	(37,292,444)

Increase (decrease) in net assets	976,554	—	(965,706)	431,678	(10,644,221)
Net assets at beginning of period	4,992,944	—	3,707,724	1,012,451	163,415,176
Net assets at end of period	$5,969,498	$—	$2,742,018	$1,444,129	$152,770,955

Beginning units	294,878	—	377,859	23,558	251,717,915
Units issued	24,288	—	129,702	7,869	9,867,434
Units redeemed	(12,973)	—	(224,513)	(821)	(62,463,530)
Ending units	306,193	—	283,048	30,606	199,121,819

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Comstock Fund Series II	Invesco V.I. Growth and Income Fund Series II	Lord Abbett Growth and Income Portfolio Class VC	PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class
For the Year Ended December 31, 2022
From operations:
Dividends	$19,631	$18,852	$8,526	$1,173	$101,608
Mortality and expense risk and administrative charges	(20,954)	(21,450)	(7,158)	(286)	(48,001)
Net investment income (loss)	(1,323)	(2,598)	1,368	887	53,607
Net realized gain (loss)	36,101	10,217	5,507	(420)	(81,879)
Capital gain distribution from mutual funds	44,763	138,204	51,903	—	—
Change in unrealized appreciation (depreciation) of investments	(90,563)	(269,452)	(100,144)	(5,407)	(669,947)
Increase (decrease) in net assets from operations	(11,022)	(123,629)	(41,366)	(4,940)	(698,219)

From contract transactions:
Payments received from contract owners	94,546	—	176,311	—	239,559
Payments for contract benefits or terminations	(91,632)	(100,061)	(14,374)	(240)	(128,810)
Transfers between sub-accounts (including fixed account), net	(155,405)	(79,178)	(22,271)	(483)	67,054
Contract maintenance charges	(12,086)	(10,242)	(1,672)	(388)	(75,766)
Increase (decrease) in net assets from contract transactions	(164,577)	(189,481)	137,994	(1,111)	102,037

Increase (decrease) in net assets	(175,599)	(313,110)	96,628	(6,051)	(596,182)
Net assets at beginning of period	1,570,882	1,707,550	517,655	29,354	4,537,303
Net assets at end of period	$1,395,283	$1,394,440	$614,283	$23,303	$3,941,121

Beginning units	60,146	65,888	21,057	2,823	434,167
Units issued	4,333	1,625	9,718	33	63,456
Units redeemed	(10,812)	(9,415)	(1,847)	(163)	(51,851)
Ending units	53,667	58,098	28,928	2,693	445,772

For the Year Ended December 31, 2021
From operations:
Dividends	$24,169	$22,231	$5,319	$749	$66,944
Mortality and expense risk and administrative charges	(21,322)	(23,216)	(6,612)	(195)	(45,971)
Net investment income (loss)	2,847	(985)	(1,293)	554	20,973
Net realized gain (loss)	29,933	33,283	12,303	(5)	(5,537)
Capital gain distribution from mutual funds	—	—	54,544	—	164,765
Change in unrealized appreciation (depreciation) of investments	368,466	340,347	50,993	(1,295)	(263,169)
Increase (decrease) in net assets from operations	401,246	372,645	116,547	(746)	(82,968)

From contract transactions:
Payments received from contract owners	51,680	92,352	25,450	22,974	1,169,541
Payments for contract benefits or terminations	(82,754)	(97,269)	(12,389)	(616)	(125,330)
Transfers between sub-accounts (including fixed account), net	(130,850)	(97,536)	(27,713)	2,003	804,965
Contract maintenance charges	(9,305)	(8,435)	(1,132)	(141)	(47,798)
Increase (decrease) in net assets from contract transactions	(171,229)	(110,888)	(15,784)	24,220	1,801,378

Increase (decrease) in net assets	230,017	261,757	100,763	23,474	1,718,410
Net assets at beginning of period	1,340,865	1,445,793	416,892	5,880	2,818,893
Net assets at end of period	$1,570,882	$1,707,550	$517,655	$29,354	$4,537,303

Beginning units	67,360	70,628	21,661	544	262,971
Units issued	2,649	4,682	1,926	2,360	189,724
Units redeemed	(9,863)	(9,422)	(2,530)	(81)	(18,528)
Ending units	60,146	65,888	21,057	2,823	434,167

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3	SST SA American Century Inflation Protection Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$95,415	$167,008	$157,429	$189,002	$137,542
Mortality and expense risk and administrative charges	(45,940)	(90,858)	(72,918)	(91,995)	(67,079)
Net investment income (loss)	49,475	76,150	84,511	97,007	70,463
Net realized gain (loss)	(17,103)	(10,617)	(11,516)	(32,123)	14,648
Capital gain distribution from mutual funds	173,546	396,555	369,492	428,382	88,553
Change in unrealized appreciation (depreciation) of investments	(880,065)	(2,090,061)	(1,558,867)	(1,866,708)	(868,800)
Increase (decrease) in net assets from operations	(674,147)	(1,627,973)	(1,116,380)	(1,373,442)	(695,136)

From contract transactions:
Payments received from contract owners	192,153	258,852	206,690	63,968	566,413
Payments for contract benefits or terminations	(102,821)	(492,829)	(91,928)	(374,907)	(247,485)
Transfers between sub-accounts (including fixed account), net	3,548	(100,122)	17,874	56,211	620,793
Contract maintenance charges	(38,383)	(98,847)	(70,854)	(88,852)	(87,777)
Increase (decrease) in net assets from contract transactions	54,497	(432,946)	61,782	(343,580)	851,944

Increase (decrease) in net assets	(619,650)	(2,060,919)	(1,054,598)	(1,717,022)	156,808
Net assets at beginning of period	3,931,710	8,702,014	6,312,410	7,976,509	5,483,588
Net assets at end of period	$3,312,060	$6,641,095	$5,257,812	$6,259,487	$5,640,396

Beginning units	195,973	336,254	278,238	366,743	420,960
Units issued	12,082	19,568	12,819	14,366	131,445
Units redeemed	(10,143)	(40,941)	(9,324)	(32,792)	(59,213)
Ending units	197,912	314,881	281,733	348,317	493,192

For the Year Ended December 31, 2021
From operations:
Dividends	$36,039	$154,404	$104,965	$147,621	$101,970
Mortality and expense risk and administrative charges	(49,559)	(92,461)	(79,499)	(100,110)	(57,515)
Net investment income (loss)	(13,520)	61,943	25,466	47,511	44,455
Net realized gain (loss)	12,551	90,263	7,712	112,264	17,033
Capital gain distribution from mutual funds	123,365	594,199	540,073	638,307	154,904
Change in unrealized appreciation (depreciation) of investments	96,401	200,201	29,002	(167,138)	(76,805)
Increase (decrease) in net assets from operations	218,797	946,606	602,253	630,944	139,587

From contract transactions:
Payments received from contract owners	113,022	1,920,043	463,443	1,473,888	831,847
Payments for contract benefits or terminations	(92,900)	(186,583)	(311,652)	(743,319)	(106,297)
Transfers between sub-accounts (including fixed account), net	152,346	46,664	238,780	290,415	753,665
Contract maintenance charges	(29,831)	(70,913)	(54,917)	(66,730)	(56,089)
Increase (decrease) in net assets from contract transactions	142,637	1,709,211	335,654	954,254	1,423,126

Increase (decrease) in net assets	361,434	2,655,817	937,907	1,585,198	1,562,713
Net assets at beginning of period	3,570,276	6,046,197	5,374,503	6,391,311	3,920,875
Net assets at end of period	$3,931,710	$8,702,014	$6,312,410	$7,976,509	$5,483,588

Beginning units	188,561	267,094	263,426	320,332	309,631
Units issued	13,874	87,969	33,191	87,689	132,863
Units redeemed	(6,462)	(18,809)	(18,379)	(41,278)	(21,534)
Ending units	195,973	336,254	278,238	366,743	420,960

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	SAST SA AB Growth Portfolio Class 3	SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$31,369	$—	$14,908	$1,264,038	$—
Mortality and expense risk and administrative charges	(33,303)	(50,523)	(22,697)	(859,219)	(44,480)
Net investment income (loss)	(1,934)	(50,523)	(7,789)	404,819	(44,480)
Net realized gain (loss)	9,350	80,518	24,360	434,721	(44,016)
Capital gain distribution from mutual funds	466,064	670,403	458,359	2,373,338	19,606
Change in unrealized appreciation (depreciation) of investments	(1,075,721)	(2,193,264)	(804,892)	(14,574,587)	(978,500)
Increase (decrease) in net assets from operations	(602,241)	(1,492,866)	(329,962)	(11,361,709)	(1,047,390)

From contract transactions:
Payments received from contract owners	100,400	270,692	179,431	3,540,151	155,005
Payments for contract benefits or terminations	(74,233)	(261,355)	(58,401)	(3,218,338)	(105,115)
Transfers between sub-accounts (including fixed account), net	47,447	380,013	(9,734)	712,017	138,921
Contract maintenance charges	(50,277)	(37,661)	(7,741)	(1,055,427)	(16,318)
Increase (decrease) in net assets from contract transactions	23,337	351,689	103,555	(21,597)	172,493

Increase (decrease) in net assets	(578,904)	(1,141,177)	(226,407)	(11,383,306)	(874,897)
Net assets at beginning of period	3,271,037	4,958,203	1,937,471	77,043,681	3,927,168
Net assets at end of period	$2,692,133	$3,817,026	$1,711,064	$65,660,375	$3,052,271

Beginning units	191,531	84,856	59,438	2,999,964	106,518
Units issued	15,841	17,237	10,317	270,009	12,672
Units redeemed	(14,319)	(9,325)	(6,594)	(273,562)	(7,371)
Ending units	193,053	92,768	63,161	2,996,411	111,819

For the Year Ended December 31, 2021
From operations:
Dividends	$67,442	$—	$7,980	$744,061	$2,326
Mortality and expense risk and administrative charges	(35,326)	(54,700)	(21,406)	(873,520)	(50,830)
Net investment income (loss)	32,116	(54,700)	(13,426)	(129,459)	(48,504)
Net realized gain (loss)	36,951	219,843	(20,158)	781,048	34,198
Capital gain distribution from mutual funds	202,800	381,982	11,380	622,882	301,737
Change in unrealized appreciation (depreciation) of investments	181,525	477,972	464,684	7,333,057	191,699
Increase (decrease) in net assets from operations	453,392	1,025,097	442,480	8,607,528	479,130

From contract transactions:
Payments received from contract owners	197,332	809,973	338,739	7,596,927	368,237
Payments for contract benefits or terminations	(47,814)	(263,685)	(104,101)	(2,836,410)	(132,461)
Transfers between sub-accounts (including fixed account), net	199,112	(139,555)	(63,543)	3,504,674	38,595
Contract maintenance charges	(42,562)	(25,549)	(3,736)	(840,243)	(11,785)
Increase (decrease) in net assets from contract transactions	306,068	381,184	167,359	7,424,948	262,586

Increase (decrease) in net assets	759,460	1,406,281	609,839	16,032,476	741,716
Net assets at beginning of period	2,511,577	3,551,922	1,327,632	61,011,205	3,185,452
Net assets at end of period	$3,271,037	$4,958,203	$1,937,471	$77,043,681	$3,927,168

Beginning units	171,781	77,219	54,765	2,693,836	99,095
Units issued	30,725	20,377	14,537	470,634	13,911
Units redeemed	(10,975)	(12,740)	(9,864)	(164,506)	(6,488)
Ending units	191,531	84,856	59,438	2,999,964	106,518

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3	SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA BlackRock Multi- Factor 70/30 Portfolio Class 3	SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$60,945	$56,842	$778,267	$17,812	$—
Mortality and expense risk and administrative charges	(158,983)	(87,717)	(985,846)	(10,129)	(416,687)
Net investment income (loss)	(98,038)	(30,875)	(207,579)	7,683	(416,687)
Net realized gain (loss)	60,200	(28,763)	505,662	(2,339)	(405,353)
Capital gain distribution from mutual funds	1,609,497	194,725	2,743,015	11,041	2,263
Change in unrealized appreciation (depreciation) of investments	(5,976,083)	(1,498,711)	(19,626,166)	(145,571)	(6,325,740)
Increase (decrease) in net assets from operations	(4,404,424)	(1,363,624)	(16,585,068)	(129,186)	(7,145,517)

From contract transactions:
Payments received from contract owners	1,356,769	69,691	4,924,531	844,086	1,328,587
Payments for contract benefits or terminations	(230,184)	(211,642)	(2,988,476)	(1,411)	(1,219,365)
Transfers between sub-accounts (including fixed account), net	706,125	(69,830)	1,207,302	38,032	730,897
Contract maintenance charges	(40,493)	(13,920)	(1,319,355)	(12,330)	(568,162)
Increase (decrease) in net assets from contract transactions	1,792,217	(225,701)	1,824,002	868,377	271,957

Increase (decrease) in net assets	(2,612,207)	(1,589,325)	(14,761,066)	739,191	(6,873,560)
Net assets at beginning of period	13,577,185	7,667,148	89,930,602	407,396	38,221,721
Net assets at end of period	$10,964,978	$6,077,823	$75,169,536	$1,146,587	$31,348,161

Beginning units	272,834	233,772	4,760,300	34,175	2,820,955
Units issued	59,313	4,757	449,086	84,223	210,872
Units redeemed	(12,195)	(12,888)	(346,165)	(2,600)	(185,736)
Ending units	319,952	225,641	4,863,221	115,798	2,846,091

For the Year Ended December 31, 2021
From operations:
Dividends	$2,902	$68,404	$1,025,013	$4,955	$313,525
Mortality and expense risk and administrative charges	(159,157)	(92,322)	(1,042,730)	(2,921)	(460,695)
Net investment income (loss)	(156,255)	(23,918)	(17,717)	2,034	(147,170)
Net realized gain (loss)	170,535	23,989	1,500,335	687	170,628
Capital gain distribution from mutual funds	488,655	236,758	4,424,588	15,014	5,222,160
Change in unrealized appreciation (depreciation) of investments	1,588,894	1,098,212	4,335,261	2,946	(3,021,112)
Increase (decrease) in net assets from operations	2,091,829	1,335,041	10,242,467	20,681	2,224,506

From contract transactions:
Payments received from contract owners	2,431,321	526,720	8,208,444	239,849	1,577,546
Payments for contract benefits or terminations	(236,817)	(172,836)	(3,005,414)	(1,418)	(1,366,856)
Transfers between sub-accounts (including fixed account), net	388,451	107,709	369,322	111,220	1,345,016
Contract maintenance charges	(26,803)	(8,966)	(1,073,355)	(2,854)	(492,760)
Increase (decrease) in net assets from contract transactions	2,556,152	452,627	4,498,997	346,797	1,062,946

Increase (decrease) in net assets	4,647,981	1,787,668	14,741,464	367,478	3,287,452
Net assets at beginning of period	8,929,204	5,879,480	75,189,138	39,918	34,934,269
Net assets at end of period	$13,577,185	$7,667,148	$89,930,602	$407,396	$38,221,721

Beginning units	215,567	219,147	4,510,953	3,749	2,740,433
Units issued	69,196	25,377	624,960	30,987	253,421
Units redeemed	(11,929)	(10,752)	(375,613)	(561)	(172,899)
Ending units	272,834	233,772	4,760,300	34,175	2,820,955

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Columbia Technology Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® International Growth Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$2,681	$232,830	$—
Mortality and expense risk and administrative charges	—	(25,843)	(2,146)	(90,026)	(473)
Net investment income (loss)	—	(25,843)	535	142,804	(473)
Net realized gain (loss)	—	(35,948)	(1,772)	(156,117)	(335)
Capital gain distribution from mutual funds	—	—	—	23,203	5,247
Change in unrealized appreciation (depreciation) of investments	—	(2,610)	(43,931)	(1,296,422)	(12,552)
Increase (decrease) in net assets from operations	—	(64,401)	(45,168)	(1,286,532)	(8,113)

From contract transactions:
Payments received from contract owners	—	285,580	20,000	113,986	40,692
Payments for contract benefits or terminations	—	(360,472)	(10,956)	(246,594)	(719)
Transfers between sub-accounts (including fixed account), net	—	230,250	(22,238)	(609,944)	1,244
Contract maintenance charges	—	(33,816)	(1,659)	(102,996)	(428)
Increase (decrease) in net assets from contract transactions	—	121,542	(14,853)	(845,548)	40,789

Increase (decrease) in net assets	—	57,141	(60,021)	(2,132,080)	32,676
Net assets at beginning of period	—	1,952,266	207,858	8,372,192	32,176
Net assets at end of period	$—	$2,009,407	$147,837	$6,240,112	$64,852

Beginning units	—	223,263	18,999	408,850	2,176
Units issued	—	117,283	3,182	20,232	4,166
Units redeemed	—	(104,579)	(4,974)	(68,224)	(299)
Ending units	—	235,967	17,207	360,858	6,043

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$—	$1,777	$224,003	$—
Mortality and expense risk and administrative charges	(45,992)	(22,268)	(2,092)	(91,909)	(348)
Net investment income (loss)	(45,992)	(22,268)	(315)	132,094	(348)
Net realized gain (loss)	121,696	(1,403)	1,198	23,423	277
Capital gain distribution from mutual funds	1,893,193	—	—	21,961	2,245
Change in unrealized appreciation (depreciation) of investments	(851,828)	(12,747)	(12,697)	(234,836)	519
Increase (decrease) in net assets from operations	1,117,069	(36,418)	(11,814)	(57,358)	2,693

From contract transactions:
Payments received from contract owners	687,663	169,347	57,647	966,844	5,436
Payments for contract benefits or terminations	(88,531)	(39,512)	(3,500)	(315,355)	—
Transfers between sub-accounts (including fixed account), net	(4,988,470)	196,644	62,036	1,520,001	134
Contract maintenance charges	(12,629)	(24,173)	(930)	(70,722)	(186)
Increase (decrease) in net assets from contract transactions	(4,401,967)	302,306	115,253	2,100,768	5,384

Increase (decrease) in net assets	(3,284,898)	265,888	103,439	2,043,410	8,077
Net assets at beginning of period	3,284,898	1,686,378	104,419	6,328,782	24,099
Net assets at end of period	$—	$1,952,266	$207,858	$8,372,192	$32,176

Beginning units	60,821	188,354	9,098	306,467	1,799
Units issued	18,059	43,108	10,275	130,038	430
Units redeemed	(78,880)	(8,199)	(374)	(27,655)	(53)
Ending units	—	223,263	18,999	408,850	2,176
The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Fixed Income Index Portfolio Class 3	SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	SAST SA Franklin Small Company Value Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$3,185	$74,443	$19,151	$19,558	$3,303
Mortality and expense risk and administrative charges	(5,389)	(52,601)	(20,530)	(17,201)	(10,501)
Net investment income (loss)	(2,204)	21,842	(1,379)	2,357	(7,198)
Net realized gain (loss)	2,436	(56,060)	(16,933)	28,846	(8,472)
Capital gain distribution from mutual funds	39,024	11,766	447	222,495	169,042
Change in unrealized appreciation (depreciation) of investments	(175,717)	(653,412)	(143,908)	(284,282)	(260,104)
Increase (decrease) in net assets from operations	(136,461)	(675,864)	(161,773)	(30,584)	(106,732)

From contract transactions:
Payments received from contract owners	117,936	382,125	17,177	162,654	25,901
Payments for contract benefits or terminations	(7,243)	(189,272)	(78,649)	(74,287)	(33,975)
Transfers between sub-accounts (including fixed account), net	42,427	(60,100)	(84,898)	(123,533)	(44,715)
Contract maintenance charges	(4,094)	(66,338)	(29,340)	(8,222)	(7,092)
Increase (decrease) in net assets from contract transactions	149,026	66,415	(175,710)	(43,388)	(59,881)

Increase (decrease) in net assets	12,565	(609,449)	(337,483)	(73,972)	(166,613)
Net assets at beginning of period	435,152	4,791,746	1,964,110	1,315,128	905,000
Net assets at end of period	$447,717	$4,182,297	$1,626,627	$1,241,156	$738,387

Beginning units	21,666	439,392	187,832	49,904	33,705
Units issued	10,935	62,243	15,532	7,365	1,588
Units redeemed	(1,792)	(55,125)	(33,295)	(8,954)	(4,090)
Ending units	30,809	446,510	170,069	48,315	31,203

For the Year Ended December 31, 2021
From operations:
Dividends	$5,110	$91,335	$11,291	$20,898	$8,012
Mortality and expense risk and administrative charges	(5,244)	(55,578)	(11,051)	(17,928)	(11,623)
Net investment income (loss)	(134)	35,757	240	2,970	(3,611)
Net realized gain (loss)	12,275	40,656	4,367	21,558	11,383
Capital gain distribution from mutual funds	—	55,458	1,303	8,803	48,495
Change in unrealized appreciation (depreciation) of investments	113,144	(275,664)	(32,907)	274,813	115,402
Increase (decrease) in net assets from operations	125,285	(143,793)	(26,997)	308,144	171,669

From contract transactions:
Payments received from contract owners	53,477	393,437	1,129,093	35,916	74,242
Payments for contract benefits or terminations	(4,365)	(110,393)	(22,770)	(65,435)	(33,447)
Transfers between sub-accounts (including fixed account), net	(40,809)	476,766	225,147	(102,965)	(44,240)
Contract maintenance charges	(2,615)	(52,255)	(10,138)	(6,165)	(5,458)
Increase (decrease) in net assets from contract transactions	5,688	707,555	1,321,332	(138,649)	(8,903)

Increase (decrease) in net assets	130,973	563,762	1,294,335	169,495	162,766
Net assets at beginning of period	304,179	4,227,984	669,775	1,145,633	742,234
Net assets at end of period	$435,152	$4,791,746	$1,964,110	$1,315,128	$905,000

Beginning units	20,796	374,637	62,248	55,517	34,162
Units issued	4,505	110,068	130,492	1,759	4,897
Units redeemed	(3,635)	(45,313)	(4,908)	(7,372)	(5,354)
Ending units	21,666	439,392	187,832	49,904	33,705

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	SAST SA Franklin Tactical Opportunities Portfolio Class 3	SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Global Index Allocation 75/25 Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$33	$71,093	$7,546	$1,062	$2,673
Mortality and expense risk and administrative charges	(25)	(58,733)	(9,193)	(29,448)	(30,904)
Net investment income (loss)	8	12,360	(1,647)	(28,386)	(28,231)
Net realized gain (loss)	(24)	(58,428)	7,523	11,797	18,926
Capital gain distribution from mutual funds	231	1,003,141	32,943	22,520	28,965
Change in unrealized appreciation (depreciation) of investments	(582)	(1,421,069)	(165,460)	(435,226)	(486,754)
Increase (decrease) in net assets from operations	(367)	(463,996)	(126,641)	(429,295)	(467,094)

From contract transactions:
Payments received from contract owners	—	78,952	19,762	40,212	(20,000)
Payments for contract benefits or terminations	—	(168,312)	(39,342)	(86,622)	(54,546)
Transfers between sub-accounts (including fixed account), net	(205)	(384,466)	(11,381)	98,117	(12,852)
Contract maintenance charges	(45)	(30,561)	(10,607)	(33,537)	(41,060)
Increase (decrease) in net assets from contract transactions	(250)	(504,387)	(41,568)	18,170	(128,458)

Increase (decrease) in net assets	(617)	(968,383)	(168,209)	(411,125)	(595,552)
Net assets at beginning of period	2,584	5,077,960	862,442	2,728,277	2,856,378
Net assets at end of period	$1,967	$4,109,577	$694,233	$2,317,152	$2,260,826

Beginning units	177	125,457	63,732	210,223	213,549
Units issued	1	2,797	2,568	12,059	1,585
Units redeemed	(20)	(16,516)	(5,964)	(11,341)	(12,535)
Ending units	158	111,738	60,336	210,941	202,599

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$104,216	$7,596	$34,568	$35,225
Mortality and expense risk and administrative charges	(9)	(62,088)	(8,861)	(30,882)	(33,153)
Net investment income (loss)	(9)	42,128	(1,265)	3,686	2,072
Net realized gain (loss)	10	36,664	6,220	26,575	25,245
Capital gain distribution from mutual funds	—	300,700	50,919	71,353	52,646
Change in unrealized appreciation (depreciation) of investments	178	506,709	32,631	100,789	184,140
Increase (decrease) in net assets from operations	179	886,201	88,505	202,403	264,103

From contract transactions:
Payments received from contract owners	2,525	567,407	137,643	157,116	206,903
Payments for contract benefits or terminations	—	(369,394)	(6,868)	(70,483)	(49,928)
Transfers between sub-accounts (including fixed account), net	(110)	(3,310)	25,867	125,605	114,736
Contract maintenance charges	(10)	(22,395)	(8,010)	(26,166)	(34,390)
Increase (decrease) in net assets from contract transactions	2,405	172,308	148,632	186,072	237,321

Increase (decrease) in net assets	2,584	1,058,509	237,137	388,475	501,424
Net assets at beginning of period	—	4,019,451	625,305	2,339,802	2,354,954
Net assets at end of period	$2,584	$5,077,960	$862,442	$2,728,277	$2,856,378

Beginning units	—	121,438	52,440	195,286	195,464
Units issued	188	20,947	13,546	22,685	25,878
Units redeemed	(11)	(16,928)	(2,254)	(7,748)	(7,793)
Ending units	177	125,457	63,732	210,223	213,549

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Index Allocation 80/20 Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$113,094	$—	$—	$121,931	$188,171
Mortality and expense risk and administrative charges	(107,303)	(32,048)	(36,402)	(107,445)	(170,950)
Net investment income (loss)	5,791	(32,048)	(36,402)	14,486	17,221
Net realized gain (loss)	109,399	(34,902)	(6,954)	85,294	208,501
Capital gain distribution from mutual funds	158,689	—	154,027	325,548	428,400
Change in unrealized appreciation (depreciation) of investments	(2,040,995)	(526,991)	(668,457)	(1,986,750)	(3,365,549)
Increase (decrease) in net assets from operations	(1,767,116)	(593,941)	(557,786)	(1,561,422)	(2,711,427)

From contract transactions:
Payments received from contract owners	241,997	52,215	441,538	1,021,855	1,320,503
Payments for contract benefits or terminations	(246,936)	(114,625)	(64,181)	(469,792)	(561,231)
Transfers between sub-accounts (including fixed account), net	236,785	79,293	11,765	787,844	(114,492)
Contract maintenance charges	(141,944)	(39,641)	(44,299)	(114,225)	(216,400)
Increase (decrease) in net assets from contract transactions	89,902	(22,758)	344,823	1,225,682	428,380

Increase (decrease) in net assets	(1,677,214)	(616,699)	(212,963)	(335,740)	(2,283,047)
Net assets at beginning of period	10,190,225	2,944,792	3,004,079	9,404,305	15,114,442
Net assets at end of period	$8,513,011	$2,328,093	$2,791,116	$9,068,565	$12,831,395

Beginning units	740,792	228,154	221,541	615,064	902,286
Units issued	50,087	16,267	39,690	137,547	94,320
Units redeemed	(42,217)	(18,490)	(12,133)	(47,182)	(71,973)
Ending units	748,662	225,931	249,098	705,429	924,633

For the Year Ended December 31, 2021
From operations:
Dividends	$79,829	$68,686	$6,924	$7,120	$151,056
Mortality and expense risk and administrative charges	(102,259)	(36,681)	(36,844)	(105,116)	(176,575)
Net investment income (loss)	(22,430)	32,005	(29,920)	(97,996)	(25,519)
Net realized gain (loss)	153,304	11,619	45,349	87,241	336,547
Capital gain distribution from mutual funds	88,415	—	429,251	91,819	247,677
Change in unrealized appreciation (depreciation) of investments	846,365	(293,945)	(86,562)	871,729	1,572,182
Increase (decrease) in net assets from operations	1,065,654	(250,321)	358,118	952,793	2,130,887

From contract transactions:
Payments received from contract owners	2,672,989	57,265	45,889	1,123,122	1,193,398
Payments for contract benefits or terminations	(382,602)	(106,219)	(116,312)	(255,242)	(799,721)
Transfers between sub-accounts (including fixed account), net	228,175	507,242	5,492	238,232	199,879
Contract maintenance charges	(99,257)	(34,341)	(33,299)	(84,314)	(177,692)
Increase (decrease) in net assets from contract transactions	2,419,305	423,947	(98,230)	1,021,798	415,864

Increase (decrease) in net assets	3,484,959	173,626	259,888	1,974,591	2,546,751
Net assets at beginning of period	6,705,266	2,771,166	2,744,191	7,429,714	12,567,691
Net assets at end of period	$10,190,225	$2,944,792	$3,004,079	$9,404,305	$15,114,442

Beginning units	556,487	196,153	229,068	542,897	875,707
Units issued	225,755	42,920	5,873	97,137	95,515
Units redeemed	(41,450)	(10,919)	(13,400)	(24,970)	(68,936)
Ending units	740,792	228,154	221,541	615,064	902,286

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA International Index Portfolio Class 3	SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA Invesco Main Street Large Cap Portfolio Class 3	SAST SA Invesco VCP Equity-Income Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$660,099	$10,682	$—	$8,728	$—
Mortality and expense risk and administrative charges	(573,047)	(5,800)	(4,530)	(16,998)	—
Net investment income (loss)	87,052	4,882	(4,530)	(8,270)	—
Net realized gain (loss)	500,844	(1,926)	(6,185)	19,945	—
Capital gain distribution from mutual funds	1,300,450	1,197	104,863	279,270	—
Change in unrealized appreciation (depreciation) of investments	(11,562,368)	(92,265)	(247,659)	(612,191)	—
Increase (decrease) in net assets from operations	(9,674,022)	(88,112)	(153,511)	(321,246)	—

From contract transactions:
Payments received from contract owners	2,305,043	41,414	21,184	39,587	—
Payments for contract benefits or terminations	(1,207,309)	(11,714)	(5,309)	(79,624)	—
Transfers between sub-accounts (including fixed account), net	1,070,019	(72,947)	119,913	21,098	—
Contract maintenance charges	(792,813)	(3,982)	(2,183)	(5,969)	—
Increase (decrease) in net assets from contract transactions	1,374,940	(47,229)	133,605	(24,908)	—

Increase (decrease) in net assets	(8,299,082)	(135,341)	(19,906)	(346,154)	—
Net assets at beginning of period	53,694,248	542,739	399,489	1,485,539	—
Net assets at end of period	$45,395,166	$407,398	$379,583	$1,139,385	$—

Beginning units	3,073,273	45,012	9,453	45,396	—
Units issued	229,507	6,167	5,332	2,608	—
Units redeemed	(140,369)	(11,101)	(715)	(3,666)	—
Ending units	3,162,411	40,078	14,070	44,338	—

For the Year Ended December 31, 2021
From operations:
Dividends	$515,252	$5,849	$—	$6,274	$346,026
Mortality and expense risk and administrative charges	(602,840)	(5,887)	(4,982)	(19,452)	(116,217)
Net investment income (loss)	(87,588)	(38)	(4,982)	(13,178)	229,809
Net realized gain (loss)	1,164,357	2,165	7,622	54,547	(1,565,800)
Capital gain distribution from mutual funds	826,076	1,058	45,826	62,635	3,923,814
Change in unrealized appreciation (depreciation) of investments	6,481,591	32,052	(29,671)	219,330	(948,179)
Increase (decrease) in net assets from operations	8,384,436	35,237	18,795	323,334	1,639,644

From contract transactions:
Payments received from contract owners	4,501,604	122,907	10,000	111	754,414
Payments for contract benefits or terminations	(2,670,775)	(6,458)	(9,423)	(85,637)	(385,374)
Transfers between sub-accounts (including fixed account), net	1,397,831	43,258	54,677	(38,676)	(28,800,119)
Contract maintenance charges	(659,122)	(2,106)	(624)	(5,375)	(142,280)
Increase (decrease) in net assets from contract transactions	2,569,538	157,601	54,630	(129,577)	(28,573,359)

Increase (decrease) in net assets	10,953,974	192,838	73,425	193,757	(26,933,715)
Net assets at beginning of period	42,740,274	349,901	326,064	1,291,782	26,933,715
Net assets at end of period	$53,694,248	$542,739	$399,489	$1,485,539	$—

Beginning units	2,915,104	31,702	8,172	49,662	2,011,278
Units issued	372,584	14,207	1,821	794	79,572
Units redeemed	(214,415)	(897)	(540)	(5,060)	(2,090,850)
Ending units	3,073,273	45,012	9,453	45,396	—

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Janus Focused Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$30,016	$15,579	$27,907	$1,920
Mortality and expense risk and administrative charges	(12,776)	(40,323)	(8,162)	(23,241)	(1,355)
Net investment income (loss)	(12,776)	(10,307)	7,417	4,666	565
Net realized gain (loss)	15,690	(24,911)	727	50,069	27
Capital gain distribution from mutual funds	234,554	425,044	4,920	184,734	22,013
Change in unrealized appreciation (depreciation) of investments	(671,014)	(1,052,127)	(196,989)	(310,053)	(39,029)
Increase (decrease) in net assets from operations	(433,546)	(662,301)	(183,925)	(70,584)	(16,424)

From contract transactions:
Payments received from contract owners	107,590	180,045	32,848	106,251	57,842
Payments for contract benefits or terminations	(43,583)	(212,502)	(25,693)	(99,175)	(186)
Transfers between sub-accounts (including fixed account), net	114,178	(7,210)	20,807	(159,543)	(1,904)
Contract maintenance charges	(8,605)	(53,056)	(5,755)	(13,014)	(1,480)
Increase (decrease) in net assets from contract transactions	169,580	(92,723)	22,207	(165,481)	54,272

Increase (decrease) in net assets	(263,966)	(755,024)	(161,718)	(236,065)	37,848
Net assets at beginning of period	1,222,630	3,841,748	696,867	1,844,423	95,555
Net assets at end of period	$958,664	$3,086,724	$535,149	$1,608,358	$133,403

Beginning units	26,874	156,977	47,546	62,541	4,437
Units issued	7,069	14,021	7,528	3,668	3,330
Units redeemed	(1,860)	(18,721)	(5,303)	(9,789)	(286)
Ending units	32,083	152,277	49,771	56,420	7,481

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$19,072	$11,042	$29,697	$1,193
Mortality and expense risk and administrative charges	(14,279)	(41,620)	(9,816)	(24,701)	(793)
Net investment income (loss)	(14,279)	(22,548)	1,226	4,996	400
Net realized gain (loss)	56,916	16,618	15,712	44,935	1,347
Capital gain distribution from mutual funds	117,640	171,034	—	58,711	—
Change in unrealized appreciation (depreciation) of investments	44,158	149,565	(21,456)	269,338	10,519
Increase (decrease) in net assets from operations	204,435	314,669	(4,518)	377,980	12,266

From contract transactions:
Payments received from contract owners	93,854	468,751	30,400	23,319	36,792
Payments for contract benefits or terminations	(52,388)	(115,162)	(26,276)	(97,565)	(169)
Transfers between sub-accounts (including fixed account), net	52,982	298,669	66,986	(73,025)	(5,150)
Contract maintenance charges	(5,360)	(42,739)	(4,844)	(10,776)	(919)
Increase (decrease) in net assets from contract transactions	89,088	609,519	66,266	(158,047)	30,554

Increase (decrease) in net assets	293,523	924,188	61,748	219,933	42,820
Net assets at beginning of period	929,107	2,917,560	635,119	1,624,490	52,735
Net assets at end of period	$1,222,630	$3,841,748	$696,867	$1,844,423	$95,555

Beginning units	24,871	131,578	43,181	68,227	2,945
Units issued	4,535	33,110	7,095	2,245	1,850
Units redeemed	(2,532)	(7,711)	(2,730)	(7,931)	(358)
Ending units	26,874	156,977	47,546	62,541	4,437

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan MFS Core Bond Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$143,552	$—	$2,185	$20,430	$8,394
Mortality and expense risk and administrative charges	(86,825)	(29,674)	(11,506)	(20,993)	(5,909)
Net investment income (loss)	56,727	(29,674)	(9,321)	(563)	2,485
Net realized gain (loss)	(57,389)	(11,772)	22,700	16,841	22,887
Capital gain distribution from mutual funds	—	626,147	126,950	107,536	38,691
Change in unrealized appreciation (depreciation) of investments	(1,121,199)	(1,375,624)	(496,489)	(468,362)	(100,106)
Increase (decrease) in net assets from operations	(1,121,861)	(790,923)	(356,160)	(344,548)	(36,043)

From contract transactions:
Payments received from contract owners	62,194	171,932	—	270,258	85,391
Payments for contract benefits or terminations	(302,813)	(109,338)	(57,395)	(72,763)	(62,792)
Transfers between sub-accounts (including fixed account), net	(95,781)	248,033	82,230	229,033	(48,824)
Contract maintenance charges	(98,782)	(25,250)	(11,878)	(14,918)	(7,451)
Increase (decrease) in net assets from contract transactions	(435,182)	285,377	12,957	411,610	(33,676)

Increase (decrease) in net assets	(1,557,043)	(505,546)	(343,203)	67,062	(69,719)
Net assets at beginning of period	7,869,118	2,745,820	1,170,375	1,740,771	541,765
Net assets at end of period	$6,312,075	$2,240,274	$827,172	$1,807,833	$472,046

Beginning units	498,918	52,963	56,007	93,340	36,705
Units issued	26,871	12,203	5,559	34,675	8,169
Units redeemed	(57,585)	(5,069)	(4,476)	(7,327)	(10,519)
Ending units	468,204	60,097	57,090	120,688	34,355

For the Year Ended December 31, 2021
From operations:
Dividends	$182,439	$—	$5,472	$19,360	$11,699
Mortality and expense risk and administrative charges	(97,709)	(18,634)	(12,665)	(18,969)	(6,047)
Net investment income (loss)	84,730	(18,634)	(7,193)	391	5,652
Net realized gain (loss)	62,523	36,351	56,005	151,898	8,926
Capital gain distribution from mutual funds	67,293	318,778	58,192	26,760	6,462
Change in unrealized appreciation (depreciation) of investments	(396,252)	(305,190)	161,973	162,313	76,069
Increase (decrease) in net assets from operations	(181,706)	31,305	268,977	341,362	97,109

From contract transactions:
Payments received from contract owners	352,654	328,110	160,457	530,127	41,400
Payments for contract benefits or terminations	(340,143)	(71,248)	(22,944)	(36,379)	(7,437)
Transfers between sub-accounts (including fixed account), net	535,327	1,560,414	(26,143)	(341,568)	50,863
Contract maintenance charges	(85,540)	(10,833)	(9,271)	(9,678)	(5,643)
Increase (decrease) in net assets from contract transactions	462,298	1,806,443	102,099	142,502	79,183

Increase (decrease) in net assets	280,592	1,837,748	371,076	483,864	176,292
Net assets at beginning of period	7,588,526	908,072	799,299	1,256,907	365,473
Net assets at end of period	$7,869,118	$2,745,820	$1,170,375	$1,740,771	$541,765

Beginning units	469,700	19,088	49,602	85,323	30,365
Units issued	80,975	36,477	13,316	37,502	10,142
Units redeemed	(51,757)	(2,602)	(6,911)	(29,485)	(3,802)
Ending units	498,918	52,963	56,007	93,340	36,705

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA MFS Blue Chip Growth Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$12,517	$18,410	$9,051	$21,926
Mortality and expense risk and administrative charges	(22,191)	(20,977)	(17,949)	(16,491)	(11,973)
Net investment income (loss)	(22,191)	(8,460)	461	(7,440)	9,953
Net realized gain (loss)	20,095	29,536	(1,840)	27,778	1,426
Capital gain distribution from mutual funds	353,437	292,718	128,103	87,325	92,798
Change in unrealized appreciation (depreciation) of investments	(968,750)	(626,207)	(306,579)	(325,908)	(256,317)
Increase (decrease) in net assets from operations	(617,409)	(312,413)	(179,855)	(218,245)	(152,140)

From contract transactions:
Payments received from contract owners	198,178	—	50,000	86,474	—
Payments for contract benefits or terminations	(54,745)	(103,000)	(30,318)	(51,046)	(34,432)
Transfers between sub-accounts (including fixed account), net	180,590	(6,518)	(111,691)	(62,765)	(11,380)
Contract maintenance charges	(11,274)	(8,944)	(18,229)	(16,628)	(5,717)
Increase (decrease) in net assets from contract transactions	312,749	(118,462)	(110,238)	(43,965)	(51,529)

Increase (decrease) in net assets	(304,660)	(430,875)	(290,093)	(262,210)	(203,669)
Net assets at beginning of period	1,932,038	1,763,972	1,629,367	1,478,836	1,013,140
Net assets at end of period	$1,627,378	$1,333,097	$1,339,274	$1,216,626	$809,471

Beginning units	45,928	48,077	71,807	96,561	73,717
Units issued	12,453	745	2,545	7,836	3,679
Units redeemed	(2,573)	(4,629)	(8,054)	(11,240)	(7,787)
Ending units	55,808	44,193	66,298	93,157	69,609

For the Year Ended December 31, 2021
From operations:
Dividends	$389	$7,616	$20,224	$8,968	$10,184
Mortality and expense risk and administrative charges	(24,119)	(24,229)	(19,410)	(17,132)	(14,057)
Net investment income (loss)	(23,730)	(16,613)	814	(8,164)	(3,873)
Net realized gain (loss)	85,828	70,208	5,673	51,258	20,636
Capital gain distribution from mutual funds	201,189	66,241	81,684	61,546	—
Change in unrealized appreciation (depreciation) of investments	152,060	256,652	84,846	151,061	11,098
Increase (decrease) in net assets from operations	415,347	376,488	173,017	255,701	27,861

From contract transactions:
Payments received from contract owners	234,097	11,149	10,000	219,002	56
Payments for contract benefits or terminations	(56,569)	(128,231)	(21,641)	(32,548)	(59,559)
Transfers between sub-accounts (including fixed account), net	(100,987)	(82,066)	110,058	(53,139)	54,844
Contract maintenance charges	(8,662)	(8,226)	(15,973)	(11,820)	(5,147)
Increase (decrease) in net assets from contract transactions	67,879	(207,374)	82,444	121,495	(9,806)

Increase (decrease) in net assets	483,226	169,114	255,461	377,196	18,055
Net assets at beginning of period	1,448,812	1,594,858	1,373,906	1,101,640	995,085
Net assets at end of period	$1,932,038	$1,763,972	$1,629,367	$1,478,836	$1,013,140

Beginning units	43,742	54,235	68,041	87,987	74,360
Units issued	7,345	562	6,469	21,273	5,575
Units redeemed	(5,159)	(6,720)	(2,703)	(12,699)	(6,218)
Ending units	45,928	48,077	71,807	96,561	73,717

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA PIMCO RAE International Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	SAST SA PineBridge High- Yield Bond Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$24,653	$—	$87,542	$2,264	$122,194
Mortality and expense risk and administrative charges	(9,057)	(391,423)	(21,567)	(1,939)	(221,874)
Net investment income (loss)	15,596	(391,423)	65,975	325	(99,680)
Net realized gain (loss)	(13,865)	(584,132)	(23,878)	1,722	(107,045)
Capital gain distribution from mutual funds	31,810	74,253	—	7,537	2,367,284
Change in unrealized appreciation (depreciation) of investments	(104,347)	(5,753,331)	(242,856)	(20,953)	(6,247,928)
Increase (decrease) in net assets from operations	(70,806)	(6,654,633)	(200,759)	(11,369)	(4,087,369)

From contract transactions:
Payments received from contract owners	—	1,357,174	33,800	20,000	183,346
Payments for contract benefits or terminations	(53,935)	(1,629,073)	(76,095)	(5,964)	(715,254)
Transfers between sub-accounts (including fixed account), net	(35,656)	516,491	(32,246)	(11,775)	182,338
Contract maintenance charges	(4,535)	(521,389)	(6,122)	(1,171)	(308,791)
Increase (decrease) in net assets from contract transactions	(94,126)	(276,797)	(80,663)	1,090	(658,361)

Increase (decrease) in net assets	(164,932)	(6,931,430)	(281,422)	(10,279)	(4,745,730)
Net assets at beginning of period	756,691	35,606,116	1,806,740	151,643	20,925,775
Net assets at end of period	$591,759	$28,674,686	$1,525,318	$141,364	$16,180,045

Beginning units	66,974	2,217,589	94,102	12,914	1,488,407
Units issued	1,865	170,395	4,731	2,330	52,255
Units redeemed	(10,707)	(192,270)	(9,504)	(2,165)	(109,520)
Ending units	58,132	2,195,714	89,329	13,079	1,431,142

For the Year Ended December 31, 2021
From operations:
Dividends	$15,162	$—	$85,072	$2,400	$75,488
Mortality and expense risk and administrative charges	(10,523)	(438,844)	(23,102)	(1,725)	(257,896)
Net investment income (loss)	4,639	(438,844)	61,970	675	(182,408)
Net realized gain (loss)	954	199,987	(1,687)	3,342	138,355
Capital gain distribution from mutual funds	4,842	5,008,106	—	—	2,997
Change in unrealized appreciation (depreciation) of investments	38,924	(2,542,711)	10,592	10,077	2,161,914
Increase (decrease) in net assets from operations	49,359	2,226,538	70,875	14,094	2,120,858

From contract transactions:
Payments received from contract owners	18,206	2,059,146	51,873	32,334	591,508
Payments for contract benefits or terminations	(32,688)	(1,428,046)	(107,389)	(21,607)	(764,637)
Transfers between sub-accounts (including fixed account), net	23,240	733,120	95,597	4,867	(461,352)
Contract maintenance charges	(3,992)	(456,160)	(5,103)	(690)	(282,241)
Increase (decrease) in net assets from contract transactions	4,766	908,060	34,978	14,904	(916,722)

Increase (decrease) in net assets	54,125	3,134,598	105,853	28,998	1,204,136
Net assets at beginning of period	702,566	32,471,518	1,700,887	122,645	19,721,639
Net assets at end of period	$756,691	$35,606,116	$1,806,740	$151,643	$20,925,775

Beginning units	66,531	2,158,433	92,367	11,901	1,557,228
Units issued	4,850	206,211	8,493	3,464	53,418
Units redeemed	(4,407)	(147,055)	(6,758)	(2,451)	(122,239)
Ending units	66,974	2,217,589	94,102	12,914	1,488,407

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Small Cap Index Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$5,074	$11,340	$348,690	$2,135,852	$2,072,977
Mortality and expense risk and administrative charges	(12,643)	(40,200)	(530,720)	(1,105,419)	(1,185,287)
Net investment income (loss)	(7,569)	(28,860)	(182,030)	1,030,433	887,690
Net realized gain (loss)	10,672	67,274	51,925	(335,420)	42,492
Capital gain distribution from mutual funds	96,437	224,708	5,454,197	7,205,835	5,292,551
Change in unrealized appreciation (depreciation) of investments	(351,571)	(1,023,740)	(15,113,902)	(26,171,307)	(22,870,741)
Increase (decrease) in net assets from operations	(252,031)	(760,618)	(9,789,810)	(18,270,459)	(16,648,008)

From contract transactions:
Payments received from contract owners	91,524	5,704	2,169,291	4,107,851	1,718,239
Payments for contract benefits or terminations	(33,993)	(175,144)	(1,441,578)	(3,309,372)	(3,902,489)
Transfers between sub-accounts (including fixed account), net	26,066	71,169	1,270,769	714,844	(1,426,802)
Contract maintenance charges	(11,137)	(54,854)	(731,983)	(1,454,231)	(1,575,526)
Increase (decrease) in net assets from contract transactions	72,460	(153,125)	1,266,499	59,092	(5,186,578)

Increase (decrease) in net assets	(179,571)	(913,743)	(8,523,311)	(18,211,367)	(21,834,586)
Net assets at beginning of period	1,132,061	3,953,968	48,805,719	100,164,225	107,815,607
Net assets at end of period	$952,490	$3,040,225	$40,282,408	$81,952,858	$85,981,021

Beginning units	78,970	253,720	2,971,091	5,286,841	5,976,287
Units issued	12,085	13,184	287,010	432,282	162,888
Units redeemed	(5,902)	(25,263)	(194,296)	(432,722)	(492,684)
Ending units	85,153	241,641	3,063,805	5,286,401	5,646,491

For the Year Ended December 31, 2021
From operations:
Dividends	$3,884	$—	$411,851	$1,528,546	$1,418,348
Mortality and expense risk and administrative charges	(13,239)	(43,974)	(576,387)	(1,218,073)	(1,222,216)
Net investment income (loss)	(9,355)	(43,974)	(164,536)	310,473	196,132
Net realized gain (loss)	22,303	85,764	661,722	734,662	940,002
Capital gain distribution from mutual funds	31,102	51,187	2,248,370	5,669,198	3,847,520
Change in unrealized appreciation (depreciation) of investments	64,687	387,357	1,922,009	496,887	2,231,465
Increase (decrease) in net assets from operations	108,737	480,334	4,667,565	7,211,220	7,215,119

From contract transactions:
Payments received from contract owners	177,911	427,902	3,567,169	5,543,609	3,438,789
Payments for contract benefits or terminations	(17,394)	(119,275)	(1,502,643)	(3,928,085)	(3,911,669)
Transfers between sub-accounts (including fixed account), net	10,677	4,261	28,797	3,041,460	29,836,684
Contract maintenance charges	(7,487)	(43,490)	(609,974)	(1,247,122)	(1,256,615)
Increase (decrease) in net assets from contract transactions	163,707	269,398	1,483,349	3,409,862	28,107,189

Increase (decrease) in net assets	272,444	749,732	6,150,914	10,621,082	35,322,308
Net assets at beginning of period	859,617	3,204,236	42,654,805	89,543,143	72,493,299
Net assets at end of period	$1,132,061	$3,953,968	$48,805,719	$100,164,225	$107,815,607

Beginning units	67,434	235,611	2,880,703	5,103,805	4,370,781
Units issued	18,215	36,861	306,801	493,316	1,941,894
Units redeemed	(6,679)	(18,752)	(216,413)	(310,280)	(336,388)
Ending units	78,970	253,720	2,971,091	5,286,841	5,976,287

The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Index Allocation Portfolio Class 3	SAST SA Wellington Capital Appreciation Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio Class 3	SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$45,400	$13,515	$—
Mortality and expense risk and administrative charges	(336,733)	(117,151)	(64,825)	(25,064)	—
Net investment income (loss)	(336,733)	(117,151)	(19,425)	(11,549)	—
Net realized gain (loss)	28,423	(321,326)	(182,159)	5,507	—
Capital gain distribution from mutual funds	105,253	2,895,477	72,102	197,914	—
Change in unrealized appreciation (depreciation) of investments	(5,290,914)	(7,032,503)	(729,100)	(634,473)	—
Increase (decrease) in net assets from operations	(5,493,971)	(4,575,503)	(858,582)	(442,601)	—

From contract transactions:
Payments received from contract owners	3,252,484	168,116	55,472	115,763	—
Payments for contract benefits or terminations	(538,945)	(729,216)	(250,926)	(51,371)	—
Transfers between sub-accounts (including fixed account), net	(32,944)	829,189	(745,611)	(35,343)	—
Contract maintenance charges	(489,763)	(58,792)	(68,806)	(30,270)	—
Increase (decrease) in net assets from contract transactions	2,190,832	209,297	(1,009,871)	(1,221)	—

Increase (decrease) in net assets	(3,303,139)	(4,366,206)	(1,868,453)	(443,822)	—
Net assets at beginning of period	30,293,401	12,437,334	6,199,604	2,374,025	—
Net assets at end of period	$26,990,262	$8,071,128	$4,331,151	$1,930,203	$—

Beginning units	2,190,957	187,957	467,998	158,222	—
Units issued	343,449	28,501	25,034	14,552	—
Units redeemed	(155,807)	(22,046)	(109,446)	(15,634)	—
Ending units	2,378,599	194,412	383,586	157,140	—

For the Year Ended December 31, 2021
From operations:
Dividends	$265,406	$—	$93,381	$3,816	$—
Mortality and expense risk and administrative charges	(331,541)	(99,007)	(89,242)	(26,922)	(13,492)
Net investment income (loss)	(66,135)	(99,007)	4,139	(23,106)	(13,492)
Net realized gain (loss)	210,324	132,435	76,325	71,006	98,109
Capital gain distribution from mutual funds	2,069,713	1,819,780	107,751	82,214	254,767
Change in unrealized appreciation (depreciation) of investments	930,192	(2,018,255)	(416,192)	(512)	(269,252)
Increase (decrease) in net assets from operations	3,144,094	(165,047)	(227,977)	129,602	70,132

From contract transactions:
Payments received from contract owners	3,766,108	1,629,337	446,621	120,512	153,312
Payments for contract benefits or terminations	(387,926)	(436,052)	(345,437)	(32,581)	(15,869)
Transfers between sub-accounts (including fixed account), net	866,192	5,951,144	(557,874)	(7,563)	(1,113,294)
Contract maintenance charges	(356,228)	(25,943)	(75,408)	(24,788)	(5,369)
Increase (decrease) in net assets from contract transactions	3,888,146	7,118,486	(532,098)	55,580	(981,220)

Increase (decrease) in net assets	7,032,240	6,953,439	(760,075)	185,182	(911,088)
Net assets at beginning of period	23,261,161	5,483,895	6,959,679	2,188,843	911,088
Net assets at end of period	$30,293,401	$12,437,334	$6,199,604	$2,374,025	$—

Beginning units	1,894,588	86,671	508,280	154,815	26,644
Units issued	402,934	109,792	84,002	30,654	11,560
Units redeemed	(106,565)	(8,506)	(124,284)	(27,247)	(38,204)
Ending units	2,190,957	187,957	467,998	158,222	—

The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price Retirement 2015 Advisor Class	T Rowe Price Retirement 2020 Advisor Class	T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2030 Advisor Class	T Rowe Price Retirement 2035 Advisor Class
For the Year Ended December 31, 2022
From operations:
Dividends	$393,565	$698,136	$1,159,101	$1,037,959	$685,211
Mortality and expense risk and administrative charges	(141,003)	(345,348)	(582,277)	(688,032)	(566,556)
Net investment income (loss)	252,562	352,788	576,824	349,927	118,655
Net realized gain (loss)	(1,751,603)	(1,269,798)	(441,387)	(131,415)	251,178
Capital gain distribution from mutual funds	1,430,143	3,024,685	5,729,563	6,368,888	4,450,988
Change in unrealized appreciation (depreciation) of investments	(2,810,499)	(8,558,496)	(17,437,762)	(21,248,558)	(17,532,735)
Increase (decrease) in net assets from operations	(2,879,397)	(6,450,821)	(11,572,762)	(14,661,158)	(12,711,914)

From contract transactions:
Payments received from contract owners	894,965	2,891,666	11,620,045	10,544,776	9,904,494
Payments for contract benefits or terminations	(3,185,974)	(5,258,568)	(7,148,404)	(5,021,949)	(3,916,441)
Transfers between sub-accounts (including fixed account), net	(487,919)	(1,256,869)	(958,361)	652,019	1,729,566
Contract maintenance charges	(4,225)	(3,309)	(6,717)	(11,328)	(9,986)
Increase (decrease) in net assets from contract transactions	(2,783,153)	(3,627,080)	3,506,563	6,163,518	7,707,633

Increase (decrease) in net assets	(5,662,550)	(10,077,901)	(8,066,199)	(8,497,640)	(5,004,281)
Net assets at beginning of period	18,542,399	42,169,649	69,942,039	78,284,548	64,765,384
Net assets at end of period	$12,879,849	$32,091,748	$61,875,840	$69,786,908	$59,761,103

Beginning units	12,060,924	26,247,783	41,330,127	44,105,136	35,071,007
Units issued	26,516,632	22,973,366	16,112,220	9,170,836	6,832,104
Units redeemed	(28,696,994)	(25,517,072)	(13,539,497)	(5,313,568)	(1,935,159)
Ending units	9,880,562	23,704,077	43,902,850	47,962,404	39,967,952

For the Year Ended December 31, 2021
From operations:
Dividends	$252,455	$515,302	$706,855	$586,817	$378,334
Mortality and expense risk and administrative charges	(170,751)	(416,288)	(622,155)	(678,150)	(551,521)
Net investment income (loss)	81,704	99,014	84,700	(91,333)	(173,187)
Net realized gain (loss)	739,486	750,013	1,373,441	995,660	941,723
Capital gain distribution from mutual funds	1,613,865	4,191,009	5,992,054	5,989,912	3,663,448
Change in unrealized appreciation (depreciation) of investments	(1,006,170)	(1,300,603)	(1,162,720)	800,153	2,422,842
Increase (decrease) in net assets from operations	1,428,885	3,739,433	6,287,475	7,694,392	6,854,826

From contract transactions:
Payments received from contract owners	1,061,728	4,170,939	7,796,033	11,505,273	11,996,749
Payments for contract benefits or terminations	(1,866,736)	(7,564,406)	(5,736,253)	(4,219,478)	(3,065,502)
Transfers between sub-accounts (including fixed account), net	1,905,739	136,996	3,947,639	3,388,914	2,533,294
Contract maintenance charges	(4,039)	(3,180)	(6,244)	(9,985)	(8,638)
Increase (decrease) in net assets from contract transactions	1,096,692	(3,259,651)	6,001,175	10,664,724	11,455,903

Increase (decrease) in net assets	2,525,577	479,782	12,288,650	18,359,116	18,310,729
Net assets at beginning of period	16,016,822	41,689,867	57,653,389	59,925,432	46,454,655
Net assets at end of period	$18,542,399	$42,169,649	$69,942,039	$78,284,548	$64,765,384

Beginning units	11,292,320	28,318,849	37,659,819	37,872,844	28,603,740
Units issued	15,914,056	4,570,183	7,892,769	9,101,202	8,395,541
Units redeemed	(15,145,452)	(6,641,249)	(4,222,461)	(2,868,910)	(1,928,274)
Ending units	12,060,924	26,247,783	41,330,127	44,105,136	35,071,007

The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price Retirement 2040 Advisor Class	T Rowe Price Retirement 2045 Advisor Class	T Rowe Price Retirement 2050 Advisor Class	T Rowe Price Retirement 2055 Advisor Class	T Rowe Price Retirement 2060 Advisor Class
For the Year Ended December 31, 2022
From operations:
Dividends	$655,672	$415,492	$341,665	$183,988	$174,191
Mortality and expense risk and administrative charges	(559,330)	(427,833)	(371,619)	(195,493)	(160,505)
Net investment income (loss)	96,342	(12,341)	(29,954)	(11,505)	13,686
Net realized gain (loss)	281,052	223,611	156,631	64,560	236,311
Capital gain distribution from mutual funds	4,032,840	2,825,446	2,532,985	1,207,917	765,927
Change in unrealized appreciation (depreciation) of investments	(17,659,690)	(13,415,079)	(11,627,612)	(5,941,793)	(4,858,784)
Increase (decrease) in net assets from operations	(13,249,456)	(10,378,363)	(8,967,950)	(4,680,821)	(3,842,860)

From contract transactions:
Payments received from contract owners	10,687,434	9,359,968	8,911,769	5,585,156	5,488,180
Payments for contract benefits or terminations	(3,365,125)	(2,518,355)	(2,195,291)	(1,133,291)	(1,097,397)
Transfers between sub-accounts (including fixed account), net	(141,007)	(72,453)	257,439	585,702	(501,918)
Contract maintenance charges	(11,116)	(10,258)	(9,889)	(8,277)	(13,524)
Increase (decrease) in net assets from contract transactions	7,170,186	6,758,902	6,964,028	5,029,290	3,875,341

Increase (decrease) in net assets	(6,079,270)	(3,619,461)	(2,003,922)	348,469	32,481
Net assets at beginning of period	64,425,956	49,538,744	42,811,517	21,658,170	17,789,930
Net assets at end of period	$58,346,686	$45,919,283	$40,807,595	$22,006,639	$17,822,411

Beginning units	33,761,404	25,453,228	21,973,246	11,134,586	9,141,101
Units issued	6,345,175	5,066,717	5,169,989	3,408,322	3,333,435
Units redeemed	(1,968,746)	(1,003,232)	(916,790)	(365,307)	(1,004,377)
Ending units	38,137,833	29,516,713	26,226,445	14,177,601	11,470,159

For the Year Ended December 31, 2021
From operations:
Dividends	$290,853	$200,421	$177,818	$89,448	$76,667
Mortality and expense risk and administrative charges	(552,151)	(427,167)	(359,492)	(178,980)	(138,034)
Net investment income (loss)	(261,298)	(226,746)	(181,674)	(89,532)	(61,367)
Net realized gain (loss)	947,859	822,933	633,530	278,795	399,407
Capital gain distribution from mutual funds	4,325,973	2,894,965	2,516,325	1,062,191	614,387
Change in unrealized appreciation (depreciation) of investments	2,534,789	2,755,764	2,313,950	1,373,576	1,074,845
Increase (decrease) in net assets from operations	7,547,323	6,246,916	5,282,131	2,625,030	2,027,272

From contract transactions:
Payments received from contract owners	10,427,951	8,514,618	8,428,291	4,859,366	4,467,382
Payments for contract benefits or terminations	(3,343,503)	(3,641,150)	(2,478,446)	(1,163,650)	(837,270)
Transfers between sub-accounts (including fixed account), net	2,109,831	1,234,268	117,402	105,433	284,472
Contract maintenance charges	(9,984)	(8,968)	(8,671)	(6,913)	(5,598)
Increase (decrease) in net assets from contract transactions	9,184,295	6,098,768	6,058,576	3,794,189	3,908,986

Increase (decrease) in net assets	16,731,618	12,345,684	11,340,707	6,419,219	5,936,258
Net assets at beginning of period	47,694,338	37,193,060	31,470,810	15,238,951	11,853,672
Net assets at end of period	$64,425,956	$49,538,744	$42,811,517	$21,658,170	$17,789,930

Beginning units	28,731,456	22,138,595	18,735,324	9,085,740	7,062,589
Units issued	6,874,882	4,863,868	4,340,779	2,542,941	2,935,057
Units redeemed	(1,844,934)	(1,549,235)	(1,102,857)	(494,095)	(856,545)
Ending units	33,761,404	25,453,228	21,973,246	11,134,586	9,141,101

The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Aggressive Growth Lifestyle Fund	VALIC Company I Asset Allocation Fund	VALIC Company I Blue Chip Growth Fund	VALIC Company I Capital Appreciation Fund	VALIC Company I Capital Conservation Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$20,256,709	$2,988,126	$—	$—	$—
Mortality and expense risk and administrative charges	(5,254,878)	(1,352,251)	(6,640,667)	(503,975)	—
Net investment income (loss)	15,001,831	1,635,875	(6,640,667)	(503,975)	—
Net realized gain (loss)	(5,729,495)	(1,762,949)	12,601,145	(560,953)	—
Capital gain distribution from mutual funds	35,607,308	17,920,706	129,687,521	3,013,427	—
Change in unrealized appreciation (depreciation) of investments	(171,073,755)	(45,332,940)	(522,812,127)	(18,993,633)	—
Increase (decrease) in net assets from operations	(126,194,111)	(27,539,308)	(387,164,128)	(17,045,134)	—

From contract transactions:
Payments received from contract owners	49,131,756	7,106,710	38,749,263	1,583,192	—
Payments for contract benefits or terminations	(55,754,302)	(10,488,004)	(66,995,732)	(4,843,412)	—
Transfers between sub-accounts (including fixed account), net	(6,859,090)	(3,012,485)	(31,340,313)	5,254,506	—
Contract maintenance charges	(941,902)	(69,613)	(479,795)	(31,320)	—
Adjustments to net assets allocated to contracts in payout period	5,043	(19,049)	1,077	—	—
Increase (decrease) in net assets from contract transactions	(14,418,495)	(6,482,441)	(60,065,500)	1,962,966	—

Increase (decrease) in net assets	(140,612,606)	(34,021,749)	(447,229,628)	(15,082,168)	—
Net assets at beginning of period	750,179,361	161,838,950	1,016,876,328	62,774,813	—
Net assets at end of period	$609,566,755	$127,817,201	$569,646,700	$47,692,645	$—

Beginning units	153,013,592	14,213,786	202,244,583	14,376,972	—
Units issued	5,418,405	691,192	9,187,799	2,604,889	—
Units redeemed	(8,806,300)	(1,379,552)	(23,816,930)	(2,128,998)	—
Ending units	149,625,697	13,525,426	187,615,452	14,852,863	—

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$1,615,158	$—	$—	$8,923,747
Mortality and expense risk and administrative charges	(3,692,036)	(1,506,585)	(9,662,321)	(345,830)	(849,681)
Net investment income (loss)	(3,692,036)	108,573	(9,662,321)	(345,830)	8,074,066
Net realized gain (loss)	653,890	1,526,897	74,264,984	374,856	(5,382,033)
Capital gain distribution from mutual funds	—	—	91,194,730	—	4,947,602
Change in unrealized appreciation (depreciation) of investments	40,673,254	20,737,648	(12,212,898)	8,017,441	(14,043,286)
Increase (decrease) in net assets from operations	37,635,108	22,373,118	143,584,495	8,046,467	(6,403,651)

From contract transactions:
Payments received from contract owners	31,007,384	5,999,295	55,092,138	991,443	2,885,141
Payments for contract benefits or terminations	(32,336,917)	(12,089,611)	(91,062,934)	(3,236,627)	(9,264,789)
Transfers between sub-accounts (including fixed account), net	714,421,074	(1,802,790)	(65,416,237)	56,995,656	(214,077,370)
Contract maintenance charges	(566,309)	(71,281)	(596,875)	(22,126)	(42,395)
Adjustments to net assets allocated to contracts in payout period	19,021	8,667	(20,654)	—	(112,801)
Increase (decrease) in net assets from contract transactions	712,544,253	(7,955,720)	(102,004,562)	54,728,346	(220,612,214)

Increase (decrease) in net assets	750,179,361	14,417,398	41,579,933	62,774,813	(227,015,865)
Net assets at beginning of period	—	147,421,552	975,296,395	—	227,015,865
Net assets at end of period	$750,179,361	$161,838,950	$1,016,876,328	$62,774,813	$—

Beginning units	—	15,009,742	223,456,301	—	54,698,723
Units issued	157,337,913	525,706	7,234,366	15,386,300	11,365,170
Units redeemed	(4,324,321)	(1,321,662)	(28,446,084)	(1,009,328)	(66,063,893)
Ending units	153,013,592	14,213,786	202,244,583	14,376,972	—

The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Conservative Growth Lifestyle Fund	VALIC Company I Core Bond Fund	VALIC Company I Core Equity Fund	VALIC Company I Dividend Value Fund	VALIC Company I Dynamic Allocation Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$13,006,906	$25,169,516	$—	$21,324,216	$5,416,883
Mortality and expense risk and administrative charges	(2,662,788)	(19,059,297)	—	(9,855,160)	(1,658,919)
Net investment income (loss)	10,344,118	6,110,219	—	11,469,056	3,757,964
Net realized gain (loss)	(5,540,791)	(30,866,555)	—	39,238,238	(2,579,062)
Capital gain distribution from mutual funds	14,322,851	21,307,540	—	—	16,981,342
Change in unrealized appreciation (depreciation) of investments	(73,570,044)	(346,783,516)	—	(128,550,956)	(49,185,823)
Increase (decrease) in net assets from operations	(54,443,866)	(350,232,312)	—	(77,843,662)	(31,025,579)

From contract transactions:
Payments received from contract owners	22,678,131	102,617,059	—	52,165,215	2,691,031
Payments for contract benefits or terminations	(36,231,858)	(229,331,017)	—	(111,651,799)	(15,416,362)
Transfers between sub-accounts (including fixed account), net	(2,743,915)	495,160,337	—	(1,324,684)	4,283,471
Contract maintenance charges	(209,679)	(1,522,411)	—	(744,816)	(2,374,430)
Adjustments to net assets allocated to contracts in payout period	79	11,051	—	(8,506)	—
Increase (decrease) in net assets from contract transactions	(16,507,242)	366,935,019	—	(61,564,590)	(10,816,290)

Increase (decrease) in net assets	(70,951,108)	16,702,707	—	(139,408,252)	(41,841,869)
Net assets at beginning of period	368,984,023	2,270,906,019	—	1,343,580,899	185,073,384
Net assets at end of period	$298,032,915	$2,287,608,726	$—	$1,204,172,647	$143,231,515

Beginning units	97,190,602	961,180,702	—	274,040,084	100,948,351
Units issued	4,885,113	289,499,249	—	52,960,999	12,532,576
Units redeemed	(9,924,890)	(121,645,174)	—	(66,697,237)	(19,232,519)
Ending units	92,150,825	1,129,034,777	—	260,303,846	94,248,408

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$—	$3,738,078	$21,482,669	$3,357,561
Mortality and expense risk and administrative charges	(1,872,572)	(12,727,279)	(778,562)	(10,710,147)	(1,984,952)
Net investment income (loss)	(1,872,572)	(12,727,279)	2,959,516	10,772,522	1,372,609
Net realized gain (loss)	350,157	2,759,841	30,496,495	10,442,743	3,029,474
Capital gain distribution from mutual funds	—	—	113,213,315	27,753,810	17,061,910
Change in unrealized appreciation (depreciation) of investments	11,104,169	26,328,599	(108,508,443)	161,548,752	(5,004,677)
Increase (decrease) in net assets from operations	9,581,754	16,361,161	38,160,883	210,517,827	16,459,316

From contract transactions:
Payments received from contract owners	19,109,254	108,940,847	875,559	69,812,993	2,322,545
Payments for contract benefits or terminations	(26,617,630)	(158,562,967)	(5,478,268)	(98,289,225)	(19,439,407)
Transfers between sub-accounts (including fixed account), net	367,411,551	2,305,051,289	(299,763,818)	304,902,078	(2,443,910)
Contract maintenance charges	(129,472)	(893,693)	(19,901)	(671,060)	(2,393,394)
Adjustments to net assets allocated to contracts in payout period	(371,434)	9,382	(259,842)	(8,585)	(841)
Increase (decrease) in net assets from contract transactions	359,402,269	2,254,544,858	(304,646,270)	275,746,201	(21,955,007)

Increase (decrease) in net assets	368,984,023	2,270,906,019	(266,485,387)	486,264,028	(5,495,691)
Net assets at beginning of period	—	—	266,485,387	857,316,871	190,569,075
Net assets at end of period	$368,984,023	$2,270,906,019	$—	$1,343,580,899	$185,073,384

Beginning units	—	—	43,601,912	214,926,150	113,418,104
Units issued	101,985,329	1,066,929,516	106,545	124,830,207	9,315,818
Units redeemed	(4,794,727)	(105,748,814)	(43,708,457)	(65,716,273)	(21,785,571)
Ending units	97,190,602	961,180,702	—	274,040,084	100,948,351

The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Emerging Economies Fund	VALIC Company I Global Real Estate Fund	VALIC Company I Global Strategy Fund	VALIC Company I Government Money Market I Fund	VALIC Company I Government Securities Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$21,428,977	$7,634,991	$8,445	$16,039	$2,556,454
Mortality and expense risk and administrative charges	(5,447,385)	(3,983,295)	(2,184,739)	(1,347,334)	(1,200,448)
Net investment income (loss)	15,981,592	3,651,696	(2,176,294)	(1,331,295)	1,356,006
Net realized gain (loss)	(10,844,992)	(15,943,585)	(7,070,277)	(1)	(1,828,869)
Capital gain distribution from mutual funds	77,217,056	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(267,624,981)	(137,939,282)	(38,319,284)	—	(16,459,774)
Increase (decrease) in net assets from operations	(185,271,325)	(150,231,171)	(47,565,855)	(1,331,296)	(16,932,637)

From contract transactions:
Payments received from contract owners	34,192,263	24,755,584	6,774,231	18,815,781	6,299,059
Payments for contract benefits or terminations	(51,123,895)	(42,104,095)	(20,361,398)	(21,990,374)	(14,490,302)
Transfers between sub-accounts (including fixed account), net	37,368,640	(6,867,193)	(7,684,870)	(451,429,588)	19,572,330
Contract maintenance charges	(153,712)	(181,639)	(221,189)	(48,261)	(52,069)
Adjustments to net assets allocated to contracts in payout period	(227)	433	14,123	(15,569)	(322)
Increase (decrease) in net assets from contract transactions	20,283,069	(24,396,910)	(21,479,103)	(454,668,011)	11,328,696

Increase (decrease) in net assets	(164,988,256)	(174,628,081)	(69,044,958)	(455,999,307)	(5,603,941)
Net assets at beginning of period	724,612,529	541,145,662	276,482,787	455,999,307	140,452,230
Net assets at end of period	$559,624,273	$366,517,581	$207,437,829	$—	$134,848,289

Beginning units	565,348,703	272,718,691	119,209,843	236,631,052	36,764,060
Units issued	114,045,922	46,874,514	5,699,157	22,622,170	12,118,346
Units redeemed	(89,173,156)	(68,110,727)	(16,385,536)	(259,253,222)	(8,099,515)
Ending units	590,221,469	251,482,478	108,523,464	—	40,782,891

For the Year Ended December 31, 2021
From operations:
Dividends	$15,309,259	$13,105,949	$12,120,517	$42,434	$2,535,557
Mortality and expense risk and administrative charges	(7,938,815)	(3,697,327)	(2,729,229)	(3,992,249)	(1,190,651)
Net investment income (loss)	7,370,444	9,408,622	9,391,288	(3,949,815)	1,344,906
Net realized gain (loss)	77,755,563	4,404,202	(7,720,083)	(1)	357,022
Capital gain distribution from mutual funds	—	9,799,593	—	—	—
Change in unrealized appreciation (depreciation) of investments	(74,042,562)	53,152,982	19,258,543	1	(5,768,726)
Increase (decrease) in net assets from operations	11,083,445	76,765,399	20,929,748	(3,949,815)	(4,066,798)

From contract transactions:
Payments received from contract owners	49,625,418	24,501,569	8,014,889	66,726,810	4,496,545
Payments for contract benefits or terminations	(73,266,316)	(33,303,647)	(25,414,695)	(71,780,842)	(16,210,677)
Transfers between sub-accounts (including fixed account), net	(176,323,481)	175,103,879	(25,434,452)	97,547,347	38,399,502
Contract maintenance charges	(239,389)	(147,759)	(229,662)	(166,171)	(49,981)
Adjustments to net assets allocated to contracts in payout period	(2,028)	299	(15,024)	16,725	(490)
Increase (decrease) in net assets from contract transactions	(200,205,796)	166,154,341	(43,078,944)	92,343,869	26,634,899

Increase (decrease) in net assets	(189,122,351)	242,919,740	(22,149,196)	88,394,054	22,568,101
Net assets at beginning of period	913,734,880	298,225,922	298,631,983	367,605,253	117,884,129
Net assets at end of period	$724,612,529	$541,145,662	$276,482,787	$455,999,307	$140,452,230

Beginning units	711,040,166	183,897,782	138,484,784	189,741,251	30,206,774
Units issued	74,499,304	108,382,975	6,534,852	121,056,516	16,083,594
Units redeemed	(220,190,767)	(19,562,066)	(25,809,793)	(74,166,715)	(9,526,308)
Ending units	565,348,703	272,718,691	119,209,843	236,631,052	36,764,060
The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Growth Fund	VALIC Company I Health Sciences Fund	VALIC Company I High Yield Bond Fund	VALIC Company I Inflation Protected Fund	VALIC Company I International Equities Index Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$15,871,751	$18,097,054	$41,990,881
Mortality and expense risk and administrative charges	(9,580,514)	—	(4,029,227)	(6,768,182)	(12,572,395)
Net investment income (loss)	(9,580,514)	—	11,842,524	11,328,872	29,418,486
Net realized gain (loss)	(34,723,441)	—	(9,845,272)	(7,856,903)	15,471,156
Capital gain distribution from mutual funds	294,953,666	—	—	36,009,310	—
Change in unrealized appreciation (depreciation) of investments	(769,905,047)	—	(58,670,439)	(129,541,550)	(290,635,697)
Increase (decrease) in net assets from operations	(519,255,336)	—	(56,673,187)	(90,060,271)	(245,746,055)

From contract transactions:
Payments received from contract owners	17,281,698	—	20,207,911	38,130,288	80,867,122
Payments for contract benefits or terminations	(79,546,874)	—	(46,240,744)	(81,169,542)	(126,965,775)
Transfers between sub-accounts (including fixed account), net	(138,619,225)	—	(18,018,564)	75,850,757	(14,850,067)
Contract maintenance charges	(268,949)	—	(205,102)	(604,995)	(522,105)
Adjustments to net assets allocated to contracts in payout period	(6,014)	—	(18,782)	(58,707)	10,974
Increase (decrease) in net assets from contract transactions	(201,159,364)	—	(44,275,281)	32,147,801	(61,459,851)

Increase (decrease) in net assets	(720,414,700)	—	(100,948,468)	(57,912,470)	(307,205,906)
Net assets at beginning of period	1,512,561,726	—	523,638,602	794,670,499	1,605,944,547
Net assets at end of period	$792,147,026	$—	$422,690,134	$736,758,029	$1,298,738,641

Beginning units	308,081,853	—	150,554,801	502,904,885	595,926,657
Units issued	23,726,043	—	19,874,339	149,316,681	94,903,438
Units redeemed	(76,299,135)	—	(33,674,637)	(130,299,314)	(122,780,577)
Ending units	255,508,761	—	136,754,503	521,922,252	568,049,518

For the Year Ended December 31, 2021
From operations:
Dividends	$1,855,937	$—	$—	$10,007,022	$19,968,085
Mortality and expense risk and administrative charges	(13,368,552)	(2,762,643)	(3,062,002)	(6,441,446)	(14,787,089)
Net investment income (loss)	(11,512,615)	(2,762,643)	(3,062,002)	3,565,576	5,180,996
Net realized gain (loss)	221,858,925	(238,205,980)	1,075,958	12,047,923	56,755,015
Capital gain distribution from mutual funds	196,553,889	476,222,435	—	3,395,721	6,405,850
Change in unrealized appreciation (depreciation) of investments	(148,601,964)	(239,694,940)	14,247,844	8,418,783	84,436,607
Increase (decrease) in net assets from operations	258,298,235	(4,441,128)	12,261,800	27,428,003	152,778,468

From contract transactions:
Payments received from contract owners	28,782,653	11,547,115	16,515,701	36,008,206	95,547,981
Payments for contract benefits or terminations	(108,813,364)	(23,004,021)	(34,755,880)	(75,557,557)	(139,190,739)
Transfers between sub-accounts (including fixed account), net	(349,834,204)	(962,084,152)	529,757,380	49,669,387	(10,055,048)
Contract maintenance charges	(347,662)	(75,403)	(134,327)	(533,222)	(611,396)
Adjustments to net assets allocated to contracts in payout period	(1,889)	(100,948)	(6,072)	(6,509)	(8,645)
Increase (decrease) in net assets from contract transactions	(430,214,466)	(973,717,409)	511,376,802	9,580,305	(54,317,847)

Increase (decrease) in net assets	(171,916,231)	(978,158,537)	523,638,602	37,008,308	98,460,621
Net assets at beginning of period	1,684,477,957	978,158,537	—	757,662,191	1,507,483,926
Net assets at end of period	$1,512,561,726	$—	$523,638,602	$794,670,499	$1,605,944,547

Beginning units	409,760,167	116,540,320	—	501,425,577	611,811,572
Units issued	30,185,075	898,891	165,491,383	96,862,400	97,504,663
Units redeemed	(131,863,389)	(117,439,211)	(14,936,582)	(95,383,092)	(113,389,578)
Ending units	308,081,853	—	150,554,801	502,904,885	595,926,657

The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I International Government Bond Fund	VALIC Company I International Growth Fund	VALIC Company I International Opportunities Fund	VALIC Company I International Socially Responsible Fund	VALIC Company I International Value Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$2,034,655	$—	$1,200,838	$10,972,142	$10,181,898
Mortality and expense risk and administrative charges	(853,244)	(3,824,979)	(4,061,520)	(2,798,039)	(5,071,701)
Net investment income (loss)	1,181,411	(3,824,979)	(2,860,682)	8,174,103	5,110,197
Net realized gain (loss)	(4,745,827)	2,484,512	(6,358,816)	10,066,811	5,303,359
Capital gain distribution from mutual funds	1,242,623	62,801,154	69,300,293	12,157,492	—
Change in unrealized appreciation (depreciation) of investments	(16,679,415)	(266,706,672)	(193,037,250)	(92,710,820)	(82,769,184)
Increase (decrease) in net assets from operations	(19,001,208)	(205,245,985)	(132,956,455)	(62,312,414)	(72,355,628)

From contract transactions:
Payments received from contract owners	3,337,079	12,977,549	24,727,683	10,339,598	24,685,752
Payments for contract benefits or terminations	(8,644,673)	(32,985,689)	(36,854,559)	(25,812,223)	(47,849,014)
Transfers between sub-accounts (including fixed account), net	(11,327,490)	1,480,848	50,709,490	36,549,674	(21,754,538)
Contract maintenance charges	(119,143)	(252,834)	(134,238)	(93,516)	(349,684)
Adjustments to net assets allocated to contracts in payout period	(134)	3,613	17,690	(11,836)	1,080
Increase (decrease) in net assets from contract transactions	(16,754,361)	(18,776,513)	38,466,066	20,971,697	(45,266,404)

Increase (decrease) in net assets	(35,755,569)	(224,022,498)	(94,490,389)	(41,340,717)	(117,622,032)
Net assets at beginning of period	113,392,982	596,229,933	522,623,530	369,270,878	618,767,572
Net assets at end of period	$77,637,413	$372,207,435	$428,133,141	$327,930,161	$501,145,540

Beginning units	33,480,727	101,043,997	136,801,359	40,023,219	400,871,584
Units issued	6,236,664	21,021,831	27,807,654	20,158,758	34,811,493
Units redeemed	(12,194,390)	(25,883,585)	(14,312,516)	(17,352,449)	(67,561,769)
Ending units	27,523,001	96,182,243	150,296,497	42,829,528	368,121,308

For the Year Ended December 31, 2021
From operations:
Dividends	$2,905,525	$—	$—	$6,244,236	$10,627,245
Mortality and expense risk and administrative charges	(1,150,914)	(5,529,043)	(3,259,467)	(3,494,635)	(6,094,286)
Net investment income (loss)	1,754,611	(5,529,043)	(3,259,467)	2,749,601	4,532,959
Net realized gain (loss)	1,725,456	27,987,915	4,038,812	23,521,237	45,153,557
Capital gain distribution from mutual funds	1,929,988	2,106,574	—	65,904,908	—
Change in unrealized appreciation (depreciation) of investments	(14,208,529)	48,162,344	17,565,066	(52,033,886)	(9,124,768)
Increase (decrease) in net assets from operations	(8,798,474)	72,727,790	18,344,411	40,141,860	40,561,748

From contract transactions:
Payments received from contract owners	4,619,657	17,124,748	18,040,494	14,097,985	28,518,922
Payments for contract benefits or terminations	(10,163,975)	(48,795,063)	(31,674,675)	(28,766,614)	(64,732,763)
Transfers between sub-accounts (including fixed account), net	(7,258,671)	(5,379,377)	518,024,412	(23,393,968)	(52,509,969)
Contract maintenance charges	(133,777)	(299,080)	(93,090)	(104,082)	(361,926)
Adjustments to net assets allocated to contracts in payout period	(123)	(3,213)	(18,022)	(13,014)	(325)
Increase (decrease) in net assets from contract transactions	(12,936,889)	(37,351,985)	504,279,119	(38,179,693)	(89,086,061)

Increase (decrease) in net assets	(21,735,363)	35,375,805	522,623,530	1,962,167	(48,524,313)
Net assets at beginning of period	135,128,345	560,854,128	—	367,308,711	667,291,885
Net assets at end of period	$113,392,982	$596,229,933	$522,623,530	$369,270,878	$618,767,572

Beginning units	37,212,596	107,040,992	—	44,376,748	457,784,448
Units issued	20,993,754	15,098,715	173,818,469	11,955,240	38,642,179
Units redeemed	(24,725,623)	(21,095,710)	(37,017,110)	(16,308,769)	(95,555,043)
Ending units	33,480,727	101,043,997	136,801,359	40,023,219	400,871,584

The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Large Cap Core Fund	VALIC Company I Large Capital Growth Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Strategic Growth Fund	VALIC Company I Mid Cap Value Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$1,212,022	$42,556,610	$—	$2,298,707
Mortality and expense risk and administrative charges	—	(5,801,308)	(28,689,638)	(6,446,702)	(7,113,685)
Net investment income (loss)	—	(4,589,286)	13,866,972	(6,446,702)	(4,814,978)
Net realized gain (loss)	—	18,635,611	15,939,969	(4,849,832)	(7,567,260)
Capital gain distribution from mutual funds	—	69,548,977	270,513,495	78,021,875	53,669,140
Change in unrealized appreciation (depreciation) of investments	—	(227,780,593)	(829,568,450)	(284,920,843)	(118,781,530)
Increase (decrease) in net assets from operations	—	(144,185,291)	(529,248,014)	(218,195,502)	(77,494,628)

From contract transactions:
Payments received from contract owners	—	14,138,084	103,664,610	22,180,410	34,179,916
Payments for contract benefits or terminations	—	(45,018,130)	(259,042,018)	(57,219,203)	(66,815,681)
Transfers between sub-accounts (including fixed account), net	—	71,660,073	(250,865,929)	8,979,177	(4,294,486)
Contract maintenance charges	—	(134,238)	(1,400,131)	(134,330)	(445,088)
Adjustments to net assets allocated to contracts in payout period	—	(1,437)	(60,167)	1,476	10,741
Increase (decrease) in net assets from contract transactions	—	40,644,352	(407,703,635)	(26,192,470)	(37,364,598)

Increase (decrease) in net assets	—	(103,540,939)	(936,951,649)	(244,387,972)	(114,859,226)
Net assets at beginning of period	—	688,127,725	3,724,103,472	871,218,075	874,069,221
Net assets at end of period	$—	$584,586,786	$2,787,151,823	$626,830,103	$759,209,995

Beginning units	—	145,700,934	113,252,917	167,424,667	94,684,225
Units issued	—	18,339,264	2,142,115	27,931,543	13,785,706
Units redeemed	—	(9,598,192)	(15,603,144)	(35,941,975)	(18,679,074)
Ending units	—	154,442,006	99,791,888	159,414,235	89,790,857

For the Year Ended December 31, 2021
From operations:
Dividends	$2,021,714	$2,132,822	$36,925,391	$287,041	$—
Mortality and expense risk and administrative charges	(478,747)	(5,795,627)	(33,608,622)	(6,390,309)	(4,862,319)
Net investment income (loss)	1,542,967	(3,662,805)	3,316,769	(6,103,268)	(4,862,319)
Net realized gain (loss)	(8,151,378)	38,768,182	130,023,851	53,562,717	1,410,863
Capital gain distribution from mutual funds	68,609,808	52,915,698	101,189,075	18,277,118	—
Change in unrealized appreciation (depreciation) of investments	(41,047,114)	48,700,500	497,057,207	13,842,935	51,796,382
Increase (decrease) in net assets from operations	20,954,283	136,721,575	731,586,902	79,579,502	48,344,926

From contract transactions:
Payments received from contract owners	2,040,767	10,182,917	125,153,540	18,930,704	24,021,572
Payments for contract benefits or terminations	(4,801,681)	(47,355,588)	(302,591,277)	(51,701,769)	(46,236,025)
Transfers between sub-accounts (including fixed account), net	(185,249,430)	13,829,735	(84,160,003)	451,177,375	848,225,491
Contract maintenance charges	(42,301)	(136,716)	(1,654,741)	(110,512)	(229,098)
Adjustments to net assets allocated to contracts in payout period	(28,771)	(3,707)	(37,866)	21,297	(57,645)
Increase (decrease) in net assets from contract transactions	(188,081,416)	(23,483,359)	(263,290,347)	418,317,095	825,724,295

Increase (decrease) in net assets	(167,127,133)	113,238,216	468,296,555	497,896,597	874,069,221
Net assets at beginning of period	167,127,133	574,889,509	3,255,806,917	373,321,478	—
Net assets at end of period	$—	$688,127,725	$3,724,103,472	$871,218,075	$874,069,221

Beginning units	40,814,996	151,975,712	122,446,340	83,781,643	—
Units issued	488,614	8,374,805	6,612,617	109,111,732	102,533,306
Units redeemed	(41,303,610)	(14,649,583)	(15,806,040)	(25,468,708)	(7,849,081)
Ending units	—	145,700,934	113,252,917	167,424,667	94,684,225

The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Moderate Growth Lifestyle Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Aggressive Growth Fund	VALIC Company I Small Cap Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$36,151,668	$1,758,795	$—	$—	$—
Mortality and expense risk and administrative charges	(8,369,743)	(6,694,058)	(20,052,255)	—	—
Net investment income (loss)	27,781,925	(4,935,263)	(20,052,255)	—	—
Net realized gain (loss)	(10,441,180)	41,350,712	64,223,617	—	—
Capital gain distribution from mutual funds	54,108,362	72,407,027	586,902,731	—	—
Change in unrealized appreciation (depreciation) of investments	(252,577,666)	(410,340,002)	(1,797,960,005)	—	—
Increase (decrease) in net assets from operations	(181,128,559)	(301,517,526)	(1,166,885,912)	—	—

From contract transactions:
Payments received from contract owners	73,437,585	32,558,086	51,288,124	—	—
Payments for contract benefits or terminations	(99,655,891)	(57,322,766)	(169,830,743)	—	—
Transfers between sub-accounts (including fixed account), net	(17,678,953)	(15,598,483)	(76,419,517)	—	—
Contract maintenance charges	(573,941)	(110,454)	(440,385)	—	—
Adjustments to net assets allocated to contracts in payout period	(18,940)	(3,034)	22,755	—	—
Increase (decrease) in net assets from contract transactions	(44,490,140)	(40,476,651)	(195,379,766)	—	—

Increase (decrease) in net assets	(225,618,699)	(341,994,177)	(1,362,265,678)	—	—
Net assets at beginning of period	1,184,978,047	918,647,348	3,041,714,403	—	—
Net assets at end of period	$959,359,348	$576,653,171	$1,679,448,725	$—	$—

Beginning units	251,147,056	212,852,955	181,081,539	—	—
Units issued	6,309,316	6,267,872	3,415,711	—	—
Units redeemed	(16,944,808)	(18,531,547)	(18,987,608)	—	—
Ending units	240,511,564	200,589,280	165,509,642	—	—

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$2,445,124	$949,186	$—	$1,433,579
Mortality and expense risk and administrative charges	(5,891,381)	(7,964,457)	(26,790,889)	(738,126)	(1,353,088)
Net investment income (loss)	(5,891,381)	(5,519,333)	(25,841,703)	(738,126)	80,491
Net realized gain (loss)	1,154,818	57,629,614	224,543,902	(22,030,279)	(49,731,301)
Capital gain distribution from mutual funds	—	60,378,784	229,527,171	68,579,638	156,298,118
Change in unrealized appreciation (depreciation) of investments	60,731,623	75,848,132	(177,987,743)	(59,349,318)	(65,380,690)
Increase (decrease) in net assets from operations	55,995,060	188,337,197	250,241,627	(13,538,085)	41,266,618

From contract transactions:
Payments received from contract owners	56,375,864	38,376,800	64,308,805	3,030,174	1,953,375
Payments for contract benefits or terminations	(69,855,492)	(69,366,295)	(219,485,156)	(7,120,565)	(10,066,337)
Transfers between sub-accounts (including fixed account), net	1,142,913,967	684,505	837,660,016	(185,312,789)	(374,527,619)
Contract maintenance charges	(427,552)	(164,707)	(498,463)	(13,173)	(27,400)
Adjustments to net assets allocated to contracts in payout period	(23,800)	(28,403)	141,240	3,118	(277,714)
Increase (decrease) in net assets from contract transactions	1,128,982,987	(30,498,100)	682,126,442	(189,413,235)	(382,945,695)

Increase (decrease) in net assets	1,184,978,047	157,839,097	932,368,069	(202,951,320)	(341,679,077)
Net assets at beginning of period	—	760,808,251	2,109,346,334	202,951,320	341,679,077
Net assets at end of period	$1,184,978,047	$918,647,348	$3,041,714,403	$—	$—

Beginning units	—	221,517,862	140,874,900	40,633,593	42,780,189
Units issued	259,952,013	12,013,309	57,750,482	1,468,719	183,310
Units redeemed	(8,804,957)	(20,678,216)	(17,543,843)	(42,102,312)	(42,963,499)
Ending units	251,147,056	212,852,955	181,081,539	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

36

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Small Cap Growth Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Small Cap Special Values Fund	VALIC Company I Small Cap Value Fund	VALIC Company I Small Mid Growth Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$7,267,877	$1,284,496	$2,018,558	$—
Mortality and expense risk and administrative charges	(4,821,149)	(8,556,611)	(1,966,667)	(4,273,292)	—
Net investment income (loss)	(4,821,149)	(1,288,734)	(682,171)	(2,254,734)	—
Net realized gain (loss)	(21,787,394)	15,068,385	760,130	(11,746,247)	—
Capital gain distribution from mutual funds	43,576,564	99,666,502	12,709,405	32,595,696	—
Change in unrealized appreciation (depreciation) of investments	(243,184,880)	(359,088,694)	(48,038,399)	(92,932,028)	—
Increase (decrease) in net assets from operations	(226,216,859)	(245,642,541)	(35,251,035)	(74,337,313)	—

From contract transactions:
Payments received from contract owners	14,968,140	32,690,309	4,978,245	20,909,731	—
Payments for contract benefits or terminations	(42,360,578)	(72,584,350)	(15,898,330)	(42,115,322)	—
Transfers between sub-accounts (including fixed account), net	(21,490,024)	(138,559,733)	(3,848,527)	89,981,002	—
Contract maintenance charges	(137,086)	(329,993)	(34,755)	(140,147)	—
Adjustments to net assets allocated to contracts in payout period	35,356	28,858	3,232	8,503	—
Increase (decrease) in net assets from contract transactions	(48,984,192)	(178,754,909)	(14,800,135)	68,643,767	—

Increase (decrease) in net assets	(275,201,051)	(424,397,450)	(50,051,170)	(5,693,546)	—
Net assets at beginning of period	705,845,935	1,251,653,806	248,126,320	485,471,268	—
Net assets at end of period	$430,644,884	$827,256,356	$198,075,150	$479,777,722	$—

Beginning units	93,204,597	116,347,983	81,127,807	79,302,433	—
Units issued	4,254,706	5,959,531	2,056,489	29,385,337	—
Units redeemed	(12,569,767)	(23,308,314)	(7,456,169)	(18,015,086)	—
Ending units	84,889,536	98,999,200	75,728,127	90,672,684	—

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$10,523,107	$2,425,496	$—	$—
Mortality and expense risk and administrative charges	(4,499,162)	(12,525,116)	(2,160,806)	(2,647,393)	(509,350)
Net investment income (loss)	(4,499,162)	(2,002,009)	264,690	(2,647,393)	(509,350)
Net realized gain (loss)	2,063,392	45,558,185	3,956,776	492,595	(17,587,141)
Capital gain distribution from mutual funds	—	59,612,111	4,476,270	—	93,578,504
Change in unrealized appreciation (depreciation) of investments	(2,484,463)	57,138,073	46,336,618	22,168,448	(65,950,499)
Increase (decrease) in net assets from operations	(4,920,233)	160,306,360	55,034,354	20,013,650	9,531,514

From contract transactions:
Payments received from contract owners	13,057,087	51,081,632	6,017,121	12,863,551	1,433,637
Payments for contract benefits or terminations	(43,506,669)	(106,445,749)	(18,283,349)	(24,328,530)	(3,872,291)
Transfers between sub-accounts (including fixed account), net	741,253,765	(40,791,559)	6,871,312	477,064,514	(183,681,751)
Contract maintenance charges	(109,965)	(411,527)	(33,244)	(74,907)	(7,070)
Adjustments to net assets allocated to contracts in payout period	71,950	(6,927)	1,809	(67,010)	(17,879)
Increase (decrease) in net assets from contract transactions	710,766,168	(96,574,130)	(5,426,351)	465,457,618	(186,145,354)

Increase (decrease) in net assets	705,845,935	63,732,230	49,608,003	485,471,268	(176,613,840)
Net assets at beginning of period	—	1,187,921,576	198,518,317	—	176,613,840
Net assets at end of period	$705,845,935	$1,251,653,806	$248,126,320	$485,471,268	$—

Beginning units	—	124,200,407	83,254,796	—	45,464,582
Units issued	104,186,331	11,904,409	9,028,749	85,008,058	1,481,747
Units redeemed	(10,981,734)	(19,756,833)	(11,155,738)	(5,705,625)	(46,946,329)
Ending units	93,204,597	116,347,983	81,127,807	79,302,433	—

The accompanying Notes to Financial Statements are an integral part of this statement.

37

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Stock Index Fund	VALIC Company I Systematic Core Fund	VALIC Company I Systematic Value Fund	VALIC Company I U.S. Socially Responsible Fund	VALIC Company I Value Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$64,623,721	$1,281,867	$1,001,845	$4,908,691	$—
Mortality and expense risk and administrative charges	(45,620,148)	(5,215,607)	(3,027,427)	(6,388,402)	—
Net investment income (loss)	19,003,573	(3,933,740)	(2,025,582)	(1,479,711)	—
Net realized gain (loss)	287,621,050	13,631,265	642,357	(7,190,579)	—
Capital gain distribution from mutual funds	444,105,878	2,880,142	12,429,029	95,799,788	—
Change in unrealized appreciation (depreciation) of investments	(1,884,341,377)	(139,537,951)	(37,092,824)	(228,516,215)	—
Increase (decrease) in net assets from operations	(1,133,610,876)	(126,960,284)	(26,047,020)	(141,386,717)	—

From contract transactions:
Payments received from contract owners	149,073,266	10,645,363	9,587,433	35,517,160	—
Payments for contract benefits or terminations	(416,072,102)	(49,179,010)	(27,996,993)	(60,834,342)	—
Transfers between sub-accounts (including fixed account), net	(349,156,358)	(11,590,492)	(1,585,745)	(15,794,562)	—
Contract maintenance charges	(1,535,307)	(282,892)	(330,401)	(374,049)	—
Adjustments to net assets allocated to contracts in payout period	(52,416)	27,088	60	5,346	—
Increase (decrease) in net assets from contract transactions	(617,742,917)	(50,379,943)	(20,325,646)	(41,480,447)	—

Increase (decrease) in net assets	(1,751,353,793)	(177,340,227)	(46,372,666)	(182,867,164)	—
Net assets at beginning of period	6,068,234,924	670,314,770	343,830,974	805,962,895	—
Net assets at end of period	$4,316,881,131	$492,974,543	$297,458,308	$623,095,731	$—

Beginning units	309,072,613	79,663,895	114,942,495	137,953,455	—
Units issued	13,406,386	1,566,355	4,546,260	3,633,868	—
Units redeemed	(48,661,190)	(8,307,765)	(11,979,264)	(11,567,996)	—
Ending units	273,817,809	72,922,485	107,509,491	130,019,327	—

For the Year Ended December 31, 2021
From operations:
Dividends	$84,303,812	$944,692	$688,969	$—	$2,150,495
Mortality and expense risk and administrative charges	(52,044,192)	(4,845,262)	(2,493,934)	(4,668,721)	(241,795)
Net investment income (loss)	32,259,620	(3,900,570)	(1,804,965)	(4,668,721)	1,908,700
Net realized gain (loss)	359,147,027	28,756,904	(1,976,788)	4,857,919	6,263,113
Capital gain distribution from mutual funds	262,378,463	14,078,624	7,327,560	—	29,466,168
Change in unrealized appreciation (depreciation) of investments	686,266,605	50,109,065	43,434,935	97,438,538	(25,649,046)
Increase (decrease) in net assets from operations	1,340,051,715	89,044,023	46,980,742	97,627,736	11,988,935

From contract transactions:
Payments received from contract owners	179,843,418	9,556,151	8,925,176	23,169,598	1,494,310
Payments for contract benefits or terminations	(470,284,536)	(44,860,723)	(23,064,751)	(45,444,038)	(2,173,687)
Transfers between sub-accounts (including fixed account), net	(138,089,534)	472,812,123	271,496,885	730,928,690	(93,758,057)
Contract maintenance charges	(1,728,906)	(283,949)	(241,927)	(260,005)	(21,394)
Adjustments to net assets allocated to contracts in payout period	(308,606)	277,168	(124)	(59,086)	159
Increase (decrease) in net assets from contract transactions	(430,568,164)	437,500,770	257,115,259	708,335,159	(94,458,669)

Increase (decrease) in net assets	909,483,551	526,544,793	304,096,001	805,962,895	(82,469,734)
Net assets at beginning of period	5,158,751,373	143,769,977	39,734,973	—	82,469,734
Net assets at end of period	$6,068,234,924	$670,314,770	$343,830,974	$805,962,895	$—

Beginning units	331,809,228	21,279,563	17,214,135	—	29,040,239
Units issued	13,023,090	65,815,301	120,763,813	155,493,710	1,241,827
Units redeemed	(35,759,705)	(7,430,969)	(23,035,453)	(17,540,255)	(30,282,066)
Ending units	309,072,613	79,663,895	114,942,495	137,953,455	—

The accompanying Notes to Financial Statements are an integral part of this statement.

38

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II Capital Appreciation Fund	VALIC Company II Conservative Growth Lifestyle Fund	VALIC Company II Core Bond Fund	VALIC Company II Government Money Market II Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$—	$—	$—
Mortality and expense risk and administrative charges	—	—	—	—	—
Reimbursements of expenses	—	—	—	—	—
Net investment income (loss)	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Capital gain distribution from mutual funds	—	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	—	—	—	—	—
Increase (decrease) in net assets from operations	—	—	—	—	—

From contract transactions:
Payments received from contract owners	—	—	—	—	—
Payments for contract benefits or terminations	—	—	—	—	—
Transfers between sub-accounts (including fixed account), net	—	—	—	—	—
Contract maintenance charges	—	—	—	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	—
Increase (decrease) in net assets from contract transactions	—	—	—	—	—

Increase (decrease) in net assets	—	—	—	—	—
Net assets at beginning of period	—	—	—	—	—
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	—	—	—	—	—
Units issued	—	—	—	—	—
Units redeemed	—	—	—	—	—
Ending units	—	—	—	—	—

For the Year Ended December 31, 2021
From operations:
Dividends	$11,327,905	$49,537	$8,859,321	$34,641,465	$13,248
Mortality and expense risk and administrative charges	(2,639,766)	(410,027)	(1,465,676)	(4,608,508)	(631,824)
Reimbursements of expenses	706,748	265,402	453,926	1,204,248	302,097
Net investment income (loss)	9,394,887	(95,088)	7,847,571	31,237,205	(316,479)
Net realized gain (loss)	95,457,175	13,306,627	29,450,389	4,260,322	(4)
Capital gain distribution from mutual funds	23,155,292	1,079,615	4,803,167	37,571,960	—
Change in unrealized appreciation (depreciation) of investments	(65,713,148)	(9,974,213)	(27,632,406)	(103,541,680)	(7)
Increase (decrease) in net assets from operations	62,294,206	4,316,941	14,468,721	(30,472,193)	(316,490)

From contract transactions:
Payments received from contract owners	19,776,635	527,186	10,531,683	31,119,397	6,202,283
Payments for contract benefits or terminations	(24,056,892)	(2,420,550)	(17,447,483)	(56,388,257)	(7,498,693)
Transfers between sub-accounts (including fixed account), net	(726,709,541)	(53,290,520)	(362,070,822)	(1,344,836,034)	(133,076,301)
Contract maintenance charges	(408,515)	(13,616)	(77,344)	(186,153)	(10,250)
Adjustments to net assets allocated to contracts in payout period	(40,890)	—	(14,570)	(8,012)	(17,819)
Increase (decrease) in net assets from contract transactions	(731,439,203)	(55,197,500)	(369,078,536)	(1,370,299,059)	(134,400,780)

Increase (decrease) in net assets	(669,144,997)	(50,880,559)	(354,609,815)	(1,400,771,252)	(134,717,270)
Net assets at beginning of period	669,144,997	50,880,559	354,609,815	1,400,771,252	134,717,270
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	157,093,509	14,557,516	99,958,439	584,249,246	109,137,221
Units issued	1,888,156	562,558	2,284,920	54,836,925	9,664,693
Units redeemed	(158,981,665)	(15,120,074)	(102,243,359)	(639,086,171)	(118,801,914)
Ending units	—	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

39

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II High Yield Bond Fund	VALIC Company II International Opportunities Fund	VALIC Company II Large Cap Value Fund	VALIC Company II Mid Cap Growth Fund	VALIC Company II Mid Cap Value Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$—	$—	$—
Mortality and expense risk and administrative charges	—	—	—	—	—
Reimbursements of expenses	—	—	—	—	—
Net investment income (loss)	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Capital gain distribution from mutual funds	—	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	—	—	—	—	—
Increase (decrease) in net assets from operations	—	—	—	—	—

From contract transactions:
Payments received from contract owners	—	—	—	—	—
Payments for contract benefits or terminations	—	—	—	—	—
Transfers between sub-accounts (including fixed account), net	—	—	—	—	—
Contract maintenance charges	—	—	—	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	—
Increase (decrease) in net assets from contract transactions	—	—	—	—	—

Increase (decrease) in net assets	—	—	—	—	—
Net assets at beginning of period	—	—	—	—	—
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	—	—	—	—	—
Units issued	—	—	—	—	—
Units redeemed	—	—	—	—	—
Ending units	—	—	—	—	—

For the Year Ended December 31, 2021
From operations:
Dividends	$20,179,527	$2,865,376	$3,320,288	$—	$4,706,010
Mortality and expense risk and administrative charges	(1,780,172)	(2,293,724)	(609,779)	(756,947)	(2,966,569)
Reimbursements of expenses	464,142	600,044	184,192	311,951	837,937
Net investment income (loss)	18,863,497	1,171,696	2,894,701	(444,996)	2,577,378
Net realized gain (loss)	4,112,747	176,509,613	17,454,856	(15,766,703)	95,773,666
Capital gain distribution from mutual funds	—	42,361,511	46,366,760	101,361,601	3,489,723
Change in unrealized appreciation (depreciation) of investments	(17,565,518)	(202,967,464)	(36,207,423)	(63,051,669)	38,602,733
Increase (decrease) in net assets from operations	5,410,726	17,075,356	30,508,894	22,098,233	140,443,500

From contract transactions:
Payments received from contract owners	8,622,055	12,795,421	2,642,248	4,286,767	12,654,841
Payments for contract benefits or terminations	(22,727,016)	(23,303,958)	(5,758,292)	(4,357,670)	(31,744,741)
Transfers between sub-accounts (including fixed account), net	(448,772,558)	(646,879,068)	(210,868,108)	(273,261,090)	(847,144,872)
Contract maintenance charges	(72,295)	(46,696)	(68,399)	(13,653)	(128,718)
Adjustments to net assets allocated to contracts in payout period	(547)	(34,803)	(1,339)	(4,145)	(86,608)
Increase (decrease) in net assets from contract transactions	(462,950,361)	(657,469,104)	(214,053,890)	(273,349,791)	(866,450,098)

Increase (decrease) in net assets	(457,539,635)	(640,393,748)	(183,544,996)	(251,251,558)	(726,006,598)
Net assets at beginning of period	457,539,635	640,393,748	183,544,996	251,251,558	726,006,598
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	137,297,694	176,888,938	46,069,683	65,506,760	100,220,305
Units issued	24,968,881	7,528,790	3,110,424	1,169,166	1,542,302
Units redeemed	(162,266,575)	(184,417,728)	(49,180,107)	(66,675,926)	(101,762,607)
Ending units	—	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

40

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Moderate Growth Lifestyle Fund	VALIC Company II Small Cap Growth Fund	VALIC Company II Small Cap Value Fund	VALIC Company II Strategic Bond Fund	VALIC Company II U.S. Socially Responsible Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$—	$—	$—
Mortality and expense risk and administrative charges	—	—	—	—	—
Reimbursements of expenses	—	—	—	—	—
Net investment income (loss)	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Capital gain distribution from mutual funds	—	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	—	—	—	—	—
Increase (decrease) in net assets from operations	—	—	—	—	—

From contract transactions:
Payments received from contract owners	—	—	—	—	—
Payments for contract benefits or terminations	—	—	—	—	—
Transfers between sub-accounts (including fixed account), net	—	—	—	—	—
Contract maintenance charges	—	—	—	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	—
Increase (decrease) in net assets from contract transactions	—	—	—	—	—

Increase (decrease) in net assets	—	—	—	—	—
Net assets at beginning of period	—	—	—	—	—
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	—	—	—	—	—
Units issued	—	—	—	—	—
Units redeemed	—	—	—	—	—
Ending units	—	—	—	—	—

For the Year Ended December 31, 2021
From operations:
Dividends	$22,226,749	$—	$2,984,220	$39,463,283	$7,750,174
Mortality and expense risk and administrative charges	(4,294,914)	(947,057)	(1,607,725)	(2,484,479)	(2,962,205)
Reimbursements of expenses	1,167,376	247,954	512,491	678,506	807,226
Net investment income (loss)	19,099,211	(699,103)	1,888,986	37,657,310	5,595,195
Net realized gain (loss)	136,337,343	37,143,700	72,716,074	(8,776,861)	272,167,939
Capital gain distribution from mutual funds	32,288,252	26,044,013	—	4,013,848	21,675,057
Change in unrealized appreciation (depreciation) of investments	(105,367,348)	(75,164,323)	12,515,980	(36,012,771)	(214,629,129)
Increase (decrease) in net assets from operations	82,357,458	(12,675,713)	87,121,040	(3,118,474)	84,809,062

From contract transactions:
Payments received from contract owners	34,215,903	4,955,106	6,749,969	16,591,619	15,008,692
Payments for contract benefits or terminations	(53,226,894)	(7,669,387)	(16,170,566)	(24,139,200)	(32,908,134)
Transfers between sub-accounts (including fixed account), net	(1,148,389,777)	(243,005,762)	(411,921,455)	(714,144,593)	(810,804,704)
Contract maintenance charges	(299,685)	(20,456)	(40,919)	(347,175)	(133,934)
Adjustments to net assets allocated to contracts in payout period	(54,735)	(7,037)	(88,246)	(21,813)	23,400
Increase (decrease) in net assets from contract transactions	(1,167,755,188)	(245,747,536)	(421,471,217)	(722,061,162)	(828,814,680)

Increase (decrease) in net assets	(1,085,397,730)	(258,423,249)	(334,350,177)	(725,179,636)	(744,005,618)
Net assets at beginning of period	1,085,397,730	258,423,249	334,350,177	725,179,636	744,005,618
Net assets at end of period	$—	$—	$—	$—	$—

Beginning units	259,841,173	32,081,626	72,678,240	211,398,843	160,320,277
Units issued	3,949,768	2,311,109	14,702,937	8,820,411	3,243,280
Units redeemed	(263,790,941)	(34,392,735)	(87,381,177)	(220,219,254)	(163,563,557)
Ending units	—	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

41

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Long- Term Investment- Grade Fund Investor Shares	Vanguard Long- Term Treasury Fund Investor Shares
For the Year Ended December 31, 2022
From operations:
Dividends	$2,212,317	$6,212,303	$5,792,466	$7,924,777	$3,980,040
Mortality and expense risk and administrative charges	(1,420,066)	(3,820,657)	(3,638,434)	(2,440,783)	(1,905,809)
Reimbursements of expenses	—	—	—	506,160	396,773
Net investment income (loss)	792,251	2,391,646	2,154,032	5,990,154	2,471,004
Net realized gain (loss)	1,200,361	8,378,559	7,001,119	(14,135,268)	(3,513,438)
Capital gain distribution from mutual funds	770,607	355,626	1,573,384	—	—
Change in unrealized appreciation (depreciation) of investments	(24,203,946)	(76,979,411)	(68,980,654)	(65,107,241)	(59,474,335)
Increase (decrease) in net assets from operations	(21,440,727)	(65,853,580)	(58,252,119)	(73,252,355)	(60,516,769)

From contract transactions:
Payments received from contract owners	12,620,601	26,415,399	29,624,181	7,466,880	5,597,955
Payments for contract benefits or terminations	(15,646,277)	(21,412,251)	(27,235,168)	(20,509,661)	(16,316,752)
Transfers between sub-accounts (including fixed account), net	(1,674,335)	(1,054,528)	(5,167,889)	(42,989,494)	(5,540,028)
Contract maintenance charges	(43,544)	(88,610)	(138,079)	(203,341)	(156,161)
Adjustments to net assets allocated to contracts in payout period	451	206	410	199	417
Increase (decrease) in net assets from contract transactions	(4,743,104)	3,860,216	(2,916,545)	(56,235,417)	(16,414,569)

Increase (decrease) in net assets	(26,183,831)	(61,993,364)	(61,168,664)	(129,487,772)	(76,931,338)
Net assets at beginning of period	132,061,203	362,381,685	342,461,460	283,944,361	209,060,836
Net assets at end of period	$105,877,372	$300,388,321	$281,292,796	$154,456,589	$132,129,498

Beginning units	46,755,917	94,644,220	101,324,753	61,160,867	48,991,473
Units issued	5,223,363	6,241,625	6,808,604	8,030,544	2,229,273
Units redeemed	(7,306,292)	(5,040,208)	(7,845,849)	(24,135,138)	(6,801,600)
Ending units	44,672,988	95,845,637	100,287,508	45,056,273	44,419,146

For the Year Ended December 31, 2021
From operations:
Dividends	$2,503,828	$6,570,990	$6,306,779	$7,730,184	$4,135,910
Mortality and expense risk and administrative charges	(1,547,732)	(4,172,263)	(4,005,577)	(2,923,648)	(2,506,188)
Reimbursements of expenses	—	—	—	519,596	414,087
Net investment income (loss)	956,096	2,398,727	2,301,202	5,326,132	2,043,809
Net realized gain (loss)	3,137,443	10,659,949	8,576,012	3,462,516	(1,751,369)
Capital gain distribution from mutual funds	2,817,641	5,910,974	6,460,282	5,239,467	5,930,616
Change in unrealized appreciation (depreciation) of investments	(1,054,818)	22,242,107	9,854,450	(23,179,558)	(20,997,360)
Increase (decrease) in net assets from operations	5,856,362	41,211,757	27,191,946	(9,151,443)	(14,774,304)

From contract transactions:
Payments received from contract owners	12,455,645	28,591,952	34,003,265	10,522,054	9,850,982
Payments for contract benefits or terminations	(13,475,265)	(27,155,487)	(32,197,976)	(25,187,682)	(22,878,764)
Transfers between sub-accounts (including fixed account), net	6,637,253	4,854,206	4,450,872	25,637,302	(15,359,891)
Contract maintenance charges	(45,353)	(101,165)	(147,457)	(216,552)	(163,773)
Adjustments to net assets allocated to contracts in payout period	526	220	90	(708)	446
Increase (decrease) in net assets from contract transactions	5,572,806	6,189,726	6,108,794	10,754,414	(28,551,000)

Increase (decrease) in net assets	11,429,168	47,401,483	33,300,740	1,602,971	(43,325,304)
Net assets at beginning of period	120,632,035	314,980,202	309,160,720	282,341,390	252,386,140
Net assets at end of period	$132,061,203	$362,381,685	$342,461,460	$283,944,361	$209,060,836

Beginning units	44,740,541	92,902,790	99,419,392	58,737,892	55,651,072
Units issued	6,961,867	6,558,434	8,270,318	13,394,415	4,886,336
Units redeemed	(4,946,491)	(4,817,004)	(6,364,957)	(10,971,440)	(11,545,935)
Ending units	46,755,917	94,644,220	101,324,753	61,160,867	48,991,473

The accompanying Notes to Financial Statements are an integral part of this statement.

42

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard Wellington Fund Investor Shares	Vanguard Windsor II Fund Investor Shares
For the Year Ended December 31, 2022
From operations:
Dividends	$38,785,610	$28,164,182
Mortality and expense risk and administrative charges	(22,787,659)	(23,304,472)
Net investment income (loss)	15,997,951	4,859,710
Net realized gain (loss)	68,578,688	71,808,580
Capital gain distribution from mutual funds	99,878,863	97,086,219
Change in unrealized appreciation (depreciation) of investments	(529,499,263)	(491,107,157)
Increase (decrease) in net assets from operations	(345,043,761)	(317,352,648)

From contract transactions:
Payments received from contract owners	77,872,047	63,064,852
Payments for contract benefits or terminations	(187,381,500)	(161,605,283)
Transfers between sub-accounts (including fixed account), net	(32,524,860)	34,177,917
Contract maintenance charges	(646,038)	(578,282)
Adjustments to net assets allocated to contracts in payout period	(763,516)	(2,671)
Increase (decrease) in net assets from contract transactions	(143,443,867)	(64,943,467)

Increase (decrease) in net assets	(488,487,628)	(382,296,115)
Net assets at beginning of period	2,282,957,890	2,202,134,953
Net assets at end of period	$1,794,470,262	$1,819,838,838

Beginning units	339,770,497	295,711,317
Units issued	9,999,486	10,847,814
Units redeemed	(33,939,355)	(21,855,917)
Ending units	315,830,628	284,703,214

For the Year Ended December 31, 2021
From operations:
Dividends	$37,276,202	$24,154,286
Mortality and expense risk and administrative charges	(25,792,630)	(24,075,747)
Net investment income (loss)	11,483,572	78,539
Net realized gain (loss)	80,447,439	91,241,687
Capital gain distribution from mutual funds	147,611,050	135,476,608
Change in unrealized appreciation (depreciation) of investments	112,736,466	251,615,839
Increase (decrease) in net assets from operations	352,278,527	478,412,673

From contract transactions:
Payments received from contract owners	95,050,502	60,106,622
Payments for contract benefits or terminations	(201,100,217)	(178,516,945)
Transfers between sub-accounts (including fixed account), net	(23,030,316)	56,919,999
Contract maintenance charges	(711,676)	(615,907)
Adjustments to net assets allocated to contracts in payout period	(771,268)	(15,582)
Increase (decrease) in net assets from contract transactions	(130,562,975)	(62,121,813)

Increase (decrease) in net assets	221,715,552	416,290,860
Net assets at beginning of period	2,061,242,338	1,785,844,093
Net assets at end of period	$2,282,957,890	$2,202,134,953

Beginning units	358,635,409	305,318,371
Units issued	12,675,211	13,367,712
Units redeemed	(31,540,123)	(22,974,766)
Ending units	339,770,497	295,711,317

The accompanying Notes to Financial Statements are an integral part of this statement.

43

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. Organization

The Variable Annuity Life Insurance Company Separate Account A (“the Separate Account”) is a segregated investment account established by The Variable Annuity Life Insurance Company (“VALIC”) to receive and invest premium payments from variable annuity contracts issued by VALIC. VALIC is a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which American International Group, Inc. (“AIG Parent”) sold 80,000,000 shares of Corebridge Parent common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge Parent. AIG Parent is a publicly traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG Parent and its consolidated subsidiaries, unless the context refers to AIG Parent only.

The Separate Account includes the following variable annuity products:

Equity Director	Polaris Platinum Elite

Group Variable Annuity Deferred Contracts (GTS-VA)	Portfolio Director

Group Unit Purchase (GUP)	Portfolio Director Freedom Advisor

IMPACT	Portfolio Director Plus

Independence Plus	Potentia

Polaris Choice Elite

The Separate Account contracts are sold primarily through VALIC’s captive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/ corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2022 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

American Beacon Funds (American Beacon)
American Beacon Bridgeway Large Cap Growth Fund Investor Class

Anchor Series Trust (AST)(a)
AST SA PGI Asset Allocation Portfolio Class 3(h)

Ariel Investment Trust (Ariel)
Ariel Appreciation Fund Investor Class	Ariel Fund Investor Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Income VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	Goldman Sachs VIT Government Money Market Fund Service Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Comstock Fund Series II
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	Invesco V.I. Growth and Income Fund Series II

Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Growth and Income Portfolio Class VC

44

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Institutional(c)
PIMCO Total Return Portfolio Advisor Class

Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA American Century Inflation Protection Portfolio Class 3(n)
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 3	SAST SA Invesco Growth Opportunities Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA Invesco Main Street Large Cap Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA Invesco VCP Equity-Income Portfolio Class 3(g)
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA Columbia Technology Portfolio Class 3(f)	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 1(c)	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	SAST SA PIMCO RAE International Value Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 1(c)(d)	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3(d)	SAST SA Putnam International Growth and Income Portfolio Class
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Franklin Tactical Opportunities Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Wellington Capital Appreciation Portfolio Class 3
SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio
SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA Wellington Strategic Multi-Asset Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3(e)

T. Rowe Price Retirement Funds, Inc. (T. Rowe Price)
T Rowe Price Retirement 2015 Advisor Class	T Rowe Price Retirement 2040 Advisor Class
T Rowe Price Retirement 2020 Advisor Class	T Rowe Price Retirement 2045 Advisor Class
T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2050 Advisor Class
T Rowe Price Retirement 2030 Advisor Class	T Rowe Price Retirement 2055 Advisor Class
T Rowe Price Retirement 2035 Advisor Class	T Rowe Price Retirement 2060 Advisor Class

VALIC Company I(b)
VALIC Company I Aggressive Growth Lifestyle Fund(p)	VALIC Company I International Socially Responsible Fund
VALIC Company I Asset Allocation Fund	VALIC Company I International Value Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I Large Cap Core Fund(i)
VALIC Company I Capital Appreciation Fund(q)	VALIC Company I Large Capital Growth Fund

45

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC Company I(b)
VALIC Company I Capital Conservation Fund(s)	VALIC Company I Mid Cap Index Fund
VALIC Company I Conservative Growth Lifestyle Fund(r)	VALIC Company I Mid Cap Strategic Growth Fund
VALIC Company I Core Bond Fund(s)	VALIC Company I Mid Cap Value Fund(v)
VALIC Company I Core Equity Fund(i)	VALIC Company I Moderate Growth Lifestyle Fund(w)
VALIC Company I Dividend Value Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Science & Technology Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Small Cap Aggressive Growth Fund(x)
VALIC Company I Global Real Estate Fund	VALIC Company I Small Cap Fund(x)
VALIC Company I Global Strategy Fund	VALIC Company I Small Cap Growth Fund(x)
VALIC Company I Government Money Market I Fund(z)	VALIC Company I Small Cap Index Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Special Values Fund
VALIC Company I Growth Fund	VALIC Company I Small Cap Value Fund(y)
VALIC Company I Health Sciences Fund(j)	VALIC Company I Small Mid Growth Fund(l)
VALIC Company I High Yield Bond Fund(t)	VALIC Company I Stock Index Fund
VALIC Company I Inflation Protected Fund	VALIC Company I Systematic Core Fund
VALIC Company I International Equities Index Fund	VALIC Company I Systematic Value Fund
VALIC Company I International Government Bond Fund	VALIC Company I U.S. Socially Responsible Fund(z)
VALIC Company I International Growth Fund	VALIC Company I Value Fund
VALIC Company I International Opportunities Fund(u)

VALIC Company II(b)
VALIC Company II Aggressive Growth Lifestyle Fund(p)	VALIC Company II Mid Cap Growth Fund(l)
VALIC Company II Capital Appreciation Fund(q)	VALIC Company II Mid Cap Value Fund(v)
VALIC Company II Conservative Growth Lifestyle Fund(r)	VALIC Company II Moderate Growth Lifestyle Fund(w)
VALIC Company II Core Bond Fund(s)	VALIC Company II Small Cap Growth Fund(x)
VALIC Company II Government Money Market II Fund(m)	VALIC Company II Small Cap Value Fund(y)
VALIC Company II High Yield Bond Fund(t)	VALIC Company II Strategic Bond Fund(s)
VALIC Company II International Opportunities Fund(u)	VALIC Company II U.S. Socially Responsible Fund(o)
VALIC Company II Large Cap Value Fund(k)

The Vanguard Group, Inc. (Vanguard)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Long-Term Treasury Fund Investor Shares
Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Windsor II Fund Investor Shares
Vanguard Long-Term Investment-Grade Fund Investor Shares

(a)	These are affiliated investment companies. SunAmerica Asset Management, LLC., an affiliate of VALIC, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

(b)

These are affiliated investment companies. VALIC serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I, Seasons Series Trust and SunAmerica Series Trust. SunAmerica, an affiliate of VALIC, serves as the administrator to each series of VALIC Company I, and as the investment sub-advisor to certain series of VALIC Company I.

(c)	Fund had no activity during the current year.

(d)	Formerly SAST SA Franklin U.S. Equity Smart Beta Portfolio.

(e)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.

(f)	The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio.

(g)	The SAST SA Invesco VCP Equity-Income Portfolio, in operation for the period January 1, 2021 to May 3, 2021, merged into the SAST SA VCP Dynamic Strategy Portfolio.

(h)	The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.

(i)

The VALIC Company I Core Equity Fund and VALIC Company I Large Cap Core Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Systematic Core Fund.

(j)	The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.

(k)

The VALIC Company I Value Fund and the VALIC Company II Large Cap Value Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Systematic Value Fund.

(l)

The VALIC Company I Small Mid Growth Fund and the VALIC Company II Mid Cap Growth Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Strategic Growth Fund.

46

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(m)

The VALIC Company II Government Money Market II Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Government Money Market I Fund.

(n)	Formerly SST SA Wellington Real Return Portfolio.

(o)

The VALIC Company II U.S. Socially Responsible Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I U.S. Socially Responsible Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(p)

The VALIC Company II Aggressive Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Aggressive Growth Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(q)

The VALIC Company II Capital Appreciation Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Capital Appreciation Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(r)

The VALIC Company II Conservative Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Conservative Growth Lifestyle Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(s)

The VALIC Company II Core Bond Fund, VALIC Company II Strategic Bond Fund and the VALIC Company I Capital Conservation Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(t)

The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(u)

The VALIC Company II International Opportunities Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I International Opportunities Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(v)

The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(w)

The VALIC Company II Moderate Growth Lifestyle Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Moderate Growth Lifestyle Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(x)

The VALIC Company II Small Cap Growth Fund, VALIC Company I Small Cap Aggressive Growth Fund and the VALIC Company I Small Cap Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Small Cap Growth Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(y)

The VALIC Company II Small Cap Value Fund, in operation for the period January 1, 2021 to May 24, 2021 (cessation of operations) merged into the VALIC Company I Small Cap Value Fund, in operation for the period May 24, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(z)	For the period January 1, 2021 to December 31, 2021 and January 1 2022 to July 22, 2022 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of VALIC. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from VALIC’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business VALIC may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

We are continually assessing the impact on our business, operations and investments and separate account assets of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual

47

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and 6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of VALIC, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. VALIC will periodically review changes in the tax law. VALIC retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2022 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for

48

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2022, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to VALIC as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to VALIC. The mortality risk charge represents compensation to VALIC for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to VALIC for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

Products	Separate Account Annual Charges

Equity Director	1.70% - 2.10%

GTS-VA	0.85% on the first $10 million 0.425% on the next $90 million 0.21% on the excess over $100 million

GUP	1.00%

IMPACT	1.00%

Independence Plus	1.00%

Polaris Choice Elite	1.65% - 1.90%

Polaris Platinum Elite	1.30% - 1.55% prior to May 1, 2017

Polaris Platinum Elite	1.15% - 1.55% on or after May 1, 2017

Portfolio Director	0.20% - 1.01%

Portfolio Director Freedom Advisor	0.45% - 0.60%

Portfolio Director Plus	0.00%

Potentia	1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Products	Expense Limitations

GTS-VA	0.6966% on the first $25,434,267 0.50% on the next $74,565,733 0.25% on the excess over $100 million

GUP	1.4157% on the first $359,065,787 1.36% on the next $40,934,213 1.32% on the excess over $400 million

Platform Charges:In order to make certain underlying Funds available as investment options for the contract, VALIC may assess an additional charge of 0.25 percent related to those Funds that do not pay VALIC for administrative, recordkeeping and shareholder services. These charges are included as part of the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by VALIC on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by VALIC related to the establishment and maintenance of the

49

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to Potentia, Portfolio Director Freedom Advisor, Portfolio Director Plus, and series 2-8 and 10-12 of Portfolio Director, GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge, which may be waived if the Polaris Platinum Elite contract value is $75,000 or more) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to VALIC. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Separate Account Expense Reimbursements or Credits: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, VALIC currently reimburses or credits certain sub-accounts a portion of VALIC’s mortality and expense risk charges. Such crediting arrangements are voluntary and may be changed by VALIC at any time. The reimbursements are included on the reimbursements of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

Sales and Administrative Charge: Certain purchase payments to certain products are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: The charges for the GMWB riders are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

Annualized GMWB Charge for Contracts Issued:
GMWB Rider	Products	Before October 9, 2017	On or After October 9, 2017
Polaris Income Builder	Polaris Choice Elite	0.60% to 2.20% for one covered person	0.60% to 2.20% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons	0.60% to 2.70% for two covered persons
Polaris Income Plus	Polaris Choice Elite	0.60% to 2.20% for one covered person	0.60% to 2.50% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons	0.60% to 2.50% for two covered persons
Polaris Income Plus Daily	Polaris Choice Elite	0.60% to 2.20% for one covered person	0.60% to 2.50% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons	0.60% to 2.50% for two covered persons
IncomeLock (1)	Portfolio Director	0.65% to 0.90% for one covered person	Not applicable
	Equity Director	Not available for two covered persons
IncomeLock Plus (2)	Portfolio Director	0.60% to 2.20% for one covered person	Not applicable
	Equity Director	0.60% to 2.70% for two covered persons

(1)  IncomeLock was not available to contracts issued after July 2, 2012.

(2)  IncomeLock Plus was not available to contracts issued after January 2, 2017.

50

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$13,320,546	$7,146,707
Ariel Appreciation Fund Investor Class	83,039,481	55,183,354
Ariel Fund Investor Class	36,859,647	50,095,142
FTVIP Franklin Allocation VIP Fund Class 2	68,354	14,684
FTVIP Franklin Income VIP Fund Class 2	723,488	813,957
Goldman Sachs VIT Government Money Market Fund Institutional Shares	621,473,472	74,608,291
Goldman Sachs VIT Government Money Market Fund Service Shares	2,862,651	1,349,452
Invesco V.I. American Franchise Fund Series II	325,455	120,433
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	29,842,493	37,197,607
Invesco V.I. Comstock Fund Series II	172,297	293,434
Invesco V.I. Growth and Income Fund Series II	192,843	246,719
Lord Abbett Growth and Income Portfolio Class VC	237,896	46,630
PIMCO Emerging Markets Bond Portfolio Advisor Class	1,463	1,687
PIMCO Total Return Portfolio Advisor Class	582,083	426,439
SST SA Allocation Balanced Portfolio Class 3	489,299	211,782
SST SA Allocation Growth Portfolio Class 3	948,417	908,658
SST SA Allocation Moderate Growth Portfolio Class 3	753,644	237,858
SST SA Allocation Moderate Portfolio Class 3	869,266	687,456
SST SA American Century Inflation Protection Portfolio Class 3	1,740,829	729,868
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	715,656	228,190
SAST SA AB Growth Portfolio Class 3	1,379,333	407,765
SAST SA AB Small & Mid Cap Value Portfolio Class 3	741,830	187,705
SAST SA American Funds Asset Allocation Portfolio Class 3	8,741,494	5,984,934
SAST SA American Funds Global Growth Portfolio Class 3	351,573	203,954
SAST SA American Funds Growth Portfolio Class 3	3,814,270	510,595
SAST SA American Funds Growth-Income Portfolio Class 3	361,086	422,937
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	9,801,018	5,441,580
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	917,805	30,703
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,063,836	2,206,303
SAST SA DFA Ultra Short Bond Portfolio Class 3	957,023	861,325
SAST SA Emerging Markets Equity Index Portfolio Class 3	32,266	46,584
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	538,651	1,218,192
SAST SA Fidelity Institutional AM® International Growth Class 3	49,240	3,677
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	216,621	30,775
SAST SA Fixed Income Index Portfolio Class 3	605,830	505,806
SAST SA Fixed Income Intermediate Index Portfolio Class 3	167,413	344,056
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	423,293	241,829
SAST SA Franklin Small Company Value Portfolio Class 3	207,232	105,270
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	271	282
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	1,154,533	643,419
SAST SA Franklin Tactical Opportunities Portfolio Class 3	69,018	79,290
SAST SA Global Index Allocation 60/40 Portfolio Class 3	164,750	152,446
SAST SA Global Index Allocation 75/25 Portfolio Class 3	40,921	168,645
SAST SA Global Index Allocation 90/10 Portfolio Class 3	801,962	547,580
SAST SA Goldman Sachs Global Bond Portfolio Class 3	147,984	202,790
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	625,204	162,757
SAST SA Index Allocation 60/40 Portfolio Class 3	2,227,578	661,862
SAST SA Index Allocation 80/20 Portfolio Class 3	2,017,268	1,143,266
SAST SA Index Allocation 90/10 Portfolio Class 3	5,129,480	2,367,038
SAST SA International Index Portfolio Class 3	71,069	112,220
SAST SA Invesco Growth Opportunities Portfolio Class 3	256,051	22,113

51

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Invesco Main Street Large Cap Portfolio Class 3	$356,580	$110,487
SAST SA Janus Focused Growth Portfolio Class 3	459,455	68,097
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	715,607	393,593
SAST SA JPMorgan Emerging Markets Portfolio Class 3	91,212	56,668
SAST SA JPMorgan Equity-Income Portfolio Class 3	318,979	295,060
SAST SA JPMorgan Global Equities Portfolio Class 3	83,355	6,504
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	470,742	849,196
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,061,593	179,742
SAST SA Large Cap Growth Index Portfolio Class 3	213,616	83,029
SAST SA Large Cap Index Portfolio Class 3	627,106	108,523
SAST SA Large Cap Value Index Portfolio Class 3	136,551	129,050
SAST SA MFS Blue Chip Growth Portfolio Class 3	744,936	100,940
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	320,754	154,959
SAST SA MFS Total Return Portfolio Class 3	196,633	178,307
SAST SA Mid Cap Index Portfolio Class 3	193,626	157,706
SAST SA Morgan Stanley International Equities Portfolio Class 3	144,175	92,954
SAST SA PIMCO RAE International Value Portfolio Class 3	63,107	109,828
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,248,620	2,842,587
SAST SA PineBridge High-Yield Bond Portfolio Class 3	157,060	171,748
SAST SA Putnam International Growth and Income Portfolio Class 3	34,642	25,690
SAST SA Schroders VCP Global Allocation Portfolio Class 3	3,056,683	1,447,441
SAST SA Small Cap Index Portfolio Class 3	222,504	61,176
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	382,410	339,688
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	9,359,436	2,820,770
SAST SA VCP Dynamic Allocation Portfolio Class 3	15,445,792	7,150,432
SAST SA VCP Dynamic Strategy Portfolio Class 3	9,259,946	8,266,284
SAST SA VCP Index Allocation Portfolio Class 3	3,865,113	1,905,760
SAST SA Wellington Capital Appreciation Portfolio Class 3	4,106,444	1,118,822
SAST SA Wellington Government and Quality Bond Portfolio Class 3	366,572	1,323,766
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	385,602	200,458
T Rowe Price Retirement 2015 Advisor Class	39,733,471	40,833,954
T Rowe Price Retirement 2020 Advisor Class	37,630,632	37,880,201
T Rowe Price Retirement 2025 Advisor Class	30,369,045	20,556,059
T Rowe Price Retirement 2030 Advisor Class	21,288,861	8,406,412
T Rowe Price Retirement 2035 Advisor Class	15,428,360	3,150,725
T Rowe Price Retirement 2040 Advisor Class	14,481,716	3,182,033
T Rowe Price Retirement 2045 Advisor Class	11,292,126	1,719,880
T Rowe Price Retirement 2050 Advisor Class	11,008,455	1,541,140
T Rowe Price Retirement 2055 Advisor Class	6,822,483	596,430
T Rowe Price Retirement 2060 Advisor Class	6,336,756	1,681,500
VALIC Company I Aggressive Growth Lifestyle Fund	75,546,962	39,356,610
VALIC Company I Asset Allocation Fund	26,756,538	13,684,180
VALIC Company I Blue Chip Growth Fund	156,911,213	93,942,702
VALIC Company I Capital Appreciation Fund	12,174,660	7,702,745
VALIC Company I Conservative Growth Lifestyle Fund	42,335,892	34,177,996
VALIC Company I Core Bond Fund	662,401,017	268,022,090
VALIC Company I Dividend Value Fund	266,317,690	316,407,818
VALIC Company I Dynamic Allocation Fund	42,269,198	32,346,225
VALIC Company I Emerging Economies Fund	197,164,865	83,685,189
VALIC Company I Global Real Estate Fund	84,355,393	105,114,027
VALIC Company I Global Strategy Fund	9,189,009	32,847,019
VALIC Company I Government Money Market I Fund	35,595,957	491,626,940
VALIC Company I Government Securities Fund	36,442,276	23,758,107
VALIC Company I Growth Fund	381,813,910	297,628,434
VALIC Company I High Yield Bond Fund	74,102,875	106,522,003
VALIC Company I Inflation Protected Fund	274,030,819	194,541,030

52

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
VALIC Company I International Equities Index Fund	$214,836,913	$246,901,617
VALIC Company I International Government Bond Fund	15,972,412	30,304,403
VALIC Company I International Growth Fund	104,506,270	64,316,081
VALIC Company I International Opportunities Fund	141,469,484	36,575,407
VALIC Company I International Socially Responsible Fund	99,255,024	57,951,987
VALIC Company I International Value Fund	46,952,431	87,111,100
VALIC Company I Large Capital Growth Fund	143,026,200	37,419,377
VALIC Company I Mid Cap Index Fund	363,223,443	486,592,250
VALIC Company I Mid Cap Strategic Growth Fund	194,754,615	149,362,940
VALIC Company I Mid Cap Value Fund	178,930,088	167,435,077
VALIC Company I Moderate Growth Lifestyle Fund	113,069,424	75,672,641
VALIC Company I Nasdaq-100 Index Fund	92,938,910	65,947,387
VALIC Company I Science & Technology Fund	605,794,231	234,357,181
VALIC Company I Small Cap Growth Fund	59,425,696	69,665,524
VALIC Company I Small Cap Index Fund	141,157,261	221,572,112
VALIC Company I Small Cap Special Values Fund	18,859,718	21,633,696
VALIC Company I Small Cap Value Fund	202,380,324	103,399,316
VALIC Company I Stock Index Fund	735,273,015	889,998,866
VALIC Company I Systematic Core Fund	12,624,022	64,062,077
VALIC Company I Systematic Value Fund	23,494,324	33,417,231
VALIC Company I U.S. Socially Responsible Fund	111,499,494	58,667,569
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	15,120,761	18,301,188
Vanguard LifeStrategy Growth Fund Investor Shares	24,081,499	17,474,228
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	24,771,284	23,960,664
Vanguard Long-Term Investment-Grade Fund Investor Shares	39,953,021	90,205,920
Vanguard Long-Term Treasury Fund Investor Shares	9,975,466	23,920,781
Vanguard Wellington Fund Investor Shares	168,697,770	196,254,389
Vanguard Windsor II Fund Investor Shares	186,203,477	149,210,141

53

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2022, follows:

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	44,595,080	1.36	1.47	63,750,940	0.00	0.40	1.85	-26.80	-25.74
Ariel Appreciation Fund Investor Class	69,609,440	2.16	2.73	315,154,149	0.60	0.40	1.85	-14.03	-12.78
Ariel Fund Investor Class	72,406,256	2.21	2.56	336,389,844	-2.49	0.40	1.85	-20.30	-19.14
FTVIP Franklin Allocation VIP Fund Class 2	34,963	14.94	15.84	526,392	1.55	1.15	1.55	-17.29	-16.96
FTVIP Franklin Income VIP Fund Class 2	291,704	16.83	18.14	5,186,859	4.82	1.15	1.65	-7.02	-6.55
Goldman Sachs VIT Government Money Market Fund Institutional Shares	279,912,387	0.84	1.02	546,827,950	1.47	0.40	1.85	-0.28	1.17
Goldman Sachs VIT Government Money Market Fund Service Shares	437,814	9.53	9.79	4,255,217	1.64	1.15	1.55	-0.18	0.22
Invesco V.I. American Franchise Fund Series II	28,476	30.50	32.55	913,565	0.00	1.15	1.55	-32.35	-32.08
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	176,778,301	0.74	0.87	145,028,889	8.66	0.40	1.85	5.99	7.53
Invesco V.I. Comstock Fund Series II	53,667	24.12	27.20	1,395,283	1.32	1.15	1.90	-1.05	-0.30
Invesco V.I. Growth and Income Fund Series II	58,098	22.27	25.13	1,394,440	1.22	1.15	1.90	-7.77	-7.07
Lord Abbett Growth and Income Portfolio Class VC	28,928	20.33	21.76	614,283	1.51	1.15	1.55	-10.83	-10.47
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,693		8.65	23,303	4.46		1.15		-16.76
PIMCO Total Return Portfolio Advisor Class	445,772	8.72	8.86	3,941,121	2.40	1.15	1.55	-15.70	-15.36
SST SA Allocation Balanced Portfolio Class 3	197,912	16.09	17.19	3,312,060	2.63	1.15	1.55	-16.80	-16.46
SST SA Allocation Growth Portfolio Class 3	314,881	20.04	21.44	6,641,095	2.18	1.15	1.55	-18.77	-18.45
SST SA Allocation Moderate Growth Portfolio Class 3	281,733	17.75	19.33	5,257,812	2.72	1.15	1.65	-18.10	-17.69
SST SA Allocation Moderate Portfolio Class 3	348,317	17.43	18.64	6,259,487	2.66	1.15	1.55	-17.56	-17.23
SST SA American Century Inflation Protection Portfolio Class 3	493,192	10.40	11.65	5,640,396	2.47	1.15	1.90	-12.81	-12.16
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	193,053	13.63	13.97	2,692,133	1.05	1.15	1.55	-18.66	-18.33
SAST SA AB Growth Portfolio Class 3	92,768	37.06	42.00	3,817,026	0.00	1.15	1.90	-30.12	-29.60
SAST SA AB Small & Mid Cap Value Portfolio Class 3	63,161	24.72	27.88	1,711,064	0.82	1.15	1.90	-17.55	-16.93
SAST SA American Funds Asset Allocation Portfolio Class 3	2,996,411	20.59	22.32	65,660,375	1.77	1.15	1.65	-14.99	-14.57
SAST SA American Funds Global Growth Portfolio Class 3	111,819	25.21	28.46	3,052,271	0.00	1.15	1.90	-26.38	-25.82
SAST SA American Funds Growth Portfolio Class 3	319,952	31.57	35.59	10,964,978	0.50	1.15	1.90	-31.40	-30.89
SAST SA American Funds Growth-Income Portfolio Class 3	225,641	25.74	27.91	6,077,823	0.83	1.15	1.65	-18.10	-17.69
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,863,221	14.84	15.62	75,169,536	0.94	1.15	1.65	-18.54	-18.13
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	115,798	9.82	9.91	1,146,587	2.29	1.15	1.55	-17.28	-16.95
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,846,091	10.72	11.09	31,348,161	0.00	1.15	1.65	-19.06	-18.65
SAST SA DFA Ultra Short Bond Portfolio Class 3	235,967	8.09	8.64	2,009,407	0.00	1.15	1.55	-3.37	-2.98
SAST SA Emerging Markets Equity Index Portfolio Class 3	17,207	8.47	8.63	147,837	1.51	1.15	1.55	-21.77	-21.45
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	360,858	15.71	17.74	6,240,112	3.19	1.15	1.90	-16.11	-15.48
SAST SA Fidelity Institutional AM® International Growth Class 3	6,043	10.59	10.75	64,852	0.00	1.15	1.55	-27.85	-27.56
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	30,809	13.93	14.88	447,717	0.72	1.15	1.55	-28.29	-28.00
SAST SA Fixed Income Index Portfolio Class 3	446,510	9.21	9.40	4,182,297	1.66	1.15	1.55	-14.42	-14.07
SAST SA Fixed Income Intermediate Index Portfolio Class 3	170,069	9.39	9.58	1,626,627	1.07	1.15	1.55	-8.87	-8.51
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	48,315	23.67	26.69	1,241,156	1.53	1.15	1.90	-3.45	-2.72
SAST SA Franklin Small Company Value Portfolio Class 3	31,203	21.65	24.41	738,387	0.40	1.15	1.90	-12.36	-11.70
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	158		12.46	1,967	1.45		1.15		-14.39
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	111,738	33.66	37.87	4,109,577	1.55	1.15	1.90	-9.63	-8.95
SAST SA Franklin Tactical Opportunities Portfolio Class 3	60,336	11.32	11.56	694,233	0.97	1.15	1.55	-15.23	-14.89
SAST SA Global Index Allocation 60/40 Portfolio Class 3	210,941	10.81	11.01	2,317,152	0.04	1.15	1.55	-15.66	-15.32
SAST SA Global Index Allocation 75/25 Portfolio Class 3	202,599	11.02	11.23	2,260,826	0.10	1.15	1.55	-16.80	-16.47
SAST SA Global Index Allocation 90/10 Portfolio Class 3	748,662	11.19	11.40	8,513,011	1.21	1.15	1.55	-17.60	-17.27
SAST SA Goldman Sachs Global Bond Portfolio Class 3	225,931	9.37	10.56	2,328,093	0.00	1.15	1.90	-20.70	-20.10
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	249,098	11.04	11.27	2,791,116	0.00	1.15	1.55	-17.63	-17.30
SAST SA Index Allocation 60/40 Portfolio Class 3	705,429	12.60	12.90	9,068,565	1.32	1.15	1.55	-16.24	-15.91
SAST SA Index Allocation 80/20 Portfolio Class 3	924,633	13.63	13.96	12,831,395	1.35	1.15	1.55	-17.47	-17.14
SAST SA Index Allocation 90/10 Portfolio Class 3	3,162,411	14.08	14.42	45,395,166	1.33	1.15	1.55	-18.11	-17.79
SAST SA International Index Portfolio Class 3	40,078	10.02	10.23	407,398	2.25	1.15	1.55	-16.06	-15.73
SAST SA Invesco Growth Opportunities Portfolio Class 3	14,070	26.24	28.00	379,583	0.00	1.15	1.55	-36.60	-36.35
SAST SA Invesco Main Street Large Cap Portfolio Class 3	44,338	23.67	26.76	1,139,385	0.67	1.15	1.90	-21.89	-21.30
SAST SA Janus Focused Growth Portfolio Class 3	32,083	27.06	30.62	958,664	0.00	1.15	1.90	-34.95	-34.46
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	152,277	19.32	20.56	3,086,724	0.87	1.15	1.55	-17.42	-17.09
SAST SA JPMorgan Emerging Markets Portfolio Class 3	49,771	9.94	11.25	535,149	2.53	1.15	1.90	-27.06	-26.51
SAST SA JPMorgan Equity-Income Portfolio Class 3	56,420	26.37	29.85	1,608,358	1.62	1.15	1.90	-3.91	-3.19
SAST SA JPMorgan Global Equities Portfolio Class 3	7,481	16.93	18.18	133,403	1.68	1.15	1.55	-17.31	-16.98
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	468,204	12.24	13.87	6,312,075	0.70	1.15	1.90	-15.09	-14.45
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	60,097	35.33	38.29	2,240,274	0.00	1.15	1.65	-28.44	-28.08
SAST SA Large Cap Growth Index Portfolio Class 3	57,090	14.28	14.55	827,172	0.22	1.15	1.55	-30.88	-30.60
SAST SA Large Cap Index Portfolio Class 3	120,688	14.78	15.10	1,807,833	1.15	1.15	1.55	-19.79	-19.47
SAST SA Large Cap Value Index Portfolio Class 3	34,355	13.52	13.78	472,046	1.66	1.15	1.55	-7.24	-6.87

54

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA MFS Blue Chip Growth Portfolio Class 3	55,808	26.64	30.28	1,627,378	0.00	1.15	1.90	-31.36	-30.84
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	44,193	27.91	31.58	1,333,097	0.81	1.15	1.90	-18.09	-17.47
SAST SA MFS Total Return Portfolio Class 3	66,298	19.37	20.67	1,339,274	1.24	1.15	1.55	-11.28	-10.93
SAST SA Mid Cap Index Portfolio Class 3	93,157	12.87	13.14	1,216,626	0.67	1.15	1.55	-14.97	-14.63
SAST SA Morgan Stanley International Equities Portfolio Class 3	69,609	10.74	12.16	809,471	2.41	1.15	1.90	-15.79	-15.16
SAST SA PIMCO RAE International Value Portfolio Class 3	58,132	9.45	10.65	591,759	3.66	1.15	1.90	-10.13	-9.45
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,195,714	12.59	13.21	28,674,686	0.00	1.15	1.65	-19.02	-18.61
SAST SA PineBridge High-Yield Bond Portfolio Class 3	89,329	15.57	17.71	1,525,318	5.25	1.15	1.90	-11.52	-10.86
SAST SA Putnam International Growth and Income Portfolio Class 3	13,079	10.48	11.19	141,364	1.55	1.15	1.55	-8.40	-8.04
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,431,142	11.08	11.39	16,180,045	0.66	1.15	1.55	-19.84	-19.52
SAST SA Small Cap Index Portfolio Class 3	85,153	11.03	11.27	952,490	0.49	1.15	1.55	-22.21	-21.89
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	241,641	12.36	12.62	3,040,225	0.32	1.15	1.55	-19.56	-19.24
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	3,063,805	12.79	13.24	40,282,408	0.78	1.15	1.65	-20.30	-19.90
SAST SA VCP Dynamic Allocation Portfolio Class 3	5,286,401	14.47	15.71	81,952,858	2.35	1.15	1.90	-18.71	-18.10
SAST SA VCP Dynamic Strategy Portfolio Class 3	5,646,491	14.25	15.43	85,981,021	2.14	1.15	1.90	-16.13	-15.50
SAST SA VCP Index Allocation Portfolio Class 3	2,378,599	11.16	11.40	26,990,262	0.00	1.15	1.55	-18.20	-17.88
SAST SA Wellington Capital Appreciation Portfolio Class 3	194,412	37.58	42.67	8,071,128	0.00	1.15	1.90	-37.67	-37.20
SAST SA Wellington Government and Quality Bond Portfolio Class 3	383,586	10.27	11.58	4,331,151	0.86	1.15	1.90	-15.29	-14.66
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	157,140	12.03	12.34	1,930,203	0.63	1.15	1.55	-18.49	-18.16
T Rowe Price Retirement 2015 Advisor Class	9,880,562	1.30	1.36	12,879,849	2.51	0.40	1.00	-15.32	-14.81
T Rowe Price Retirement 2020 Advisor Class	23,704,077	1.35	1.42	32,091,748	1.88	0.40	1.00	-15.73	-15.23
T Rowe Price Retirement 2025 Advisor Class	43,902,850	1.40	1.47	61,875,840	1.76	0.40	1.00	-16.76	-16.26
T Rowe Price Retirement 2030 Advisor Class	47,962,404	1.45	1.52	69,786,908	1.40	0.40	1.00	-18.04	-17.55
T Rowe Price Retirement 2035 Advisor Class	39,967,952	1.49	1.56	59,761,103	1.10	0.40	1.00	-19.06	-18.58
T Rowe Price Retirement 2040 Advisor Class	38,137,833	1.52	1.60	58,346,686	1.07	0.40	1.00	-19.88	-19.40
T Rowe Price Retirement 2045 Advisor Class	29,516,713	1.55	1.62	45,919,283	0.87	0.40	1.00	-20.13	-19.65
T Rowe Price Retirement 2050 Advisor Class	26,226,445	1.55	1.63	40,807,595	0.82	0.40	1.00	-20.18	-19.70
T Rowe Price Retirement 2055 Advisor Class	14,177,601	1.55	1.62	22,006,639	0.84	0.40	1.00	-20.25	-19.77
T Rowe Price Retirement 2060 Advisor Class	11,470,159	1.55	1.62	17,822,411	0.98	0.40	1.00	-20.23	-19.75
VALIC Company I Aggressive Growth Lifestyle Fund	149,625,697	1.87	2.12	609,566,755	2.98	0.25	1.70	-17.65	-16.45
VALIC Company I Asset Allocation Fund	13,525,426	1.55	1.95	127,817,201	2.06	0.40	1.85	-17.95	-16.75
VALIC Company I Blue Chip Growth Fund	187,615,452	1.79	2.86	569,646,700	0.00	0.00	1.85	-39.93	-38.81
VALIC Company I Capital Appreciation Fund	14,852,863	2.85	2.91	47,692,645	0.00	0.40	1.85	-27.21	-26.14
VALIC Company I Conservative Growth Lifestyle Fund	92,150,825	1.41	1.82	298,032,915	3.90	0.25	1.70	-15.61	-14.38
VALIC Company I Core Bond Fund	1,129,034,777	1.05	1.07	2,287,608,726	1.10	0.00	1.85	-15.82	-14.25
VALIC Company I Dividend Value Fund	260,303,846	2.38	2.47	1,204,172,647	1.67	0.40	1.85	-7.35	-6.00
VALIC Company I Dynamic Allocation Fund	94,248,408	1.40	1.62	143,231,515	3.30	0.40	1.85	-17.75	-16.55
VALIC Company I Emerging Economies Fund	590,221,469	0.73	0.87	559,624,273	3.34	0.40	1.85	-26.72	-25.65
VALIC Company I Global Real Estate Fund	251,482,478	1.31	1.56	366,517,581	1.68	0.40	1.85	-27.27	-26.21
VALIC Company I Global Strategy Fund	108,523,464	1.22	1.51	207,437,829	0.00	0.40	1.85	-18.30	-17.11
VALIC Company I Government Money Market I Fund	—	0.84	1.01	—	-3.97	0.40	1.85	-0.59	-0.13
VALIC Company I Government Securities Fund	40,782,891	0.95	1.26	134,848,289	0.00	0.40	1.85	-12.79	-11.52
VALIC Company I Growth Fund	255,508,761	2.63	2.96	792,147,026	0.00	0.40	1.85	-37.22	-36.31
VALIC Company I High Yield Bond Fund	136,754,503	1.37	1.79	422,690,134	1.87	0.40	1.85	-12.29	-11.01
VALIC Company I Inflation Protected Fund	521,922,252	1.05	1.15	736,758,029	2.36	0.00	1.85	-11.81	-10.17
VALIC Company I International Equities Index Fund	568,049,518	1.06	1.22	1,298,738,641	2.89	0.40	1.85	-16.08	-14.86
VALIC Company I International Government Bond Fund	27,523,001	0.86	1.22	77,637,413	2.13	0.40	1.85	-17.75	-16.55
VALIC Company I International Growth Fund	96,182,243	1.50	1.54	372,207,435	0.00	0.40	1.85	-35.25	-34.30
VALIC Company I International Opportunities Fund	150,296,497	1.27	1.36	428,133,141	0.25	0.40	1.85	-25.83	-24.75
VALIC Company I International Socially Responsible Fund	42,829,528	1.83	1.88	327,930,161	3.15	0.40	1.85	-18.07	-16.88
VALIC Company I International Value Fund	368,121,308	1.03	1.07	501,145,540	1.82	0.00	1.85	-12.57	-10.94
VALIC Company I Large Capital Growth Fund	154,442,006	2.97	3.15	584,586,786	0.19	0.40	1.85	-20.63	-19.48
VALIC Company I Mid Cap Index Fund	99,791,888	2.49	3.05	2,787,151,823	1.31	0.40	1.85	-14.94	-13.70
VALIC Company I Mid Cap Strategic Growth Fund	159,414,235	2.48	2.70	626,830,103	0.00	0.40	1.85	-24.81	-23.71
VALIC Company I Mid Cap Value Fund	89,790,857	2.26	2.54	759,209,995	0.28	0.40	1.85	-10.16	-8.85
VALIC Company I Moderate Growth Lifestyle Fund	240,511,564	1.72	2.11	959,359,348	3.37	0.25	1.70	-16.20	-14.98
VALIC Company I Nasdaq-100 Index Fund	200,589,280	4.22	4.94	576,653,171	0.24	0.40	1.85	-34.04	-33.08
VALIC Company I Science & Technology Fund	165,509,642	3.32	3.94	1,679,448,725	0.00	0.40	1.85	-40.11	-39.24
VALIC Company I Small Cap Growth Fund	84,889,536	2.65	3.01	430,644,884	0.00	0.40	1.85	-33.68	-32.71
VALIC Company I Small Cap Index Fund	98,999,200	2.06	2.39	827,256,356	0.70	0.40	1.85	-22.12	-20.98
VALIC Company I Small Cap Special Values Fund	75,728,127	2.26	2.51	198,075,150	0.58	0.40	1.85	-15.30	-14.06
VALIC Company I Small Cap Value Fund	90,672,684	1.93	2.30	479,777,722	-0.83	0.40	1.85	-15.45	-14.22
VALIC Company I Stock Index Fund	273,817,809	2.98	150.16	4,316,881,131	1.24	0.33	1.85	-19.82	-18.60
VALIC Company I Systematic Core Fund	72,922,485	2.67	2.75	492,974,543	0.22	0.40	1.85	-20.21	-19.05
VALIC Company I Systematic Value Fund	107,509,491	2.35	2.48	297,458,308	0.31	0.40	1.85	-8.37	-7.03
VALIC Company I U.S. Socially Responsible Fund	130,019,327	1.99	3.09	623,095,731	0.69	0.00	1.85	-18.64	-17.12
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	44,672,988	1.33	1.61	105,877,372	1.86	0.65	2.10	-16.76	-15.54

55

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard LifeStrategy Growth Fund Investor Shares	95,845,637	1.81	1.90	300,388,321	1.87	0.65	2.10	-18.81	-17.63
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	100,287,508	1.57	1.78	281,292,796	1.86	0.65	2.10	-17.74	-16.54
Vanguard Long-Term Investment-Grade Fund Investor Shares	45,056,273	1.30	1.91	154,456,589	3.62	0.40	1.85	-26.98	-25.92
Vanguard Long-Term Treasury Fund Investor Shares	44,419,146	1.12	1.61	132,129,498	1.90	0.40	1.85	-30.87	-29.86
Vanguard Wellington Fund Investor Shares	315,830,628	1.65	2.03	1,794,470,262	1.90	0.00	2.10	-16.10	-14.32
Vanguard Windsor II Fund Investor Shares	284,703,214	2.53	2.62	1,819,838,838	1.40	0.65	2.10	-15.02	-13.78

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	46,309,014	1.86	1.97	89,568,193	0.00	0.40	1.85	19.25	20.99
AST SA PGI Asset Allocation Portfolio Class 3	—	25.23	25.98	—	2.64	1.15	1.30	13.83	13.97
Ariel Appreciation Fund Investor Class	69,174,578	2.51	3.13	360,052,093	0.52	0.40	1.85	23.56	25.36
Ariel Fund Investor Class	79,923,597	2.77	3.17	461,659,439	0.05	0.40	1.85	27.97	29.84
FTVIP Franklin Allocation VIP Fund Class 2	35,049	18.06	19.08	637,646	1.75	1.15	1.55	9.97	10.41
FTVIP Franklin Income VIP Fund Class 2	306,193	18.11	19.41	5,969,498	4.72	1.15	1.65	14.84	15.42
Goldman Sachs VIT Government Money Market Fund Service Shares	283,048	9.55	9.76	2,742,018	0.01	1.15	1.55	-1.53	-1.14
Invesco V.I. American Franchise Fund Series II	30,606	45.08	47.93	1,444,129	0.00	1.15	1.55	9.93	10.37
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	199,121,819	0.70	0.81	152,770,955	13.71	0.40	1.85	17.11	18.82
Invesco V.I. Comstock Fund Series II	60,146	24.38	27.28	1,570,882	1.66	1.15	1.90	30.54	31.52
Invesco V.I. Growth and Income Fund Series II	65,888	24.14	27.05	1,707,550	1.41	1.15	1.90	25.78	26.72
Lord Abbett Growth and Income Portfolio Class VC	21,057	22.80	24.31	517,655	1.14	1.15	1.55	27.04	27.55
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,823		10.40	29,354	4.25		1.15		-3.77
PIMCO Total Return Portfolio Advisor Class	434,167	10.34	10.46	4,537,303	1.82	1.15	1.55	-2.88	-2.49
SST SA Allocation Balanced Portfolio Class 3	195,973	19.34	20.58	3,931,710	0.96	1.15	1.55	5.66	6.08
SST SA Allocation Growth Portfolio Class 3	336,254	24.67	26.30	8,702,014	2.09	1.15	1.55	13.91	14.37
SST SA Allocation Moderate Growth Portfolio Class 3	278,238	21.67	23.48	6,312,410	1.80	1.15	1.65	10.62	11.18
SST SA Allocation Moderate Portfolio Class 3	366,743	21.14	22.53	7,976,509	2.05	1.15	1.55	8.73	9.16
SST SA American Century Inflation Protection Portfolio Class 3	420,960	11.93	13.26	5,483,588	2.17	1.15	1.90	2.28	3.05
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	191,531	16.75	17.11	3,271,037	2.33	1.15	1.55	16.38	16.85
SAST SA AB Growth Portfolio Class 3	84,856	53.04	59.66	4,958,203	0.00	1.15	1.90	26.05	27.00
SAST SA AB Small & Mid Cap Value Portfolio Class 3	59,438	29.98	33.56	1,937,471	0.49	1.15	1.90	33.51	34.51
SAST SA American Funds Asset Allocation Portfolio Class 3	2,999,964	24.22	26.13	77,043,681	1.08	1.15	1.65	12.92	13.49
SAST SA American Funds Global Growth Portfolio Class 3	106,518	34.24	38.36	3,927,168	0.07	1.15	1.90	13.93	14.78
SAST SA American Funds Growth Portfolio Class 3	272,834	46.03	51.49	13,577,185	0.03	1.15	1.90	19.40	20.30
SAST SA American Funds Growth-Income Portfolio Class 3	233,772	31.44	33.91	7,667,148	1.01	1.15	1.65	21.66	22.27
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,760,300	18.22	19.08	89,930,602	1.24	1.15	1.65	12.85	13.42
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	34,175	11.91	11.93	407,396	2.22	1.15	1.30	11.86	12.03
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,820,955	13.24	13.64	38,221,721	0.86	1.15	1.65	5.85	6.38
SAST SA Columbia Technology Portfolio Class 3	—	67.36	71.50	—	0.00	1.15	1.55	29.06	29.50
SAST SA DFA Ultra Short Bond Portfolio Class 3	223,263	8.38	8.91	1,952,266	0.00	1.15	1.55	-2.31	-1.91
SAST SA Emerging Markets Equity Index Portfolio Class 3	18,999	10.83	10.99	207,858	1.14	1.15	1.55	-5.06	-4.68
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	408,850	18.73	20.99	8,372,192	3.05	1.15	1.90	-1.55	-0.81
SAST SA Fidelity Institutional AM® International Growth Class 3	2,176	14.68	14.84	32,176	0.00	1.15	1.55	10.22	10.66
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	21,666	19.43	20.67	435,152	1.38	1.15	1.55	36.77	37.32
SAST SA Fixed Income Index Portfolio Class 3	439,392	10.76	10.94	4,791,746	2.03	1.15	1.55	-3.72	-3.34
SAST SA Fixed Income Intermediate Index Portfolio Class 3	187,832	10.30	10.48	1,964,110	0.86	1.15	1.55	-3.29	-2.91
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	49,904	24.52	27.44	1,315,128	1.70	1.15	1.90	27.09	28.05
SAST SA Franklin Small Company Value Portfolio Class 3	33,705	24.71	27.64	905,000	0.97	1.15	1.90	22.65	23.57
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	177		14.56	2,584	0.00		1.15		23.98
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	125,457	37.25	41.60	5,077,960	2.29	1.15	1.90	21.43	22.34
SAST SA Franklin Tactical Opportunities Portfolio Class 3	63,732	13.35	13.58	862,442	1.02	1.15	1.55	13.06	13.52
SAST SA Global Index Allocation 60/40 Portfolio Class 3	210,223	12.81	13.00	2,728,277	1.36	1.15	1.55	7.93	8.36
SAST SA Global Index Allocation 75/25 Portfolio Class 3	213,549	13.24	13.44	2,856,378	1.35	1.15	1.55	10.69	11.14
SAST SA Global Index Allocation 90/10 Portfolio Class 3	740,792	13.58	13.78	10,190,225	0.94	1.15	1.55	13.70	14.15
SAST SA Goldman Sachs Global Bond Portfolio Class 3	228,154	11.82	13.22	2,944,792	2.40	1.15	1.90	-9.27	-8.58
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	221,541	13.40	13.63	3,004,079	0.24	1.15	1.55	12.90	13.35
SAST SA Index Allocation 60/40 Portfolio Class 3	615,064	15.04	15.34	9,404,305	0.08	1.15	1.55	11.31	11.76
SAST SA Index Allocation 80/20 Portfolio Class 3	902,286	16.52	16.84	15,114,442	1.09	1.15	1.55	16.41	16.88
SAST SA Index Allocation 90/10 Portfolio Class 3	3,073,273	17.20	17.54	53,694,248	1.07	1.15	1.55	18.76	19.24
SAST SA International Index Portfolio Class 3	45,012	11.94	12.14	542,739	1.31	1.15	1.55	8.77	9.20
SAST SA Invesco Growth Opportunities Portfolio Class 3	9,453	41.38	43.98	399,489	0.00	1.15	1.55	5.46	5.88
SAST SA Invesco Main Street Large Cap Portfolio Class 3	45,396	30.30	34.00	1,485,539	0.45	1.15	1.90	25.08	26.02
SAST SA Invesco VCP Equity-Income Portfolio Class 3	—	13.89	14.34	—	1.25	1.15	1.55	5.98	6.12
SAST SA Janus Focused Growth Portfolio Class 3	26,874	41.59	46.71	1,222,630	0.00	1.15	1.90	20.67	21.58
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	156,977	23.39	24.80	3,841,748	0.56	1.15	1.55	9.83	10.27

56

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Emerging Markets Portfolio Class 3	47,546	13.63	15.31	696,867	1.66	1.15	1.90	-1.01	-0.26
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,541	27.44	30.84	1,844,423	1.71	1.15	1.90	23.13	24.05
SAST SA JPMorgan Global Equities Portfolio Class 3	4,437	20.47	21.90	95,555	1.61	1.15	1.55	21.10	21.58
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	498,918	14.42	16.21	7,869,118	2.36	1.15	1.90	-3.01	-2.28
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	52,963	49.37	53.24	2,745,820	0.00	1.15	1.65	8.73	9.28
SAST SA Large Cap Growth Index Portfolio Class 3	56,007	20.66	20.97	1,170,375	0.56	1.15	1.55	29.26	29.78
SAST SA Large Cap Index Portfolio Class 3	93,340	18.43	18.75	1,740,771	1.29	1.15	1.55	26.09	26.60
SAST SA Large Cap Value Index Portfolio Class 3	36,705	14.58	14.79	541,765	2.58	1.15	1.55	22.16	22.65
SAST SA MFS Blue Chip Growth Portfolio Class 3	45,928	38.80	43.78	1,932,038	0.02	1.15	1.90	26.28	27.23
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	48,077	34.07	38.27	1,763,972	0.45	1.15	1.90	24.21	25.14
SAST SA MFS Total Return Portfolio Class 3	71,807	21.84	23.21	1,629,367	1.35	1.15	1.55	11.99	12.44
SAST SA Mid Cap Index Portfolio Class 3	96,561	15.14	15.40	1,478,836	0.70	1.15	1.55	21.90	22.39
SAST SA Morgan Stanley International Equities Portfolio Class 3	73,717	12.76	14.33	1,013,140	1.01	1.15	1.90	2.10	2.87
SAST SA PIMCO RAE International Value Portfolio Class 3	66,974	10.51	11.76	756,691	2.08	1.15	1.90	6.33	7.13
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,217,589	15.54	16.23	35,606,116	0.00	1.15	1.65	6.30	6.83
SAST SA PineBridge High-Yield Bond Portfolio Class 3	94,102	17.60	19.87	1,806,740	4.85	1.15	1.90	3.64	4.42
SAST SA Putnam International Growth and Income Portfolio Class 3	12,914	11.44	12.17	151,643	1.75	1.15	1.55	12.92	13.37
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,488,407	13.82	14.15	20,925,775	0.37	1.15	1.55	10.67	11.11
SAST SA Small Cap Index Portfolio Class 3	78,970	14.18	14.42	1,132,061	0.39	1.15	1.55	12.09	12.53
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	253,720	15.37	15.63	3,953,968	0.00	1.15	1.55	14.22	14.67
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,971,091	16.05	16.53	48,805,719	0.90	1.15	1.65	10.46	11.01
SAST SA VCP Dynamic Allocation Portfolio Class 3	5,286,841	17.80	19.18	100,164,225	1.61	1.15	1.90	7.25	8.06
SAST SA VCP Dynamic Strategy Portfolio Class 3	5,976,287	17.00	18.26	107,815,607	1.57	1.15	1.90	8.01	8.83
SAST SA VCP Index Allocation Portfolio Class 3	2,190,957	13.64	13.88	30,293,401	0.99	1.15	1.55	12.24	12.69
SAST SA Wellington Capital Appreciation Portfolio Class 3	187,957	60.29	67.95	12,437,334	0.00	1.15	1.90	3.39	4.17
SAST SA Wellington Government and Quality Bond Portfolio Class 3	467,998	12.12	13.57	6,199,604	1.42	1.15	1.90	-3.95	-3.22
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	158,222	14.76	15.08	2,374,025	0.17	1.15	1.55	5.82	6.24
SAST SA WellsCap Aggressive Growth Portfolio Class 3	—	35.11	37.62	—	0.00	1.15	1.55	5.46	5.82
T Rowe Price Retirement 2015 Advisor Class	12,060,924	1.53	1.60	18,542,399	1.46	0.40	1.00	8.23	8.88
T Rowe Price Retirement 2020 Advisor Class	26,247,783	1.60	1.67	42,169,649	1.23	0.40	1.00	9.10	9.76
T Rowe Price Retirement 2025 Advisor Class	41,330,127	1.69	1.76	69,942,039	1.11	0.40	1.00	10.51	11.17
T Rowe Price Retirement 2030 Advisor Class	44,105,136	1.77	1.85	78,284,548	0.85	0.40	1.00	12.14	12.81
T Rowe Price Retirement 2035 Advisor Class	35,071,007	1.84	1.92	64,765,384	0.68	0.40	1.00	13.66	14.34
T Rowe Price Retirement 2040 Advisor Class	33,761,404	1.90	1.98	64,425,956	0.52	0.40	1.00	14.91	15.60
T Rowe Price Retirement 2045 Advisor Class	25,453,228	1.94	2.02	49,538,744	0.46	0.40	1.00	15.78	16.47
T Rowe Price Retirement 2050 Advisor Class	21,973,246	1.94	2.02	42,811,517	0.48	0.40	1.00	15.90	16.60
T Rowe Price Retirement 2055 Advisor Class	11,134,586	1.94	2.02	21,658,170	0.48	0.40	1.00	15.87	16.57
T Rowe Price Retirement 2060 Advisor Class	9,141,101	1.94	2.02	17,789,930	0.52	0.40	1.00	15.90	16.60
VALIC Company I Aggressive Growth Lifestyle Fund	153,013,592	2.28	2.54	750,179,361	0.00	0.25	1.70	14.11	15.78
VALIC Company I Asset Allocation Fund	14,213,786	1.89	2.34	161,838,950	1.04	0.40	1.85	14.60	16.27
VALIC Company I Blue Chip Growth Fund	202,244,583	2.93	4.76	1,016,876,328	0.00	0.00	1.85	14.25	16.38
VALIC Company I Capital Appreciation Fund	14,376,972	3.86	4.00	62,774,813	0.00	0.40	1.85	23.79	25.59
VALIC Company I Capital Conservation Fund	—	1.17	1.57	—	3.88	0.40	1.85	-3.05	-2.50
VALIC Company I Conservative Growth Lifestyle Fund	97,190,602	1.67	2.13	368,984,023	0.00	0.25	1.70	5.93	7.48
VALIC Company I Core Bond Fund	961,180,702	1.24	1.25	2,270,906,019	0.00	0.00	1.85	-2.48	-0.76
VALIC Company I Core Equity Fund	—	2.96	3.10	—	1.33	0.40	1.85	13.76	14.23
VALIC Company I Dividend Value Fund	274,040,084	2.54	2.66	1,343,580,899	1.95	0.40	1.85	19.69	21.43
VALIC Company I Dynamic Allocation Fund	100,948,351	1.71	1.94	185,073,384	1.79	0.40	1.85	8.17	9.75
VALIC Company I Emerging Economies Fund	565,348,703	0.98	1.18	724,612,529	1.87	0.40	1.85	-0.66	0.79
VALIC Company I Global Real Estate Fund	272,718,691	1.81	2.12	541,145,662	3.12	0.40	1.85	20.37	22.13
VALIC Company I Global Strategy Fund	119,209,843	1.49	1.82	276,482,787	4.21	0.40	1.85	6.59	8.15
VALIC Company I Government Money Market I Fund	236,631,052	0.85	1.01	455,999,307	0.01	0.40	1.85	-1.82	-0.39
VALIC Company I Government Securities Fund	36,764,060	1.09	1.43	140,452,230	1.96	0.40	1.85	-4.11	-2.71
VALIC Company I Growth Fund	308,081,853	4.19	4.64	1,512,561,726	0.12	0.40	1.85	18.74	20.47
VALIC Company I Health Sciences Fund	—	5.19	6.32	—	0.00	0.40	1.85	-0.55	-0.13
VALIC Company I High Yield Bond Fund	150,554,801	1.56	2.01	523,638,602	0.00	0.40	1.85	2.47	3.97
VALIC Company I Inflation Protected Fund	502,904,885	1.19	1.28	794,670,499	1.29	0.00	1.85	3.16	5.09
VALIC Company I International Equities Index Fund	595,926,657	1.25	1.45	1,605,944,547	1.28	0.40	1.85	8.99	10.58
VALIC Company I International Government Bond Fund	33,480,727	1.05	1.46	113,392,982	2.34	0.40	1.85	-7.59	-6.24
VALIC Company I International Growth Fund	101,043,997	2.29	2.38	596,229,933	0.00	0.40	1.85	12.11	13.75
VALIC Company I International Opportunities Fund	136,801,359	1.69	1.83	522,623,530	0.00	0.40	1.85	4.72	6.25
VALIC Company I International Socially Responsible Fund	40,023,219	2.20	2.30	369,270,878	1.70	0.40	1.85	10.39	12.00
VALIC Company I International Value Fund	400,871,584	1.16	1.23	618,767,572	1.65	0.00	1.85	5.08	7.04
VALIC Company I Large Cap Core Fund	—	3.38	4.00	—	1.17	0.40	1.85	12.11	12.58
VALIC Company I Large Capital Growth Fund	145,700,934	3.75	3.92	688,127,725	0.34	0.40	1.85	23.75	25.55
VALIC Company I Mid Cap Index Fund	113,252,917	2.93	3.54	3,724,103,472	1.06	0.40	1.85	22.05	23.83
VALIC Company I Mid Cap Strategic Growth Fund	167,424,667	3.30	3.53	871,218,075	0.05	0.40	1.85	14.72	16.39

57

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Mid Cap Value Fund	94,684,225	2.51	2.79	874,069,221	0.00	0.40	1.85	25.45	27.28
VALIC Company I Moderate Growth Lifestyle Fund	251,147,056	2.05	2.48	1,184,978,047	0.00	0.25	1.70	11.95	13.59
VALIC Company I Nasdaq-100 Index Fund	212,852,955	6.39	7.39	918,647,348	0.29	0.40	1.85	24.60	26.42
VALIC Company I Science & Technology Fund	181,081,539	5.54	6.48	3,041,714,403	0.04	0.40	1.85	9.96	11.57
VALIC Company I Small Cap Aggressive Growth Fund	—	3.26	4.03	—	0.00	0.40	1.85	-7.35	-6.83
VALIC Company I Small Cap Fund	—	2.88	3.33	—	0.41	0.40	1.85	11.81	12.43
VALIC Company I Small Cap Growth Fund	93,204,597	4.00	4.47	705,845,935	0.00	0.40	1.85	-6.64	-5.27
VALIC Company I Small Cap Index Fund	116,347,983	2.65	3.02	1,251,653,806	0.86	0.40	1.85	12.34	13.98
VALIC Company I Small Cap Special Values Fund	81,127,807	2.66	2.92	248,126,320	1.09	0.40	1.85	27.14	29.00
VALIC Company I Small Cap Value Fund	79,302,433	2.28	2.68	485,471,268	0.00	0.40	1.85	30.46	32.37
VALIC Company I Small Mid Growth Fund	—	3.53	3.93	—	0.00	0.40	1.85	5.18	5.62
VALIC Company I Stock Index Fund	309,072,613	3.72	184.47	6,068,234,924	1.50	0.33	1.85	26.00	27.93
VALIC Company I Systematic Core Fund	79,663,895	3.30	3.45	670,314,770	0.23	0.40	1.85	23.94	25.75
VALIC Company I Systematic Value Fund	114,942,495	2.57	2.67	343,830,974	0.36	0.40	1.85	28.53	30.41
VALIC Company I U.S. Socially Responsible Fund	137,953,455	2.41	3.80	805,962,895	0.00	0.00	1.85	24.89	27.09
VALIC Company I Value Fund	—	2.23	2.34	—	2.42	0.40	1.85	13.72	14.19
VALIC Company II Aggressive Growth Lifestyle Fund	—	2.17	2.40	—	1.63	0.15	1.60	8.93	9.53
VALIC Company II Capital Appreciation Fund	—	3.35	3.50	—	0.09	0.15	1.60	8.37	8.98
VALIC Company II Conservative Growth Lifestyle Fund	—	1.63	2.06	—	2.47	0.15	1.60	3.69	4.26
VALIC Company II Core Bond Fund	—	1.23	1.24	—	2.44	0.00	1.60	-2.65	-2.05
VALIC Company II Government Money Market II Fund	—	0.88	1.05	—	0.01	0.15	1.60	-0.60	-0.05
VALIC Company II High Yield Bond Fund	—	1.54	1.96	—	4.12	0.15	1.60	0.62	1.18
VALIC Company II International Opportunities Fund	—	1.64	1.79	—	0.45	0.15	1.60	2.37	2.94
VALIC Company II Large Cap Value Fund	—	2.26	2.55	—	1.69	0.15	1.60	15.99	16.47
VALIC Company II Mid Cap Growth Fund	—	2.74	2.82	—	0.00	0.15	1.60	8.76	9.22
VALIC Company II Mid Cap Value Fund	—	2.38	2.62	—	0.61	0.15	1.60	18.97	19.63
VALIC Company II Moderate Growth Lifestyle Fund	—	1.97	2.36	—	1.99	0.15	1.60	7.22	7.82
VALIC Company II Small Cap Growth Fund	—	4.06	4.49	—	0.00	0.15	1.60	-5.31	-4.78
VALIC Company II Small Cap Value Fund	—	2.19	2.55	—	0.75	0.15	1.60	25.11	25.81
VALIC Company II Strategic Bond Fund	—	1.36	1.88	—	5.52	0.15	1.60	-0.87	-0.32
VALIC Company II U.S. Socially Responsible Fund	—	2.11	3.37	—	1.00	0.00	1.60	11.01	11.70
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	46,755,917	1.60	1.90	132,061,203	1.98	0.65	2.10	3.85	5.36
Vanguard LifeStrategy Growth Fund Investor Shares	94,644,220	2.23	2.31	362,381,685	1.94	0.65	2.10	11.98	13.61
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	101,324,753	1.91	2.13	342,461,460	1.94	0.65	2.10	7.79	9.36
Vanguard Long-Term Investment-Grade Fund Investor Shares	61,160,867	1.79	2.58	283,944,361	2.73	0.40	1.85	-4.18	-2.78
Vanguard Long-Term Treasury Fund Investor Shares	48,991,473	1.62	2.30	209,060,836	1.79	0.40	1.85	-6.41	-5.04
Vanguard Wellington Fund Investor Shares	339,770,497	1.93	2.42	2,282,957,890	1.72	0.00	2.10	16.54	19.01
Vanguard Windsor II Fund Investor Shares	295,711,317	2.93	3.09	2,202,134,953	1.21	0.65	2.10	26.29	28.14

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	48,673,680	1.56	1.63	78,184,820	0.00	0.40	1.85	31.57	33.49
AST SA PGI Asset Allocation Portfolio Class 3	4,291	22.17	22.80	96,398	2.93	1.15	1.30	8.23	8.39
Ariel Appreciation Fund Investor Class	63,856,002	2.03	2.50	266,240,700	0.54	0.40	1.85	5.39	6.93
Ariel Fund Investor Class	82,157,346	2.16	2.44	367,777,525	0.29	0.40	1.85	8.00	9.58
FTVIP Franklin Allocation VIP Fund Class 2	34,297	16.43	17.28	565,486	1.30	1.15	1.55	10.02	10.47
FTVIP Franklin Income VIP Fund Class 2	294,878	15.77	16.82	4,992,944	5.69	1.15	1.65	-0.95	-0.46
Goldman Sachs VIT Government Money Market Fund Service Shares	377,859	9.65	9.88	3,707,724	0.28	1.15	1.65	-1.38	-0.88
Invesco V.I. American Franchise Fund Series II	23,558	41.01	43.43	1,012,451	0.00	1.15	1.55	39.81	40.37
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	251,717,915	0.60	0.68	163,415,176	0.00	0.40	1.85	6.04	7.59
Invesco V.I. Comstock Fund Series II	67,360	18.67	20.74	1,340,865	2.06	1.15	1.90	-2.95	-2.22
Invesco V.I. Growth and Income Fund Series II	70,628	19.19	21.34	1,445,793	1.82	1.15	1.90	-0.07	0.68
Lord Abbett Growth and Income Portfolio Class VC	21,661	17.95	19.06	416,892	1.76	1.15	1.55	1.12	1.52
PIMCO Emerging Markets Bond Portfolio Advisor Class	544		10.80	5,880	0.77		1.15		5.38
PIMCO Total Return Portfolio Advisor Class	262,971	10.65	10.73	2,818,893	0.92	1.15	1.55	6.87	7.30
SST SA Allocation Balanced Portfolio Class 3	188,561	18.31	19.40	3,570,276	1.36	1.15	1.55	10.10	10.54
SST SA Allocation Growth Portfolio Class 3	267,094	21.66	22.99	6,046,197	0.00	1.15	1.55	14.33	14.79
SST SA Allocation Moderate Growth Portfolio Class 3	263,426	19.59	21.12	5,374,503	0.00	1.15	1.65	12.84	13.41
SST SA Allocation Moderate Portfolio Class 3	320,332	19.44	20.63	6,391,311	0.00	1.15	1.55	11.89	12.34
SST SA American Century Inflation Protection Portfolio Class 3	309,631	11.66	12.87	3,920,875	0.00	1.15	1.90	4.77	5.56
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	171,781	14.39	14.64	2,511,577	0.00	1.15	1.55	12.02	12.47
SAST SA AB Growth Portfolio Class 3	77,219	42.08	46.98	3,551,922	0.00	1.15	1.90	32.74	33.74
SAST SA AB Small & Mid Cap Value Portfolio Class 3	54,765	22.46	24.95	1,327,632	0.49	1.15	1.90	2.02	2.79
SAST SA American Funds Asset Allocation Portfolio Class 3	2,693,836	21.45	23.02	61,011,205	0.00	1.15	1.65	10.30	10.86

58

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA American Funds Global Growth Portfolio Class 3	99,095	30.06	33.42	3,185,452	0.06	1.15	1.90	27.64	28.60
SAST SA American Funds Growth Portfolio Class 3	215,567	38.55	42.80	8,929,204	0.79	1.15	1.90	48.87	49.98
SAST SA American Funds Growth-Income Portfolio Class 3	219,147	25.84	27.74	5,879,480	1.58	1.15	1.65	11.39	11.95
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,510,953	16.15	16.82	75,189,138	0.00	1.15	1.65	7.53	8.07
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	3,749		10.65	39,918	0.49		1.15		6.47
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,740,433	12.51	12.82	34,934,269	0.04	1.15	1.65	3.78	4.30
SAST SA Columbia Technology Portfolio Class 3	60,821	52.19	55.21	3,284,898	0.42	1.15	1.55	43.29	43.87
SAST SA DFA Ultra Short Bond Portfolio Class 3	188,354	8.45	9.08	1,686,378	1.66	1.15	1.65	-1.53	-1.03
SAST SA Emerging Markets Equity Index Portfolio Class 3	9,098	11.41	11.53	104,419	2.78	1.15	1.55	15.08	15.54
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	306,467	19.02	21.16	6,328,782	3.89	1.15	1.90	6.71	7.51
SAST SA Fidelity Institutional AM® International Growth Class 3	1,799	13.38	13.41	24,099	0.15	1.15	1.30	20.77	20.95
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	20,796	14.20	15.05	304,179	1.93	1.15	1.55	-2.90	-2.51
SAST SA Fixed Income Index Portfolio Class 3	374,637	11.17	11.32	4,227,984	2.84	1.15	1.55	6.76	7.19
SAST SA Fixed Income Intermediate Index Portfolio Class 3	62,248	10.65	10.79	669,775	2.29	1.15	1.55	4.26	4.67
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	55,517	19.29	21.43	1,145,633	1.77	1.15	1.90	-3.39	-2.67
SAST SA Franklin Small Company Value Portfolio Class 3	34,162	20.15	22.37	742,234	1.04	1.15	1.90	2.99	3.77
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	121,438	30.68	34.00	4,019,451	2.26	1.15	1.90	5.20	5.99
SAST SA Franklin Tactical Opportunities Portfolio Class 3	52,440	11.81	11.96	625,305	1.31	1.15	1.55	6.58	7.01
SAST SA Global Index Allocation 60/40 Portfolio Class 3	195,286	11.87	12.00	2,339,802	1.87	1.15	1.55	9.75	10.19
SAST SA Global Index Allocation 75/25 Portfolio Class 3	195,464	11.96	12.09	2,354,954	1.39	1.15	1.55	10.49	10.93
SAST SA Global Index Allocation 90/10 Portfolio Class 3	556,487	11.95	12.08	6,705,266	0.00	1.15	1.55	10.43	10.88
SAST SA Goldman Sachs Global Bond Portfolio Class 3	196,153	13.03	14.46	2,771,166	0.39	1.15	1.90	9.45	10.28
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	229,068	11.87	12.03	2,744,191	0.20	1.15	1.55	9.52	9.96
SAST SA Index Allocation 60/40 Portfolio Class 3	542,897	13.51	13.72	7,429,714	1.42	1.15	1.55	11.74	12.19
SAST SA Index Allocation 80/20 Portfolio Class 3	875,707	14.19	14.41	12,567,691	0.00	1.15	1.55	12.67	13.12
SAST SA Index Allocation 90/10 Portfolio Class 3	2,915,104	14.48	14.71	42,740,274	0.00	1.15	1.55	12.71	13.16
SAST SA International Index Portfolio Class 3	31,702	10.98	11.12	349,901	2.09	1.15	1.55	5.71	6.13
SAST SA Invesco Growth Opportunities Portfolio Class 3	8,172	39.24	41.54	326,064	0.00	1.15	1.55	53.02	53.64
SAST SA Invesco Main Street Large Cap Portfolio Class 3	49,662	24.23	26.98	1,291,782	0.79	1.15	1.90	11.01	11.85
SAST SA Invesco VCP Equity-Income Portfolio Class 3	2,011,278	13.10	13.51	26,933,715	0.08	1.15	1.55	-2.66	-2.27
SAST SA Janus Focused Growth Portfolio Class 3	24,871	34.47	38.42	929,107	0.00	1.15	1.90	35.99	37.01
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	131,578	21.30	22.49	2,917,560	2.04	1.15	1.55	12.28	12.73
SAST SA JPMorgan Emerging Markets Portfolio Class 3	43,181	13.77	15.35	635,119	1.70	1.15	1.90	13.92	14.78
SAST SA JPMorgan Equity-Income Portfolio Class 3	68,227	22.29	24.86	1,624,490	1.78	1.15	1.90	1.01	1.77
SAST SA JPMorgan Global Equities Portfolio Class 3	2,945	16.90	18.01	52,735	1.54	1.15	1.55	7.87	8.31
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	469,700	14.87	16.59	7,588,526	2.69	1.15	1.90	6.17	6.97
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	19,088	45.41	48.72	908,072	0.00	1.15	1.65	45.76	46.49
SAST SA Large Cap Growth Index Portfolio Class 3	49,602	15.99	16.16	799,299	1.10	1.15	1.55	30.16	30.68
SAST SA Large Cap Index Portfolio Class 3	85,323	14.62	14.81	1,256,907	1.62	1.15	1.55	15.92	16.38
SAST SA Large Cap Value Index Portfolio Class 3	30,365	11.93	12.06	365,473	2.35	1.15	1.55	-0.44	-0.04
SAST SA MFS Blue Chip Growth Portfolio Class 3	43,742	30.73	34.41	1,448,812	0.39	1.15	1.90	27.86	28.82
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	54,235	27.43	30.58	1,594,858	0.40	1.15	1.90	11.89	12.73
SAST SA MFS Total Return Portfolio Class 3	68,041	19.50	20.64	1,373,906	1.72	1.15	1.55	7.63	8.07
SAST SA Mid Cap Index Portfolio Class 3	87,987	12.42	12.58	1,101,640	1.20	1.15	1.55	11.16	11.60
SAST SA Morgan Stanley International Equities Portfolio Class 3	74,360	12.50	13.93	995,085	1.57	1.15	1.90	9.21	10.03
SAST SA PIMCO RAE International Value Portfolio Class 3	66,531	9.89	10.98	702,566	2.28	1.15	1.90	-5.22	-4.50
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,158,433	14.62	15.19	32,471,518	0.46	1.15	1.65	6.88	7.42
SAST SA PineBridge High-Yield Bond Portfolio Class 3	92,367	16.98	19.03	1,700,887	5.96	1.15	1.90	5.81	6.60
SAST SA Putnam International Growth and Income Portfolio Class 3	11,901	9.97	10.46	122,645	2.16	1.30	1.65	1.77	2.13
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,557,228	12.49	12.74	19,721,639	0.12	1.15	1.55	-1.17	-0.78
SAST SA Small Cap Index Portfolio Class 3	67,434	12.65	12.82	859,617	0.81	1.15	1.55	17.24	17.71
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	235,611	13.46	13.63	3,204,236	0.69	1.15	1.55	15.25	15.71
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,880,703	14.53	14.89	42,654,805	0.10	1.15	1.65	7.08	7.62
SAST SA VCP Dynamic Allocation Portfolio Class 3	5,103,805	16.59	17.75	89,543,143	1.15	1.15	1.90	10.97	11.81
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,370,781	15.74	16.78	72,493,299	1.17	1.15	1.90	8.12	8.93
SAST SA VCP Index Allocation Portfolio Class 3	1,894,588	12.16	12.31	23,261,161	1.23	1.15	1.55	6.04	6.47
SAST SA Wellington Capital Appreciation Portfolio Class 3	86,671	58.32	65.24	5,483,895	0.00	1.15	1.90	61.03	62.24
SAST SA Wellington Government and Quality Bond Portfolio Class 3	508,280	12.62	14.02	6,959,679	2.31	1.15	1.90	4.86	5.65
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	154,815	13.95	14.19	2,188,843	0.90	1.15	1.55	15.99	16.45
SAST SA WellsCap Aggressive Growth Portfolio Class 3	26,644	33.29	35.55	911,088	0.00	1.15	1.55	60.03	60.67
T Rowe Price Retirement 2015 Advisor Class	11,292,320	1.42	1.47	16,016,822	1.44	0.40	1.00	11.21	11.88
T Rowe Price Retirement 2020 Advisor Class	28,318,849	1.47	1.52	41,689,867	1.26	0.40	1.00	11.84	12.52
T Rowe Price Retirement 2025 Advisor Class	37,659,819	1.53	1.58	57,653,389	1.17	0.40	1.00	13.23	13.91
T Rowe Price Retirement 2030 Advisor Class	37,872,844	1.58	1.64	59,925,432	1.02	0.40	1.00	14.46	15.15
T Rowe Price Retirement 2035 Advisor Class	28,603,740	1.62	1.68	46,454,655	0.88	0.40	1.00	15.59	16.29
T Rowe Price Retirement 2040 Advisor Class	28,731,456	1.66	1.72	47,694,338	0.72	0.40	1.00	16.62	17.32
T Rowe Price Retirement 2045 Advisor Class	22,138,595	1.67	1.74	37,193,060	0.70	0.40	1.00	17.16	17.86

59

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
T Rowe Price Retirement 2050 Advisor Class	18,735,324	1.39	1.74	31,470,810	0.70	0.40	1.00	13.73	17.86
T Rowe Price Retirement 2055 Advisor Class	9,085,740	1.38	1.73	15,238,951	0.70	0.40	1.00	13.64	17.76
T Rowe Price Retirement 2060 Advisor Class	7,062,589	1.32	1.73	11,853,672	0.76	0.40	1.00	13.66	17.78
VALIC Company I Asset Allocation Fund	15,009,742	1.65	2.01	147,421,552	1.13	0.40	1.85	9.69	11.29
VALIC Company I Blue Chip Growth Fund	223,456,301	2.51	4.17	975,296,395	0.00	0.00	1.85	31.91	34.37
VALIC Company I Capital Conservation Fund	54,698,723	1.21	1.61	227,015,865	2.59	0.40	1.85	6.20	7.75
VALIC Company I Core Equity Fund	43,601,912	2.59	2.72	266,485,387	1.23	0.40	1.85	17.18	18.89
VALIC Company I Dividend Value Fund	214,926,150	2.09	2.22	857,316,871	2.25	0.40	1.85	-1.31	0.13
VALIC Company I Dynamic Allocation Fund	113,418,104	1.58	1.77	190,569,075	1.98	0.40	1.85	9.05	10.64
VALIC Company I Emerging Economies Fund	711,040,166	0.97	1.19	913,734,880	2.00	0.40	1.85	13.35	15.01
VALIC Company I Global Real Estate Fund	183,897,782	1.50	1.73	298,225,922	3.18	0.40	1.85	-7.86	-6.52
VALIC Company I Global Strategy Fund	138,484,784	1.40	1.68	298,631,983	5.91	0.40	1.85	1.72	3.21
VALIC Company I Government Money Market I Fund	189,741,251	0.86	1.02	367,605,253	0.20	0.40	1.85	-1.62	-0.18
VALIC Company I Government Securities Fund	30,206,774	1.14	1.47	117,884,129	2.30	0.40	1.85	4.68	6.21
VALIC Company I Growth Fund	409,760,167	3.52	3.85	1,684,477,957	0.31	0.40	1.85	39.20	41.23
VALIC Company I Health Sciences Fund	116,540,320	5.22	6.33	978,158,537	0.00	0.40	1.85	27.23	29.09
VALIC Company I Inflation Protected Fund	501,425,577	1.16	1.21	757,662,191	2.01	0.00	1.85	6.82	8.81
VALIC Company I International Equities Index Fund	611,811,572	1.13	1.33	1,507,483,926	2.16	0.40	1.85	5.41	6.95
VALIC Company I International Government Bond Fund	37,212,596	1.14	1.56	135,128,345	1.53	0.40	1.85	8.24	9.82
VALIC Company I International Growth Fund	107,040,992	2.01	2.12	560,854,128	0.10	0.40	1.85	31.68	33.60
VALIC Company I International Socially Responsible Fund	44,376,748	1.96	2.08	367,308,711	1.77	0.40	1.85	6.38	7.93
VALIC Company I International Value Fund	457,784,448	1.08	1.17	667,291,885	2.25	0.00	1.85	3.02	4.95
VALIC Company I Large Cap Core Fund	40,814,996	3.02	3.55	167,127,133	1.01	0.40	1.85	19.84	21.59
VALIC Company I Large Capital Growth Fund	151,975,712	3.03	3.12	574,889,509	0.64	0.40	1.85	20.20	21.96
VALIC Company I Mid Cap Index Fund	122,446,340	2.40	2.86	3,255,806,917	1.33	0.40	1.85	11.22	12.85
VALIC Company I Mid Cap Strategic Growth Fund	83,781,643	2.88	3.04	373,321,478	0.00	0.40	1.85	31.77	33.69
VALIC Company I Nasdaq-100 Index Fund	221,517,862	5.13	5.84	760,808,251	0.67	0.40	1.85	45.23	47.35
VALIC Company I Science & Technology Fund	140,874,900	5.04	5.81	2,109,346,334	0.00	0.40	1.85	53.95	56.19
VALIC Company I Small Cap Aggressive Growth Fund	40,633,593	3.52	4.33	202,951,320	0.00	0.40	1.85	35.25	37.22
VALIC Company I Small Cap Fund	42,780,189	2.58	2.96	341,679,077	0.31	0.40	1.85	20.66	22.43
VALIC Company I Small Cap Index Fund	124,200,407	2.36	2.65	1,187,921,576	1.29	0.40	1.85	17.29	19.01
VALIC Company I Small Cap Special Values Fund	83,254,796	2.10	2.26	198,518,317	1.20	0.40	1.85	-0.44	1.02
VALIC Company I Small Mid Growth Fund	45,464,582	3.36	3.72	176,613,840	0.00	0.40	1.85	49.35	51.53
VALIC Company I Stock Index Fund	331,809,228	2.95	144.20	5,158,751,372	1.77	0.33	1.85	15.82	17.60
VALIC Company I Systematic Core Fund	21,279,563	2.62	2.78	143,769,977	0.92	0.40	1.85	20.96	22.72
VALIC Company I Systematic Value Fund	17,214,135	2.00	2.05	39,734,973	2.55	0.40	1.85	-4.68	-3.29
VALIC Company I Value Fund	29,040,239	1.95	2.06	82,469,734	1.64	0.40	1.85	0.33	1.80
VALIC Company II Aggressive Growth Lifestyle Fund	157,093,509	1.99	2.19	669,144,997	2.24	0.15	1.60	11.67	13.30
VALIC Company II Capital Appreciation Fund	14,557,516	3.07	3.23	50,880,559	0.33	0.15	1.60	26.72	28.57
VALIC Company II Conservative Growth Lifestyle Fund	99,958,439	1.57	1.98	354,609,815	2.32	0.15	1.60	9.13	10.73
VALIC Company II Core Bond Fund	584,249,246	1.25	1.28	1,400,771,250	3.21	0.00	1.60	7.00	8.73
VALIC Company II Government Money Market II Fund	109,137,221	0.88	1.05	134,717,270	0.20	0.15	1.60	-1.38	0.06
VALIC Company II High Yield Bond Fund	137,297,694	1.53	1.93	457,539,635	6.59	0.15	1.60	5.04	6.57
VALIC Company II International Opportunities Fund	176,888,938	1.59	1.75	640,393,748	0.59	0.15	1.60	15.02	16.70
VALIC Company II Large Cap Value Fund	46,069,683	1.94	2.20	183,544,996	1.63	0.15	1.60	1.42	2.90
VALIC Company II Mid Cap Growth Fund	65,506,760	2.52	2.59	251,251,558	0.00	0.15	1.60	22.78	24.58
VALIC Company II Mid Cap Value Fund	100,220,305	2.00	2.19	726,006,598	0.78	0.15	1.60	1.99	3.48
VALIC Company II Moderate Growth Lifestyle Fund	259,841,173	1.83	2.19	1,085,397,730	2.14	0.15	1.60	10.67	12.28
VALIC Company II Small Cap Growth Fund	32,081,626	4.29	4.72	258,423,249	0.00	0.15	1.60	57.29	59.58
VALIC Company II Small Cap Value Fund	72,678,240	1.75	2.03	334,350,177	1.25	0.15	1.60	3.00	4.51
VALIC Company II Strategic Bond Fund	211,398,843	1.37	1.89	725,179,636	4.57	0.15	1.60	6.66	8.22
VALIC Company II U.S. Socially Responsible Fund	160,320,277	1.89	3.04	744,005,618	1.27	0.00	1.60	14.01	15.85
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	44,740,541	1.54	1.81	120,632,035	1.78	0.65	2.10	9.20	10.79
Vanguard LifeStrategy Growth Fund Investor Shares	92,902,790	1.99	2.03	314,980,202	1.74	0.65	2.10	13.06	14.71
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,419,392	1.77	1.95	309,160,720	1.76	0.65	2.10	11.23	12.86
Vanguard Long-Term Investment-Grade Fund Investor Shares	58,737,892	1.86	2.65	282,341,390	3.55	0.40	1.85	13.22	14.87
Vanguard Long-Term Treasury Fund Investor Shares	55,651,072	1.73	2.42	252,386,140	1.99	0.40	1.85	16.02	17.71
Vanguard Wellington Fund Investor Shares	358,635,409	1.62	2.08	2,061,242,338	2.02	0.00	2.10	8.30	10.60
Vanguard Windsor II Fund Investor Shares	305,318,371	2.29	2.44	1,785,844,093	1.27	0.65	2.10	12.07	13.71

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	54,236,421	1.19	1.22	65,592,956	0.00	0.40	1.85	26.81	29.54
AST SA PGI Asset Allocation Portfolio Class 3	7,778	20.48	21.03	162,330	3.72	1.15	1.30	18.66	18.83

60

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Ariel Appreciation Fund Investor Class	71,845,502	1.93	2.33	282,705,849	0.96	0.40	1.85	22.31	24.10
Ariel Fund Investor Class	92,770,396	2.00	2.23	382,104,514	0.87	0.40	1.85	22.39	24.17
FTVIP Franklin Allocation VIP Fund Class 2	29,436	14.93	15.64	439,694	0.17	1.15	1.55	18.02	18.49
FTVIP Franklin Income VIP Fund Class 2	233,941	15.92	16.89	4,008,102	6.50	1.15	1.65	14.16	14.73
Goldman Sachs VIT Government Money Market Fund Service Shares	78,636	9.82	9.96	781,077	1.92	1.15	1.55	0.31	0.71
Invesco V.I. American Franchise Fund Series II	18,066	29.33	30.94	553,458	0.00	1.15	1.55	34.33	34.87
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	232,675,521	0.56	0.64	141,193,352	0.91	0.40	1.85	2.55	4.05
Invesco V.I. Comstock Fund Series II	59,621	19.24	21.21	1,215,833	1.74	1.15	1.90	22.59	23.51
Invesco V.I. Growth and Income Fund Series II	67,847	19.21	20.65	1,382,771	1.65	1.30	1.90	22.50	23.24
Lord Abbett Growth and Income Portfolio Class VC	15,498	17.75	18.77	300,054	1.96	1.15	1.55	20.61	21.09
SST SA Allocation Balanced Portfolio Class 3	130,238	16.63	17.55	2,222,298	1.86	1.15	1.55	14.24	14.70
SST SA Allocation Growth Portfolio Class 3	242,140	18.94	20.03	4,773,276	0.01	1.15	1.55	21.60	22.09
SST SA Allocation Moderate Growth Portfolio Class 3	240,684	17.36	18.62	4,344,290	1.67	1.15	1.65	18.63	19.23
SST SA Allocation Moderate Portfolio Class 3	255,905	17.38	18.37	4,551,478	1.70	1.15	1.55	16.92	17.39
SST SA American Century Inflation Protection Portfolio Class 3	239,106	11.13	12.19	2,857,482	0.38	1.15	1.90	3.55	4.33
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	158,590	12.85	13.02	2,062,135	1.38	1.15	1.55	17.96	18.44
SAST SA AB Growth Portfolio Class 3	52,961	31.70	35.13	1,802,080	0.00	1.15	1.90	32.01	33.01
SAST SA AB Small & Mid Cap Value Portfolio Class 3	49,557	22.01	24.27	1,168,093	0.00	1.15	1.90	17.47	18.35
SAST SA American Funds Asset Allocation Portfolio Class 3	2,188,805	19.44	20.77	44,732,136	1.95	1.15	1.65	18.93	19.53
SAST SA American Funds Global Growth Portfolio Class 3	99,238	23.55	25.99	2,486,755	0.91	1.15	1.90	32.39	33.39
SAST SA American Funds Growth Portfolio Class 3	181,574	25.90	28.54	5,014,053	0.00	1.15	1.90	27.94	28.90
SAST SA American Funds Growth-Income Portfolio Class 3	204,012	23.20	24.77	4,897,859	0.00	1.15	1.65	23.69	24.31
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,094,908	15.02	15.56	63,190,903	0.28	1.15	1.65	16.55	17.13
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,591,951	12.05	12.29	31,712,630	0.86	1.15	1.65	13.79	14.36
SAST SA Columbia Technology Portfolio Class 3	37,853	36.42	38.38	1,427,154	0.00	1.15	1.55	52.72	53.33
SAST SA DFA Ultra Short Bond Portfolio Class 3	128,938	8.58	9.18	1,169,032	1.86	1.15	1.65	0.32	0.83
SAST SA Emerging Markets Equity Index Portfolio Class 3	2,188		9.91	21,685	0.00		1.55		16.56
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	246,195	17.83	19.69	4,723,429	5.55	1.15	1.90	12.44	13.28
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	10,944	14.63	15.03	162,907	2.53	1.30	1.55	24.03	24.34
SAST SA Fixed Income Index Portfolio Class 3	135,790	10.47	10.56	1,431,324	0.20	1.15	1.55	7.13	7.56
SAST SA Fixed Income Intermediate Index Portfolio Class 3	29,759	10.22	10.31	305,978	0.16	1.15	1.55	4.35	4.77
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	47,439	19.97	21.45	1,003,722	1.96	1.30	1.90	23.03	23.77
SAST SA Franklin Small Company Value Portfolio Class 3	24,604	19.56	21.56	511,547	0.78	1.15	1.90	23.81	24.74
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	85,765	29.16	32.08	2,675,453	2.54	1.15	1.90	22.16	23.08
SAST SA Franklin Tactical Opportunities Portfolio Class 3	34,644	11.08	11.18	386,488	2.02	1.15	1.55	16.47	16.94
SAST SA Global Index Allocation 60/40 Portfolio Class 3	97,722	10.82	10.89	1,062,585	0.00	1.15	1.55	16.06	16.52
SAST SA Global Index Allocation 75/25 Portfolio Class 3	161,157	10.83	10.90	1,752,595	0.00	1.15	1.55	18.53	19.00
SAST SA Global Index Allocation 90/10 Portfolio Class 3	495,267	10.82	10.89	5,387,380	0.00	1.15	1.55	21.11	21.59
SAST SA Goldman Sachs Global Bond Portfolio Class 3	178,347	11.90	13.12	2,285,519	0.00	1.15	1.90	4.60	5.39
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	98,344	10.84	10.94	1,072,638	3.11	1.15	1.55	16.99	17.46
SAST SA Index Allocation 60/40 Portfolio Class 3	426,910	12.09	12.23	5,213,149	0.00	1.15	1.55	17.73	18.20
SAST SA Index Allocation 80/20 Portfolio Class 3	796,622	12.59	12.74	10,117,240	0.00	1.15	1.55	21.75	22.23
SAST SA Index Allocation 90/10 Portfolio Class 3	2,672,142	12.85	13.00	34,642,920	0.00	1.15	1.55	23.60	24.10
SAST SA International Index Portfolio Class 3	19,163	10.38	10.44	199,617	0.10	1.30	1.55	18.99	19.29
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,776	25.64	27.04	176,156	0.00	1.15	1.55	26.71	27.22
SAST SA Invesco Main Street Large Cap Portfolio Class 3	50,924	21.82	24.13	1,186,221	1.04	1.15	1.90	29.10	30.07
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,740,968	13.46	13.83	23,871,143	1.55	1.15	1.55	15.16	15.62
SAST SA Janus Focused Growth Portfolio Class 3	21,235	25.35	28.04	576,852	0.00	1.15	1.90	33.39	34.40
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	112,789	18.97	19.95	2,214,964	2.20	1.15	1.55	16.89	17.36
SAST SA JPMorgan Emerging Markets Portfolio Class 3	35,962	12.09	13.37	463,158	2.92	1.15	1.90	18.53	19.42
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,931	22.06	24.43	1,471,036	2.38	1.15	1.90	24.45	25.39
SAST SA JPMorgan Global Equities Portfolio Class 3	1,591	15.67	16.63	26,293	0.16	1.15	1.55	17.74	18.21
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	325,865	14.00	15.51	4,893,440	2.86	1.15	1.90	6.98	7.79
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	12,526	31.15	33.26	402,493	0.00	1.15	1.65	36.97	37.66
SAST SA Large Cap Growth Index Portfolio Class 3	35,266	12.28	12.36	435,373	0.02	1.15	1.55	28.39	28.91
SAST SA Large Cap Index Portfolio Class 3	53,213	12.61	12.72	674,069	0.02	1.15	1.55	28.61	29.12
SAST SA Large Cap Value Index Portfolio Class 3	12,110	11.99	12.07	145,892	0.05	1.15	1.55	29.22	29.74
SAST SA MFS Blue Chip Growth Portfolio Class 3	40,610	24.03	26.71	1,045,384	0.42	1.15	1.90	29.39	30.36
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	57,678	24.51	27.12	1,507,785	0.68	1.15	1.90	29.03	30.00
SAST SA MFS Total Return Portfolio Class 3	70,234	18.12	19.10	1,312,029	2.42	1.15	1.55	18.21	18.68
SAST SA Mid Cap Index Portfolio Class 3	53,774	11.17	11.27	604,165	0.00	1.15	1.55	23.27	23.76
SAST SA Morgan Stanley International Equities Portfolio Class 3	72,409	11.44	12.66	882,044	2.50	1.15	1.90	17.93	18.82
SAST SA PIMCO RAE International Value Portfolio Class 3	60,833	10.43	11.50	673,040	0.09	1.15	1.90	9.79	10.62
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,998,682	13.68	14.14	28,018,623	0.00	1.15	1.65	16.82	17.40
SAST SA PineBridge High-Yield Bond Portfolio Class 3	78,265	16.05	17.85	1,356,131	8.99	1.15	1.90	12.31	13.15
SAST SA Putnam International Growth and Income Portfolio Class 3	9,441	9.80	10.24	95,700	2.01	1.30	1.65	18.07	18.48
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,466,446	12.64	12.84	18,737,065	1.43	1.15	1.55	17.09	17.56

61

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Small Cap Index Portfolio Class 3	42,366	10.79	10.89	459,321	0.00	1.15	1.55	22.59	23.08
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	147,229	11.68	11.78	1,731,843	1.20	1.15	1.55	22.35	22.84
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,483,361	13.57	13.84	34,203,578	1.49	1.15	1.65	20.27	20.88
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,939,157	14.95	15.87	77,580,650	0.00	1.15	1.90	18.13	19.02
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,280,853	14.55	15.40	65,253,071	0.00	1.15	1.90	17.16	18.04
SAST SA VCP Index Allocation Portfolio Class 3	1,474,484	11.46	11.57	17,018,935	0.08	1.15	1.55	21.10	21.59
SAST SA Wellington Capital Appreciation Portfolio Class 3	65,939	36.21	40.21	2,573,340	0.00	1.15	1.90	28.38	29.34
SAST SA Wellington Government and Quality Bond Portfolio Class 3	274,099	12.03	13.27	3,544,138	0.00	1.15	1.90	5.04	5.83
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	108,020	12.03	12.19	1,310,975	0.00	1.15	1.55	17.05	17.52
SAST SA WellsCap Aggressive Growth Portfolio Class 3	22,068	20.80	22.12	470,819	0.00	1.15	1.55	36.80	37.34
T Rowe Price Retirement 2015 Advisor Class	10,854,083	1.27	1.31	13,841,732	2.12	0.40	1.00	15.89	16.59
T Rowe Price Retirement 2020 Advisor Class	29,266,464	1.31	1.35	38,509,988	2.08	0.40	1.00	17.86	18.57
T Rowe Price Retirement 2025 Advisor Class	33,703,359	1.35	1.39	45,529,793	2.03	0.40	1.00	19.47	20.18
T Rowe Price Retirement 2030 Advisor Class	33,984,792	1.38	1.42	46,962,385	1.89	0.40	1.00	21.01	21.74
T Rowe Price Retirement 2035 Advisor Class	24,574,806	1.40	1.44	34,509,621	1.73	0.40	1.00	22.22	22.95
T Rowe Price Retirement 2040 Advisor Class	24,778,213	1.42	1.46	35,248,410	1.61	0.40	1.00	23.13	23.87
T Rowe Price Retirement 2045 Advisor Class	18,428,906	1.43	1.47	26,407,559	1.54	0.40	1.00	23.78	24.52
T Rowe Price Retirement 2050 Advisor Class	15,419,391	1.43	1.47	22,087,120	1.50	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2055 Advisor Class	7,256,580	1.43	1.47	10,389,997	1.62	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2060 Advisor Class	4,805,934	1.43	1.47	6,884,423	1.60	0.40	1.00	23.77	24.52
VALIC Company I Asset Allocation Fund	17,063,207	1.50	1.81	152,036,602	1.54	0.40	1.85	13.21	14.86
VALIC Company I Blue Chip Growth Fund	256,689,601	1.87	3.16	843,507,344	0.00	0.00	1.85	27.46	29.84
VALIC Company I Capital Conservation Fund	37,622,298	1.14	1.50	150,258,164	2.53	0.40	1.85	7.57	9.14
VALIC Company I Core Equity Fund	49,830,334	2.18	2.32	254,487,982	1.17	0.40	1.85	26.18	28.02
VALIC Company I Dividend Value Fund	250,653,175	2.09	2.25	998,859,608	1.74	0.40	1.85	21.25	23.02
VALIC Company I Dynamic Allocation Fund	127,676,637	1.45	1.60	195,246,176	1.34	0.40	1.85	18.16	19.83
VALIC Company I Emerging Economies Fund	680,723,908	0.84	1.05	761,121,782	1.68	0.40	1.85	18.09	19.82
VALIC Company I Global Real Estate Fund	264,357,969	1.63	1.85	461,704,005	3.53	0.40	1.85	22.22	24.01
VALIC Company I Global Strategy Fund	154,123,488	1.37	1.63	324,039,700	2.34	0.40	1.85	7.89	9.46
VALIC Company I Government Money Market I Fund	149,254,389	0.88	1.02	294,755,564	1.81	0.40	1.85	-0.19	1.27
VALIC Company I Government Securities Fund	27,421,737	1.09	1.38	102,656,838	2.28	0.40	1.85	4.55	6.07
VALIC Company I Growth Fund	473,995,472	2.53	2.73	1,386,020,941	0.38	0.40	1.85	29.46	31.35
VALIC Company I Health Sciences Fund	125,570,637	4.10	4.91	821,412,149	0.00	0.40	1.85	26.48	28.33
VALIC Company I Inflation Protected Fund	436,272,703	1.08	1.12	609,656,940	1.65	0.00	1.85	6.67	8.66
VALIC Company I International Equities Index Fund	508,291,382	1.06	1.26	1,171,220,482	3.13	0.40	1.85	19.07	20.81
VALIC Company I International Government Bond Fund	34,050,414	1.05	1.42	111,778,746	1.64	0.40	1.85	6.75	8.31
VALIC Company I International Growth Fund	119,937,045	1.50	1.61	477,189,141	0.66	0.40	1.85	30.21	32.11
VALIC Company I International Socially Responsible Fund	49,476,454	1.82	1.96	389,059,564	1.83	0.40	1.85	23.67	25.48
VALIC Company I International Value Fund	473,244,377	1.03	1.13	664,065,620	2.97	0.00	1.85	14.29	16.42
VALIC Company I Large Cap Core Fund	46,117,162	2.52	2.92	156,215,912	0.93	0.40	1.85	30.15	32.05
VALIC Company I Large Capital Growth Fund	167,843,700	2.52	2.56	523,947,434	0.57	0.40	1.85	37.39	39.40
VALIC Company I Mid Cap Index Fund	138,158,296	2.16	2.53	3,306,910,919	1.36	0.40	1.85	23.41	25.21
VALIC Company I Mid Cap Strategic Growth Fund	92,728,090	2.18	2.27	310,849,990	0.01	0.40	1.85	35.21	37.18
VALIC Company I Nasdaq-100 Index Fund	224,185,309	3.53	3.97	525,497,310	0.40	0.40	1.85	36.12	38.11
VALIC Company I Science & Technology Fund	151,321,215	3.27	3.72	1,461,021,893	0.00	0.40	1.85	36.91	38.91
VALIC Company I Small Cap Aggressive Growth Fund	47,022,685	2.60	3.15	172,542,769	0.00	0.40	1.85	36.06	38.04
VALIC Company I Small Cap Fund	45,798,527	2.14	2.42	302,462,210	0.47	0.40	1.85	27.06	28.91
VALIC Company I Small Cap Index Fund	132,602,546	2.01	2.23	1,068,664,273	1.17	0.40	1.85	22.85	24.65
VALIC Company I Small Cap Special Values Fund	93,293,434	2.10	2.24	221,428,735	1.35	0.40	1.85	26.33	28.18
VALIC Company I Small Mid Growth Fund	49,449,062	2.25	2.46	127,438,795	0.00	0.40	1.85	35.39	37.37
VALIC Company I Stock Index Fund	357,451,782	2.55	122.62	4,761,735,529	1.59	0.33	1.85	28.69	30.66
VALIC Company I Systematic Core Fund	22,687,108	2.14	2.30	125,410,214	0.91	0.40	1.85	28.24	30.11
VALIC Company I Systematic Value Fund	18,994,803	2.10	2.12	45,589,977	1.39	0.40	1.85	21.52	23.29
VALIC Company I Value Fund	29,361,473	1.92	2.05	82,267,290	1.37	0.40	1.85	25.11	26.94
VALIC Company II Aggressive Growth Lifestyle Fund	161,797,511	1.79	1.93	611,963,138	1.96	0.15	1.60	21.09	22.86
VALIC Company II Capital Appreciation Fund	16,287,052	2.39	2.55	44,535,835	0.24	0.15	1.60	25.65	27.48
VALIC Company II Conservative Growth Lifestyle Fund	106,296,074	1.44	1.79	343,150,310	2.82	0.15	1.60	14.70	16.37
VALIC Company II Core Bond Fund	592,998,639	1.15	1.19	1,314,426,676	2.52	0.00	1.60	8.67	10.42
VALIC Company II Government Money Market II Fund	93,350,480	0.89	1.05	115,849,280	1.62	0.15	1.60	0.02	1.48
VALIC Company II High Yield Bond Fund	159,313,150	1.45	1.82	499,848,271	5.35	0.15	1.60	13.15	14.80
VALIC Company II International Opportunities Fund	186,737,772	1.36	1.52	578,594,427	0.98	0.15	1.60	23.74	25.55
VALIC Company II Large Cap Value Fund	47,788,470	1.88	2.17	186,713,151	1.25	0.15	1.60	24.96	26.79
VALIC Company II Mid Cap Growth Fund	73,336,174	2.05	2.08	226,823,205	0.00	0.15	1.60	30.50	32.40
VALIC Company II Mid Cap Value Fund	106,331,804	1.96	2.12	751,136,308	0.53	0.15	1.60	28.08	29.95
VALIC Company II Moderate Growth Lifestyle Fund	272,037,544	1.66	1.95	1,017,612,216	2.08	0.15	1.60	18.68	20.41
VALIC Company II Small Cap Growth Fund	35,238,378	2.72	2.96	179,640,143	0.00	0.15	1.60	35.51	37.49
VALIC Company II Small Cap Value Fund	73,282,087	1.70	1.94	323,878,033	1.52	0.15	1.60	17.31	19.02

62

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company II Strategic Bond Fund	209,755,874	1.29	1.74	665,991,927	3.76	0.15	1.60	9.59	11.19
VALIC Company II U.S. Socially Responsible Fund	185,821,391	1.63	2.67	749,741,882	1.47	0.00	1.60	29.60	31.69
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	43,157,078	1.41	1.63	105,758,963	2.71	0.65	2.10	13.28	14.93
Vanguard LifeStrategy Growth Fund Investor Shares	93,285,134	1.76	1.77	277,459,358	2.50	0.65	2.10	20.57	22.33
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,358,657	1.59	1.73	275,243,880	2.61	0.65	2.10	16.89	18.59
Vanguard Long-Term Investment-Grade Fund Investor Shares	81,725,783	1.65	2.31	343,172,621	4.10	0.40	1.85	18.20	19.94
Vanguard Long-Term Treasury Fund Investor Shares	54,380,180	1.49	2.05	211,010,282	2.66	0.40	1.85	12.04	13.68
Vanguard Wellington Fund Investor Shares	378,315,651	1.47	1.92	2,016,437,580	2.67	0.00	2.10	19.96	22.51
Vanguard Windsor II Fund Investor Shares	333,368,130	2.01	2.18	1,729,153,856	2.15	0.65	2.10	26.35	28.19

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	60,869,212		0.94	57,241,745	0.09	0.40	1.85	-7.71	-6.96
AST SA PGI Asset Allocation Portfolio Class 3	2,397	17.26	17.70	41,659	2.68	1.15	1.30	-6.00	-5.86
Ariel Appreciation Fund Investor Class	80,852,269	1.58	1.88	256,887,178	0.89	0.40	1.85	-15.58	-14.34
Ariel Fund Investor Class	104,627,173	1.64	1.80	350,016,041	0.93	0.40	1.85	-15.26	-14.02
FTVIP Franklin Allocation VIP Fund Class 2	731	12.98	13.20	9,518	1.98	1.15	1.30	-10.82	-10.69
FTVIP Franklin Income VIP Fund Class 2	53,392	13.94	14.72	876,990	5.35	1.15	1.65	-5.88	-5.40
Goldman Sachs VIT Government Money Market Fund Service Shares	30,319	9.79	9.89	298,497	2.24	1.15	1.55	-0.09	0.32
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	234,224,055	0.55	0.61	137,365,267	0.22	0.40	1.85	-13.58	-12.31
Invesco V.I. Comstock Fund Series II	60,912	15.70	17.17	1,008,813	1.53	1.15	1.90	-14.03	-13.37
Invesco V.I. Growth and Income Fund Series II	72,603	15.68	16.76	1,202,823	1.94	1.30	1.90	-15.23	-14.71
Lord Abbett Growth and Income Portfolio Class VC	11,248	14.72	15.50	184,486	1.80	1.15	1.55	-9.57	-9.20
SST SA Allocation Balanced Portfolio Class 3	95,373	14.55	15.30	1,408,234	5.50	1.15	1.55	-5.43	-5.05
SST SA Allocation Growth Portfolio Class 3	187,555	15.58	16.41	3,023,874	4.92	1.15	1.55	-8.63	-8.27
SST SA Allocation Moderate Growth Portfolio Class 3	167,186	14.63	15.62	2,524,310	5.81	1.15	1.65	-7.48	-7.01
SST SA Allocation Moderate Portfolio Class 3	197,036	14.86	15.65	2,994,037	4.90	1.15	1.55	-6.43	-6.05
SST SA American Century Inflation Protection Portfolio Class 3	140,655	10.75	11.68	1,604,289	4.03	1.15	1.90	-2.09	-1.35
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	111,204	10.89	10.99	1,221,197	2.61	1.15	1.55	-10.18	-9.81
SAST SA AB Growth Portfolio Class 3	49,051	24.01	26.41	1,253,539	0.00	1.15	1.90	0.13	0.88
SAST SA AB Small & Mid Cap Value Portfolio Class 3	37,544	18.74	20.51	745,809	0.40	1.15	1.90	-16.93	-16.30
SAST SA American Funds Asset Allocation Portfolio Class 3	1,443,527	16.35	17.38	24,717,992	3.42	1.15	1.65	-6.44	-5.97
SAST SA American Funds Global Growth Portfolio Class 3	85,656	17.79	19.48	1,612,180	1.49	1.15	1.90	-10.99	-10.32
SAST SA American Funds Growth Portfolio Class 3	98,686	20.24	22.14	2,108,423	1.30	1.15	1.90	-2.40	-1.67
SAST SA American Funds Growth-Income Portfolio Class 3	162,174	18.75	19.93	3,138,200	3.23	1.15	1.65	-3.66	-3.18
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	3,491,629	12.88	13.29	46,027,384	1.78	1.15	1.65	-6.69	-6.22
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,288,575	10.59	10.75	24,504,957	1.20	1.15	1.65	-7.30	-6.84
SAST SA Columbia Technology Portfolio Class 3	16,285	23.85	25.03	397,262	0.00	1.15	1.55	-9.76	-9.40
SAST SA DFA Ultra Short Bond Portfolio Class 3	89,646	8.55	9.10	806,132	1.06	1.15	1.65	-0.43	0.07
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	181,803	15.86	17.38	3,078,379	4.15	1.15	1.90	-4.90	-4.18
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	7,210	11.79	12.09	86,373	2.31	1.30	1.55	-8.19	-7.96
SAST SA Fixed Income Index Portfolio Class 3	66,202	9.80	9.82	649,206	5.63	1.15	1.30	-2.16	-2.02
SAST SA Fixed Income Intermediate Index Portfolio Class 3	19,301	9.82	9.84	189,717	2.07	1.15	1.30	-0.97	-0.83
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	46,645	16.23	17.33	798,527	1.51	1.30	1.90	-10.58	-10.04
SAST SA Franklin Small Company Value Portfolio Class 3	21,772	15.80	17.28	363,633	0.86	1.15	1.90	-14.65	-14.01
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	78,312	23.87	26.06	1,987,793	2.36	1.15	1.90	-2.44	-1.70
SAST SA Franklin Tactical Opportunities Portfolio Class 3	11,891	9.51	9.56	113,623	1.88	1.15	1.55	-7.42	-7.04
SAST SA Global Index Allocation 60/40 Portfolio Class 3	15,315	9.32	9.35	142,933	2.77	1.15	1.55	-6.78	-6.53
SAST SA Global Index Allocation 75/25 Portfolio Class 3	42,213	9.14	9.16	386,354	2.74	1.15	1.55	-8.65	-8.40
SAST SA Global Index Allocation 90/10 Portfolio Class 3	93,570	8.93	8.96	837,909	2.65	1.15	1.55	-10.66	-10.42
SAST SA Goldman Sachs Global Bond Portfolio Class 3	137,340	11.38	12.44	1,668,747	4.09	1.15	1.90	-4.56	-3.83
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	14,683	9.27	9.31	136,695	1.66	1.15	1.55	-9.94	-9.58
SAST SA Index Allocation 60/40 Portfolio Class 3	190,847	10.27	10.35	1,972,231	4.86	1.15	1.55	-6.35	-5.97
SAST SA Index Allocation 80/20 Portfolio Class 3	554,493	10.34	10.42	5,768,462	4.81	1.15	1.55	-8.21	-7.84
SAST SA Index Allocation 90/10 Portfolio Class 3	2,173,097	10.39	10.47	22,722,729	4.94	1.15	1.55	-9.12	-8.75
SAST SA International Index Portfolio Class 3	10,230	8.73	8.75	89,535	3.58	1.30	1.55	-15.59	-15.37
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,039	20.24	21.25	123,918	0.00	1.15	1.55	-6.48	-6.11
SAST SA Invesco Main Street Large Cap Portfolio Class 3	52,694	16.91	18.55	946,281	0.91	1.15	1.90	-9.86	-9.18
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,594,555	11.69	11.96	18,930,708	2.82	1.15	1.55	-11.56	-11.20
SAST SA Janus Focused Growth Portfolio Class 3	17,461	19.00	20.87	351,431	0.00	1.15	1.90	-0.87	-0.12
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	94,608	16.23	17.00	1,588,947	1.68	1.15	1.55	-9.39	-9.02
SAST SA JPMorgan Emerging Markets Portfolio Class 3	33,321	10.20	11.20	360,497	2.56	1.15	1.90	-21.09	-20.50
SAST SA JPMorgan Equity-Income Portfolio Class 3	68,443	17.73	19.48	1,280,047	1.99	1.15	1.90	-6.49	-5.78
SAST SA JPMorgan Global Equities Portfolio Class 3	3,244	13.31	13.66	43,291	2.89	1.30	1.55	-12.68	-12.46

63

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	274,751	13.09	14.39	3,831,021	2.45	1.15	1.90	-2.58	-1.84
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	9,913	22.74	24.16	230,844	0.00	1.15	1.65	-6.68	-6.21
SAST SA Large Cap Growth Index Portfolio Class 3	653		9.57	6,250	0.00		1.55		-4.34
SAST SA Large Cap Index Portfolio Class 3	12,567	9.80	9.84	123,447	5.61	1.30	1.55	-6.45	-6.22
SAST SA Large Cap Value Index Portfolio Class 3	717		9.29	6,659	1.40		1.30		-7.09
SAST SA MFS Blue Chip Growth Portfolio Class 3	32,938	18.57	20.49	649,578	0.16	1.15	1.90	-7.27	-6.57
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	61,293	19.00	20.87	1,236,852	0.59	1.15	1.90	-7.43	-6.72
SAST SA MFS Total Return Portfolio Class 3	54,826	15.32	16.09	867,015	2.19	1.15	1.55	-7.45	-7.07
SAST SA Mid Cap Index Portfolio Class 3	19,785	9.06	9.09	179,828	1.31	1.30	1.55	-13.22	-13.00
SAST SA Morgan Stanley International Equities Portfolio Class 3	66,183	9.70	10.39	679,245	1.08	1.30	1.90	-15.76	-15.25
SAST SA PIMCO RAE International Value Portfolio Class 3	55,686	9.50	10.40	559,006	4.99	1.15	1.90	-17.94	-17.32
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,901,937	11.71	12.05	22,730,769	3.10	1.15	1.65	-8.70	-8.24
SAST SA PineBridge High-Yield Bond Portfolio Class 3	46,106	14.29	15.77	702,275	7.44	1.15	1.90	-5.87	-5.16
SAST SA Putnam International Growth and Income Portfolio Class 3	11,624	8.30	8.64	99,729	2.75	1.30	1.65	-19.17	-18.89
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,378,326	10.79	10.92	14,995,909	2.28	1.15	1.55	-10.43	-10.06
SAST SA Small Cap Index Portfolio Class 3	20,974	8.80	8.83	185,063	0.97	1.30	1.55	-13.25	-13.03
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	65,641	9.57	9.59	629,258	1.40	1.15	1.30	-6.96	-6.81
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,194,174	11.28	11.45	25,024,929	2.81	1.15	1.65	-8.63	-8.17
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,775,221	12.66	13.34	63,086,048	4.04	1.15	1.90	-8.59	-7.89
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,165,149	12.42	13.05	53,850,121	4.23	1.15	1.90	-8.94	-8.25
SAST SA VCP Index Allocation Portfolio Class 3	815,049	9.47	9.51	7,745,940	4.93	1.15	1.55	-8.86	-8.49
SAST SA Wellington Capital Appreciation Portfolio Class 3	42,219	28.21	31.09	1,267,646	0.00	1.15	1.90	-2.86	-2.13
SAST SA Wellington Government and Quality Bond Portfolio Class 3	217,264	11.46	12.54	2,654,685	2.02	1.15	1.90	-2.10	-1.35
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	57,254	10.28	10.37	593,223	1.95	1.15	1.55	-9.23	-8.87
SAST SA WellsCap Aggressive Growth Portfolio Class 3	14,942	15.21	16.11	230,325	0.00	1.15	1.55	-8.46	-8.09
T Rowe Price Retirement 2015 Advisor Class	9,280,225	1.10	1.13	10,207,156	2.19	0.40	1.00	-5.34	-4.77
T Rowe Price Retirement 2020 Advisor Class	25,200,911	1.12	1.14	28,121,762	2.07	0.40	1.00	-6.15	-5.58
T Rowe Price Retirement 2025 Advisor Class	26,008,930	1.13	1.16	29,395,881	2.01	0.40	1.00	-6.77	-6.20
T Rowe Price Retirement 2030 Advisor Class	25,988,743	1.14	1.17	29,664,948	1.76	0.40	1.00	-7.47	-6.91
T Rowe Price Retirement 2035 Advisor Class	20,055,154	1.15	1.18	23,032,564	1.53	0.40	1.00	-8.10	-7.55
T Rowe Price Retirement 2040 Advisor Class	19,993,530	1.15	1.18	23,088,440	1.41	0.40	1.00	-8.42	-7.87
T Rowe Price Retirement 2045 Advisor Class	13,405,587	1.15	1.18	15,509,429	1.36	0.40	1.00	-8.70	-8.15
T Rowe Price Retirement 2050 Advisor Class	11,694,837	1.15	1.18	13,517,528	1.36	0.40	1.00	-8.76	-8.21
T Rowe Price Retirement 2055 Advisor Class	5,005,564	1.15	1.18	5,783,592	1.31	0.40	1.00	-8.79	-8.23
T Rowe Price Retirement 2060 Advisor Class	2,949,718	1.15	1.18	3,410,133	1.31	0.40	1.00	-8.77	-8.22
VALIC Company I Asset Allocation Fund	18,369,939	1.33	1.57	143,374,206	1.64	0.40	1.85	-10.70	-9.38
VALIC Company I Blue Chip Growth Fund	265,270,445	1.44	2.48	680,266,252	0.06	0.00	1.85	0.09	1.97
VALIC Company I Capital Conservation Fund	41,178,080	1.06	1.37	151,892,365	2.04	0.40	1.85	-2.93	-1.50
VALIC Company I Core Equity Fund	53,956,824	1.70	1.84	219,365,992	1.16	0.40	1.85	-8.47	-7.13
VALIC Company I Dividend Value Fund	220,684,362	1.70	1.86	711,029,184	1.91	0.40	1.85	-10.67	-9.35
VALIC Company I Dynamic Allocation Fund	162,080,959	1.22	1.34	208,197,000	1.36	0.40	1.85	-8.64	-7.30
VALIC Company I Emerging Economies Fund	676,229,784	0.70	0.89	633,817,185	1.58	0.40	1.85	-20.82	-19.65
VALIC Company I Global Real Estate Fund	225,115,274	1.33	1.49	317,471,945	3.81	0.40	1.85	-7.75	-6.40
VALIC Company I Global Strategy Fund	171,661,237	1.27	1.49	331,626,256	0.00	0.40	1.85	-9.98	-8.66
VALIC Company I Government Money Market I Fund	165,491,511	0.88	1.00	326,741,596	1.28	0.40	1.85	-0.55	0.91
VALIC Company I Government Securities Fund	29,661,020	1.04	1.30	101,875,427	2.69	0.40	1.85	-1.34	0.11
VALIC Company I Growth Fund	506,233,283	1.96	2.08	1,130,204,874	0.58	0.40	1.85	-4.56	-3.16
VALIC Company I Health Sciences Fund	137,982,912	3.24	3.82	706,850,292	0.00	0.40	1.85	-0.90	0.56
VALIC Company I Inflation Protected Fund	459,866,794	1.01	1.03	595,375,939	1.70	0.00	1.85	-4.03	-2.22
VALIC Company I International Equities Index Fund	478,200,717	0.87	1.06	911,617,487	2.19	0.40	1.85	-15.33	-14.09
VALIC Company I International Government Bond Fund	41,596,081	0.98	1.31	124,581,902	1.05	0.40	1.85	-4.90	-3.50
VALIC Company I International Growth Fund	128,742,665	1.14	1.24	391,328,381	1.36	0.40	1.85	-9.81	-8.49
VALIC Company I International Socially Responsible Fund	52,724,451	1.45	1.58	334,161,388	1.83	0.40	1.85	-10.14	-8.82
VALIC Company I International Value Fund	507,208,049	0.89	0.99	618,032,802	2.10	0.00	1.85	-19.33	-17.81
VALIC Company I Large Cap Core Fund	50,661,879	1.94	2.21	130,684,233	1.08	0.40	1.85	-10.43	-9.11
VALIC Company I Large Capital Growth Fund	177,173,043	1.83	1.84	399,163,790	0.62	0.40	1.85	-1.14	0.31
VALIC Company I Mid Cap Index Fund	144,874,750	1.75	2.02	2,818,657,192	1.15	0.40	1.85	-13.07	-11.79
VALIC Company I Mid Cap Strategic Growth Fund	97,574,698	1.61	1.66	239,948,647	0.09	0.40	1.85	-6.48	-5.11
VALIC Company I Nasdaq-100 Index Fund	230,853,988	2.60	2.87	393,926,607	0.53	0.40	1.85	-2.46	-1.03
VALIC Company I Science & Technology Fund	162,973,839	2.39	2.68	1,141,701,306	0.00	0.40	1.85	-3.30	-1.88
VALIC Company I Small Cap Aggressive Growth Fund	49,862,408	1.91	2.28	133,397,123	0.00	0.40	1.85	-10.05	-8.72
VALIC Company I Small Cap Fund	50,949,880	1.68	1.87	262,683,184	0.28	0.40	1.85	-9.48	-8.15
VALIC Company I Small Cap Index Fund	154,248,615	1.64	1.79	1,010,809,213	1.03	0.40	1.85	-12.86	-11.58
VALIC Company I Small Cap Special Values Fund	103,110,708	1.67	1.75	191,951,271	1.32	0.40	1.85	-15.26	-14.02
VALIC Company I Small Mid Growth Fund	53,515,518	1.66	1.79	100,972,252	0.00	0.40	1.85	-7.04	-5.68
VALIC Company I Stock Index Fund	399,373,399	1.98	93.84	4,113,334,178	1.71	0.33	1.85	-6.47	-5.03
VALIC Company I Systematic Core Fund	24,676,192	1.64	1.79	105,507,598	0.97	0.40	1.85	-7.52	-6.17

64

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Systematic Value Fund	21,004,389		1.72	41,119,804	1.74	0.40	1.85	-13.04	-11.76
VALIC Company I Value Fund	32,021,641	1.51	1.64	71,085,760	1.65	0.40	1.85	-11.54	-10.24
VALIC Company II Aggressive Growth Lifestyle Fund	170,804,741	1.47	1.57	528,906,779	1.43	0.15	1.60	-10.06	-8.73
VALIC Company II Capital Appreciation Fund	19,162,320	1.88	2.03	41,217,310	0.45	0.15	1.60	-0.58	0.88
VALIC Company II Conservative Growth Lifestyle Fund	109,128,260	1.26	1.54	304,391,472	2.36	0.15	1.60	-7.55	-6.20
VALIC Company II Core Bond Fund	625,807,737	1.04	1.10	1,259,956,150	2.24	0.00	1.60	-3.60	-2.04
VALIC Company II Government Money Market II Fund	95,047,022	0.89	1.03	116,835,546	1.29	0.15	1.60	-0.34	1.12
VALIC Company II High Yield Bond Fund	159,619,662	1.28	1.58	437,180,562	5.60	0.15	1.60	-4.77	-3.38
VALIC Company II International Opportunities Fund	201,525,007	1.08	1.23	500,316,490	0.90	0.15	1.60	-18.82	-17.62
VALIC Company II Large Cap Value Fund	49,226,087	1.49	1.74	156,170,477	1.24	0.15	1.60	-11.56	-10.26
VALIC Company II Mid Cap Growth Fund	75,450,644		1.57	176,632,948	0.12	0.15	1.60	-8.89	-7.55
VALIC Company II Mid Cap Value Fund	113,038,656	1.53	1.63	617,783,072	0.46	0.15	1.60	-16.38	-15.15
VALIC Company II Moderate Growth Lifestyle Fund	273,159,524	1.40	1.62	853,639,488	1.63	0.15	1.60	-8.48	-7.14
VALIC Company II Small Cap Growth Fund	38,452,313	2.01	2.15	143,333,664	0.00	0.15	1.60	-6.18	-4.80
VALIC Company II Small Cap Value Fund	86,223,508	1.45	1.63	323,563,038	0.87	0.15	1.60	-16.92	-15.70
VALIC Company II Strategic Bond Fund	211,254,188	1.18	1.57	604,319,072	3.59	0.15	1.60	-5.08	-3.68
VALIC Company II U.S. Socially Responsible Fund	205,040,616	1.24	2.06	627,053,917	1.69	0.00	1.60	-6.72	-5.20
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	41,125,525	1.25	1.42	88,193,095	2.60	0.65	2.10	-4.98	-3.59
Vanguard LifeStrategy Growth Fund Investor Shares	94,046,683	1.45	1.46	230,105,943	2.37	0.65	2.10	-8.85	-7.51
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,419,127	1.36	1.46	233,716,151	2.48	0.65	2.10	-6.90	-5.53
Vanguard Long-Term Investment-Grade Fund Investor Shares	60,322,265	1.39	1.92	213,663,752	4.19	0.40	1.85	-7.68	-6.32
Vanguard Long-Term Treasury Fund Investor Shares	56,477,321	1.33	1.81	193,883,284	2.75	0.40	1.85	-3.71	-2.29
Vanguard Wellington Fund Investor Shares	400,037,303	1.20	1.60	1,769,540,521	2.71	0.00	2.10	-5.44	-3.42
Vanguard Windsor II Fund Investor Shares	361,271,823	1.57	1.73	1,473,470,129	2.18	0.65	2.10	-10.49	-9.18

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

65

The Variable Annuity Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2022 and 2021 and

for each of the three years ended December 31, 2022

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company

Opinion

We have audited the accompanying statutory financial statements of The Variable Annuity Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: 646 471 3000; F: 813 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, investment risk interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of

December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 25, 2023

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,

(in millions)	2022	2021

Admitted assets
Cash and investments
Bonds	$38,055	$38,538
Preferred stock	12	6
Common stock	208	147
Cash, cash equivalents and short-term investments	185	(61)
Mortgage loans	7,407	6,697
Real estate	4	5
Contract loans	422	458
Derivatives	275	236
Securities lending reinvested collateral assets	—	551
Derivative cash collateral	1	—
Other invested assets	2,268	2,234

Total cash and investments	48,837	48,811
Amounts receivable under reinsurance contracts	1	2
Current federal and foreign income tax recovery	(52)	—
Deferred tax asset	213	110
Due and accrued investment income	498	483
Receivables from affiliates	256	185
Other assets	32	80
Separate account assets	34,816	45,578

Total admitted assets	$84,601	$95,249

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,

(in millions, except per share data)	2022	2021

Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$37,550	$38,081
Liabilities for deposit-type contracts	6,890	6,137
Accident and health reserves	—	—
Premiums received in advance	—	—
Policy and contract claims	—	—
Policyholder dividends	—	—

Total policy reserves and contractual liabilities	44,440	44,218
Payable to affiliates	143	132
Interest maintenance reserve	16	112
Amounts withheld or retained by Company as agent or trustee and held for agents’ account	26	27
Federal income taxes payable	239	33
Derivatives	—	—
Payable for securities lending	—	763
Repurchase agreements	1,291	50
Collateral for derivatives program	287	256
Funds held under coinsurance	—	—
Accrued expenses and other liabilities	293	205
Net transfers from separate accounts due or accrued	(106)	(205)
Asset valuation reserve	801	800
Separate account liabilities	34,816	45,578

Total liabilities	82,246	91,969

Commitments and contingencies (see Note 20)

Capital and surplus
Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000 issued and outstanding	4	4
Other than special deficit funds	—	—
Gross paid-in and contributed surplus	2,298	2,263
Unassigned surplus	53	1,013

Total capital and surplus	2,355	3,280

Total liabilities and capital and surplus	$84,601	$95,249

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2022	2021	2020
Revenues
Premiums and annuity considerations	$(19,033)	$3,954	$4,014
Net investment income	2,162	2,118	2,006
Amortization of interest maintenance reserve	14	21	18
Reserve adjustments on reinsurance ceded	22,023	(108)	(55)
Commissions and expense allowances	460	—	—
Separate account fees	410	456	377
Other income	228	266	251
Total revenues	6,264	6,707	6,611
Benefits and expenses
Annuity benefits	691	791	683
Surrender benefits	5,833	6,392	5,351
Other benefits	169	272	146
Change in reserves	(531)	(9)	1,231
Commissions	154	155	153
General insurance expenses	382	395	400
Net transfers to (from) separate accounts	(1,711)	(2,370)	(2,136)
Other expenses	225	138	118
Total benefits and expenses	5,212	5,764	5,946
Net gain from operations before dividends to policyholders and federal income taxes	1,052	943	665
Net gain from operations after dividends to policyholders and before federal income taxes	1,051	943	665
Federal income tax expense	301	272	270
Net (loss) gain from operations	750	671	395
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	(98)	17	168
Net (losses) income	$652	$688	$563

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Other Than Special Surplus (Deficit) Funds	Gross Paid- In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2020	$4	$(3)	$2,263	$336	2,600
Net income (loss)	—	—	—	563	563
Change in net unrealized capital gains (losses)	—	—	—	(45)	(45)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	116	116
Change in deferred tax	—	—	—	139	139
Change in non-admitted assets	—	—	—	(122)	(122)
Change in reserve on account	—	—	—	134	134
Change in asset valuation reserve	—	—	—	(148)	(148)
Change in surplus from separate accounts	—	—	—	16	16
Other changes in surplus in separate accounts	—	—	—	(16)	(16)
Dividends	—	—	—	(360)	(360)
Disposition of investment	—	—	—	20	20
Prior period corrections (see Note 2)	—	—	—	8	8
Balance, December 31, 2020	$4	$(3)	$2,263	$641	$2,905
Net income (loss)	—	—	—	688	688
Change in net unrealized capital gains (losses)	—	—	—	194	194
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(77)	(77)
Change in deferred tax	—	—	—	142	142
Change in non-admitted assets	—	—	—	(92)	(92)
Change in asset valuation reserve	—	—	—	(56)	(56)
Change in surplus from separate accounts	—	—	—	11	11
Other changes in surplus in separate accounts	—	—	—	(11)	(11)
Dividends	—	—	—	(394)	(394)
Disposition of investment	—	—	—	1	1
Other changes	—	3	—	—	3
Prior period corrections (see Note 2)	—	—	—	(34)	(34)
Balance, December 31, 2021	$4	$—	$2,263	$1,013	$3,280
Net income (loss)	—	—	—	652	652
Change in net unrealized capital gains (losses)	—	—	—	70	70
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(173)	(173)
Change in deferred tax	—	—	—	(153)	(153)
Change in non-admitted assets	—	—	—	199	199
Change in asset valuation reserve	—	—	—	(1)	(1)
Change in surplus from separate accounts	—	—	—	21	21
Other changes in surplus in separate accounts	—	—	—	(21)	(21)
Additional paid-in surplus	—	—	34	—	34
Change in surplus as a result of reinsurance	—	—	—	1,166	1,166
Dividends	—	—	—	(2,700)	(2,700)
Prior period corrections (see Note 2)	—	—	—	(20)	(20)
Balance, December 31, 2022	$4	$—	$2,297	$53	$2,354

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2022	2021	2020
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$3,892	$3,954	$4,014
Net investment income collected	1,987	2,121	1,863
Other income	196	614	573
Total revenue received	6,075	6,689	6,450
Benefits paid	6,548	7,455	6,287
Net transfers from (to) separate accounts	(1,810)	(2,353)	(1,750)
Commissions and expenses paid	739	687	672
Federal income taxes paid	47	304	341
Total benefits and expenses paid	5,524	6,093	5,550
Net cash provided by operations	551	596	900
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,599	5,890	5,347
Stocks	26	15	40
Mortgage loans	2,662	694	600
Real estate	—	—	—
Other invested assets	987	593	572
Securities lending reinvested collateral assets	551	151	239
Total proceeds from investments sold, matured or repaid	7,825	7,343	6,798
Cost of investments acquired:
Bonds	3,137	6,731	6,745
Stocks	53	6	—
Mortgage loans	3,494	465	370
Real estate	—	—	—
Other invested assets	1,081	891	1,130
Securities lending reinvested collateral assets	—	(832)	210
Derivatives	(66)	—	—
Other, net	—	3	—
Total cost of investments acquired	7,699	7,264	8,455
Net adjustment in contract loans	(36)	(59)	(59)
Net cash provided by (used in) investing activities	162	138	(1,598)
Cash from financing and miscellaneous sources
Cash provided (applied):
Net deposits on (withdrawals from) deposit-type contracts	(87)	120	202
Dividends to parent	(2,700)	(394)	(360)
Change in securities lending	(763)	(716)	312
Other, net	3,082	225	282
Net cash provided by (used in) financing and miscellaneous activities	(468)	(765)	436
Net increase (decrease) in cash, cash equivalents and short-term investments	245	(31)	(262)
Cash, cash equivalents and short-term investments at beginning of year	(61)	(30)	232
Cash, cash equivalents and short-term investments at end of year	$184	$(61)	$(30)

Non-cash activities, excluded from above:
Non-cash Modco adjustment on ceded reinsurance	$(22,924)	$—	$—
Non-cash Fortitude Re settlement	—	26	—
Non-cash transfer from other invested assets to mortgage loans	260	2	—
Non-cash contribution to subsidiary	34
Non-cash return of capital from other invested assets to VALIC	2
Non-cash transfer from mortgage loans to other invested assets	—	—	35

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company (VALIC or the Company), is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holding, Inc. (AIG Life Holding ). AIG Life Holding is wholly owned by Corebridge Financial Inc. (Corebridge), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 50 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. VALIC’s primary products include fixed and variable annuities, and mutual funds and plan administrative and compliance services. The Company utilizes career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual annuity deposits for any individual advisor in 2022 or 2021 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with American General Life Insurance Company (AGL), pursuant to which certain blocks of the Company’s variable annuity (VA) business were ceded to AGL. The ceded reserves and assets supporting the reserves remain on the Company’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of the Company’s VA contracts, excluding those issued by the Company in the State of New York and those that have been previously assumed (through reinsurance) by the Company. See Affiliate Transactions note for more details.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities of three months or less and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. Hedge accounting was not used for any derivative instruments in 2021.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020 and subsequent years. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a net asset IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $659 million and $858 million at December 31, 2022 and 2021, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020 and subsequent years, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for Corebridge’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $46 million at December 31, 2022.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries and third-party managers is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement, because the Company is included in the consolidated federal income tax return of its ultimate parent company filing group. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based-reserving (PBR) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above.

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. VALIC will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date.

In implementing SSAP 108, the Company uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2021 and 2022 have received the approval of the TDI.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2022, one out-of-period error was identified and corrected, which decreased unassigned surplus by $19 million.

In 2021, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $34 million. The most significant was a tax correction related to 2013-2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, one out-of-period error was identified and corrected, which decreased reserves relating to fixed annuities due to a rate update/survivorship formula correction and increased surplus by $8 million. The Company’s management does not believe this correction to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any net asset IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any net asset IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Bonds:
U.S. government obligations	$609	$10	$(38)	$581
All other governments	1,131	3	(158)	976
States, territories and possessions	294	—	(26)	268
Political subdivisions of states, territories and possessions	174	—	(10)	164
Special revenue	3,121	2	(374)	2,749
Industrial and miscellaneous	31,510	193	(4,994)	26,709
Hybrid securities	105	1	(10)	96
Bank loans	1,111	7	(59)	1,059
Parent, subsidiaries and affiliates	—	—	—	—
Total bonds	38,055	216	(5,669)	32,602
Preferred stock	12	—	—	12
Common stock*	208	—	—	208
Total equity securities	220	—	—	220
Total	$38,275	$216	$(5,669)	$32,822
December 31, 2021
Bonds:
U.S. government obligations	$617	$86	$—	$703
All other government	1,215	96	(20)	1,291
States, territories and possessions	311	41	—	352
Political subdivisions of states, territories and possessions	185	36	—	221
Special revenue	3,330	335	(3)	3,662
Industrial and miscellaneous	31,962	2,344	(252)	34,054
Hybrid securities	115	13	—	128
Bank loans	803	6	(19)	790
Total bonds	38,538	2,957	(294)	41,201
Preferred stock	6	—	—	6
Common stock*	147	—	—	147
Total equity securities	153	—	—	153
Total	$38,691	$2,957	$(294)	$41,354

  * Common stock includes $8 million and $128 million of investments in affiliates at December 31, 2022 and 2021, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Bonds:
U.S. government obligations	$265	$(38)	$—	$—	$265	$(38)
All other government	902	(158)	—	—	902	(158)
U.S. States, territories and possessions	267	(26)	—	—	267	(26)
Political subdivisions of states, territories and possessions	117	(10)	—	—	117	(10)
Special revenue	2,668	(374)	—	—	2,668	(374)
Industrial and miscellaneous	23,499	(4,573)	1,367	(428)	24,866	(5,001)
Hybrid securities	85	(10)	—	—	85	(10)
Bank loans	633	(39)	307	(22)	940	(61)
Total bonds	28,436	(5,228)	1,674	(450)	30,110	(5,678)
Preferred stock	12	(1)	—	—	12	(1)
Common stock	—	—	—	—	—	—
Total equity securities	12	(1)	—	—	12	(1)
Total	$28,448	$(5,229)	$1,674	$(450)	$30,122	$(5,679)
December 31, 2021
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
All other government	165	(11)	54	(9)	219	(20)
U.S States, territories and possessions	—	—	—	—	—	—
Political subdivisions of states, territories and possessions	—	—	—	—	—	—
Special revenue	52	(1)	33	(2)	85	(3)
Industrial and miscellaneous	4,777	(107)	1,758	(149)	6,535	(256)
Hybrid securities	4	—	—	—	4	—
Bank loans	220	(5)	320	(15)	540	(20)
Total	$5,218	$(124)	$2,165	$(175)	$7,383	$(299)
Preferred stock	1	—	—	—	1	—
Common stock	2	—	—	—	2	—
Total equity securities	3	—	—	—	3	—
Total	$5,221	$(124)	$2,165	$(175)	$7,386	$(299)

As of December 31, 2022 and 2021, the number of bonds and equity securities in an unrealized loss position was 4,250 and 1221, respectively. Bonds comprised 4,247 of the total of which 4,056 were in a continuous loss position greater than 12 months at December 31, 2022. Bonds comprised 1221 of the total of which 912 were in a continuous loss position greater than 12 months at December 31, 2021.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2022 and 2021, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2022

Due in one year or less	$555	$555
Due after one year through five years	4,726	4,533
Due after five years through ten years	5,524	4,962
Due after ten years	16,435	12,608
LBaSS	10,889	10,017
Total	$38,129	$32,675

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $74 million and $92 million at December 31, 2022 and 2021, respectively, which is the fair value. At December 31, 2022 and 2021, the Company had no income excluded from due and accrued for bonds.

December 31, 2022, the Company’s bond portfolio included bonds totaling $2.3 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2021, the Company’s bond portfolio included bonds totaling $2.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

December 31, 2022 and 2021The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,

	2022	2021

Consumer cyclical	19.7%	21.1%

Consumer non-cyclical	17.3	16.8

Energy	12.1	17.0
Other	15.9	—

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2022		December 31, 2021

(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$10,888	$10,017	$10,303	$10,969

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2022 and 2021, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2022 and 2021, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2022, 2021 and 2020, the Company recognized total OTTI of $18 million, $0.3 million and $15.4 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2022 and 2021, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022

LBaSS	$8,287	$(917)	$394	$(118)	$8,681	$(1,035)

December 31, 2021

LBaSS	$1,773	$(24)	$129	$(7)	$1,902	$(31)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,

(in millions)	2022	2021
Balance, beginning of year	$382	$400

Increases due to:

Credit impairment on new securities subject to impairment losses	5	—

Additional credit impairment on previously impaired investments	13	—
Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	31	19
Balance, end of year	$369	$381

See Note 20 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2022.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Mortgage Loans

Mortgage loans had outstanding principal balances of $7.5 billion and $6.7 billion at December 31, 2022 and 2021, respectively. Contractual interest rates range from 0.00 percent to 10.75 percent. The mortgage loans at December 31, 2022 had maturity dates ranging from 2023 to 2061.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2022	2021
Geographic distribution:
Mid-Atlantic	29.8%	33.8%
Foreign	14.9	15.3
Pacific	19.4	15.3
South Atlantic	12.8	13.8
West South Central	5.3	5.1
East North Central	6.6	7.1
New England	4.4	6.0
Mountain	4.5	2.9
East South Central	2.1	0.5
West North Central	0.2	0.2
Total	100.0%	100.0%
Property type distribution:
Multi-family	33.5%	36.7%
Office	26.5	28.6
Retail	11.9	16.8
Industrial	12.0	6.1
Hotel/Motel	8.1	8.8
Other	8.0	3.0
Total	100.0%	100.0%

At December 31, 2022, there were 128 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 75 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2022 and 2021:

	Years Ended December 31,
	2022		2021
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	7.83%	3.00%	8.95%	2.40%
Multi-family	8.37	3.05	5.76	2.05
Retail	—	—	5.65	5.65
Industrial	9.34	3.10	3.69	3.08
Hotel/Motel	8.68	4.04	6.00	—
Other	10.32	2.17	4.67	2.44

The Company did not reduce the interest rate on any loans during 2022. The Company did not reduce any interest rates during 2021.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 80.0 percent and 95.0 percent, in 2022 and 2021, respectively.

At December 31, 2022, the Company held $261 million in impaired mortgages with $222 million of related allowances for credit losses and $39 million in impaired loans without a related allowance. At December 31, 2021, the Company held $141 million in impaired mortgages with $39 million of related allowances for credit losses and $102 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $181

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

million and $103 million, at December 31, 2022 and 2021, respectively. The Company recognized interest income of $8 million, $4 million and $1 million, in 2022, 2021 and 2020, respectively.

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2022	2021	2020
Balance, beginning of year	$60	$74	$47
Additions (reductions) charged to unrealized capital loss	19	(14)	27
Direct write-downs charged against allowance	(4)	—	—
Balance, end of year	$75	$60	$74

During 2022, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2022	2021
Current	$7,403	$6,665
30 - 59 days past due	3	12
60 - 89 days past due	—	—
90 - 179 days past due	—	20
Greater than 180 days past due	1	—
Total	$7,407	$6,697

At December 31, 2022 and 2021, the Company had mortgage loans outstanding under participant or co-lender agreements of $5.7 billion and $5.0 billion, respectively.

The Company had $131 million and $111 million in restructured loans at December 31, 2022 and 2021, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2022:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	— %	$191	0.40	$—	— %
b. 91% to 95%	—	—	61	0.10	—	—
c. 81% to 90%	—	—	201	0.40	—	—
d. 71% to 80%	—	—	606	1.20	—	—
e. below 70%	550	1.10	5,797	11.60	—	—
Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2022 and 2021. In 2022, the Company had $2 million in outstanding commitments to debtors that hold loans with restructured terms. In 2021, the Company had $2 million in outstanding commitments to debtors that hold loans with restructured terms.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2022	2021
Properties occupied by the Company	$4	$5
Properties held for production of income	—	—
Properties held for sale	—	—
Total	$4	$5

The Company recognized no gains or losses in 2022 , 2021 & 2020 . The Company recognized gains of $1 million on the sale of real estate property in 2019. The Company did not recognize any impairment write-downs for its investment in real estate during 2022, 2021 and 2020.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2022	2021
Investments in limited liability companies	$165	$469
Investments in limited partnerships	1,438	1,308
Other unaffiliated investments	644	367
Receivable for securities	23	94
Initial margin for futures	4	3
Non-admitted assets	(6)	(7)
Total	$2,268	$2,234

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $427 million at December 31, 2022. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $4 million, $7 million and $15 million during 2022, 2021 and 2020, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$1,589	$1,658	$1,677
Preferred stocks	3	—	1
Common stocks	—	—	—
Cash and short-term investments	13	5	10
Mortgage loans	307	315	296
Real estate*	2	2	2
Contract loans	22	24	27
Derivatives	156	42	10
Investment income from affiliates	133	97	25
Other invested assets	47	36	33
Gross investment income	2,272	2,179	2,081

Investment expenses	(110)	(61)	(75)
Net investment income	$2,162	$2,118	$2,006

* Includes amounts for the occupancy of Company-owned property of $2 million, $2 million and $5 million in 2022, 2021 and 2020, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(154)	$27	$(36)
Preferred stocks	—	7	(1)
Common stocks	—	(2)	(5)
Cash and short-term investments	(1)	—	(2)
Mortgage loans	(25)	—	(3)
Real estate	—	—	—
Derivatives	(58)	(36)	165
Other invested assets	10	71	101
Realized capital gains (losses)	(228)	67	219
Federal income tax (expense) benefit	48	(14)	(46)
Net gains transferred to IMR	82	(36)	(5)
Net realized capital gains (losses)	$(98)	$17	$168

During 2022, 2021 and 2020, the Company recognized $43 million, $18 million and $43 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2022	2021	2020
Proceeds	$1,813	$1,265	$1,427

Gross realized capital gains	$39	$58	$55
Gross realized capital losses	(143)	(23)	(47)
Net realized capital gains	$(104)	$35	$8
The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):
	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(111)	$(64)	$83
Preferred and common stocks	(13)	41	25
Mortgage loans	(103)	(10)	24
Derivatives	57	75	(51)
Other invested assets	44	95	4
Federal income tax expense	24	(20)	(14)
Net change in unrealized gains (losses) of investments	$(102)	$117	$71

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2022	2021	2022	2021	2022	2021
Bonds - AC	6	$3	66	$12	65	$12
LB&SS - AC	12	1	2	1	1	1
Preferred Stock - AC	1	1	3	—	3	—
Preferred Stock - FV	—	—	—	—	—	—
Total	$19	$5	71	$13	69	$13

AC - Amortized Cost

FV - Fair Value

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2022 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
55265K3E7	$617	$613	$4	$613	$594	3/31/2022
16162TT97	1,042	924	119	924	820	3/31/2022
Quarterly Total	$1,659	$1,537	$122	$1,537	$1,414
03927NAF0	$59	$35	$24	$35	$35	6/30/2022
151314GH8	44	—	44	—	—	6/30/2022
12669FK85	33	—	33	—	—	6/30/2022
92925VAF7	4,211	4,188	22	4,188	4,075	6/30/2022
855541AC2	1,725	1,651	74	1,651	1,587	6/30/2022
Quarterly Total	$6,072	$5,874	$198	$5,874	$5,697
07387AFX8	$1,896	$1,876	$20	$1,876	$2,172	9/30/2022
07386HK26	3,556	2,924	632	2,924	2,858	9/30/2022
54910ECU7	2,867	2,377	490	2,377	4,705	9/30/2022
54910EDW2	3,049	2,313	737	2,313	4,578	9/30/2022
54910EFN0	458	321	136	321	636	9/30/2022
073873AA9	2,048	1,958	89	1,958	3,025	9/30/2022
126694JT6	1,533	1,511	22	1,511	1,395	9/30/2022
073870AA5	6,171	6,136	35	6,136	7,328	9/30/2022
073868AA9	3,528	3,004	524	3,004	3,938	9/30/2022
073871AA3	1,110	830	280	830	1,277	9/30/2022
05530NAA5	2,662	2,384	278	2,384	5,491	9/30/2022
02660KAA0	6,226	5,896	330	5,896	7,027	9/30/2022
073875AA4	2,412	1,987	425	1,987	2,869	9/30/2022
040104RG8	6,440	5,682	757	5,682	7,293	9/30/2022
058928AN2	621	612	8	612	697	9/30/2022
02150TAD2	2,982	2,702	281	2,702	2,702	9/30/2022
007036QE9	4,031	3,906	125	3,906	4,574	9/30/2022
007036ET9	723	693	31	693	693	9/30/2022
Quarterly Total	$52,311	$47,111	$5,200	$47,111	$63,260
12669GBA8	$672	$656	$17	$656	$657	12/31/2022
75114GAC3	1,018	1,017	1	1,017	983	12/31/2022
74927XAD4	4,444	4,185	259	4,185	5,736	12/31/2022
17307GCB2	70	26	43	26	—	12/31/2022
61915YAC5	18,074	16,668	1,406	16,668	18,001	12/31/2022
55265K3F4	72	25	47	25	5	12/31/2022
12652CBF5	267	225	41	225	225	12/31/2022
69371VBL0	72	72	—	72	84	12/31/2022
69374JBV2	79	75	4	75	106	12/31/2022
69374XBU3	56	55	1	55	58	12/31/2022
693684BV3	75	48	27	48	53	12/31/2022
693650BU6	89	51	38	51	51	12/31/2022
69376DBU5	144	143	1	143	79	12/31/2022
93364CAA6	12,290	12,223	67	12,223	11,336	12/31/2022
3622N6AA7	4,768	4,741	27	4,741	4,605	12/31/2022
126670QT8	34,260	33,563	697	33,563	33,629	12/31/2022
94984NAA0	2,239	1,993	246	1,993	1,964	12/31/2022
16163HAE1	5,837	5,687	151	5,687	5,723	12/31/2022

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
542514UK8	8,742	8,563	179	8,563	8,981	12/31/2022
3622EBAA6	1,284	1,255	29	1,255	1,568	12/31/2022
452550AB2	2,906	2,808	98	2,808	2,808	12/31/2022
86361GAC0	1,294	1,292	2	1,292	1,687	12/31/2022
12566TAD9	1,772	1,460	312	1,460	2,001	12/31/2022
36242D4W0	4,422	4,144	278	4,144	4,156	12/31/2022
57643MKK9	157	139	18	139	139	12/31/2022
45256VAA5	3,315	3,251	64	3,251	3,809	12/31/2022
64352VNZ0	2,507	2,484	22	2,484	2,484	12/31/2022
41162DAD1	8,716	8,660	56	8,660	9,270	12/31/2022
76110WTM8	2,397	2,308	89	2,308	2,308	12/31/2022
126685DB9	4,715	3,885	830	3,885	3,820	12/31/2022
362334BS2	2,267	2,242	24	2,242	2,872	12/31/2022
3622EBAB4	684	669	16	669	838	12/31/2022
05952EAA4	10,186	10,053	132	10,053	9,986	12/31/2022
05952GAA9	2,359	2,348	11	2,348	2,333	12/31/2022
54251WAA0	6,587	6,412	174	6,412	8,584	12/31/2022
17310UAC6	386	366	21	366	574	12/31/2022
83611MGV4	4,512	4,358	154	4,358	4,357	12/31/2022
885220DQ3	103	94	9	94	94	12/31/2022
45669BAA0	10,347	10,016	330	10,016	12,591	12/31/2022
45660NS22	2,197	2,149	48	2,149	2,161	12/31/2022
126694LE6	1,563	1,448	114	1,448	1,454	12/31/2022
05946XP64	1,394	1,367	27	1,367	1,367	12/31/2022
362341EN5	447	428	19	428	430	12/31/2022
12669G4P3	2,463	2,433	30	2,433	2,468	12/31/2022
12669GC58	1,678	1,585	93	1,585	1,555	12/31/2022
05946XSQ7	491	472	19	472	472	12/31/2022
12667GBC6	3,082	2,918	164	2,918	2,896	12/31/2022
22541QAP7	53	50	3	50	50	12/31/2022
7609857J4	584	515	69	515	988	12/31/2022
52524YAF0	3,288	3,241	47	3,241	5,332	12/31/2022
02151JAA9	43,997	43,071	926	43,071	42,357	12/31/2022
12667FJC0	624	605	19	605	605	12/31/2022
362244AC9	1,600	1,575	25	1,575	1,660	12/31/2022
863579B64	2,632	2,615	18	2,615	3,012	12/31/2022
94983JAA0	5,793	5,666	127	5,666	5,312	12/31/2022
073879MY1	24,832	24,519	313	24,519	24,187	12/31/2022
12669E2W5	1,577	1,545	32	1,545	1,545	12/31/2022
02151RAA1	2,471	2,296	174	2,296	2,296	12/31/2022
16162WMD8	2,391	2,301	90	2,301	2,298	12/31/2022
225458Z43	1,132	1,097	34	1,097	1,100	12/31/2022
126694PP7	1,266	1,246	20	1,246	1,246	12/31/2022
23243NAH1	59	55	4	55	54	12/31/2022
151314GG0	565	537	28	537	537	12/31/2022
929227C87	739	715	23	715	719	12/31/2022
22541SVM7	56	16	40	16	1	12/31/2022
225470FB4	1,531	1,358	173	1,358	1,362	12/31/2022
05952FAC7	3,282	3,157	125	3,157	3,157	12/31/2022
151314GC9	625	587	37	587	587	12/31/2022
12669GYN5	3,707	3,533	174	3,533	3,495	12/31/2022
225458KZ0	404	400	4	400	400	12/31/2022
12669FK77	10,238	9,259	979	9,259	9,286	12/31/2022
05946XWX7	480	475	5	475	475	12/31/2022
225458FX1	668	391	277	391	60	12/31/2022

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22541SVL9	694	408	287	408	179	12/31/2022
36185N2P4	3,736	3,445	291	3,445	3,340	12/31/2022
760985TN1	137	38	99	38	39	12/31/2022
225458X29	1,356	1,343	13	1,343	1,348	12/31/2022
15132EKA5	1,530	1,452	77	1,452	1,456	12/31/2022
22541QR87	659	416	243	416	366	12/31/2022
23247LAD0	9,502	9,262	240	9,262	9,262	12/31/2022
84751WAE4	4,629	4,144	484	4,144	4,352	12/31/2022
92922F5W4	5,319	5,306	13	5,306	5,000	12/31/2022
45669FAC7	1,135	1,126	9	1,126	1,223	12/31/2022
251510FV0	3,082	3,065	17	3,065	3,312	12/31/2022
76111XVN0	5,082	5,021	61	5,021	4,711	12/31/2022
362341WX3	7,069	6,957	112	6,957	7,167	12/31/2022
05952DAB4	1,692	1,620	72	1,620	1,620	12/31/2022
64352VNK3	5,658	5,612	46	5,612	5,612	12/31/2022
94986DAA0	48	46	2	46	46	12/31/2022
12667FMW2	320	303	17	303	303	12/31/2022
92922FQF8	5	5	—	5	5	12/31/2022
05946XR62	917	895	22	895	895	12/31/2022
007036HY5	912	865	47	865	865	12/31/2022
76112BKM1	1,062	1,010	52	1,010	1,010	12/31/2022
000780PA8	112	107	5	107	107	12/31/2022
36242D7R8	1,457	1,317	140	1,317	1,317	12/31/2022
22541SGL6	851	787	64	787	787	12/31/2022
172973M97	510	476	35	476	476	12/31/2022
45254NQF7	1,446	1,398	48	1,398	1,398	12/31/2022
Quarterly Total	$351,013	$338,312	$12,701	$338,312	$349,676
		Year-end Total	$18,221

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2021, the Company had bonds loaned with a fair value of approximately $726 million, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
30 days or less	$ —	$175
31 to 60 days	—	215
61 to 90 days	—	373
Greater than 90 days	—	—
Subtotal	—	763
Securities collateral received	—	—
Total collateral received	$ —	$763

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$551	$551
Subtotal	—	—	551	551
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$551	$551

Repurchase Agreements

At December 31, 2022 and 2021, bonds with a fair value of approximately $1.3 billion and $52 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
Open positions	$—	$—
30 days or less	1,021	50
31 to 60 days	271	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	1,292	50
Securities collateral received	—	—
Total collateral received	$1,292	$50

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$87	$73	$105	$23
2. Overnight	67	60	54	304
3. 2 Days to 1 Week	—	—	3	422
4. > 1 Week to 1 Month	—	—	—	1,003
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$65	$73	$21	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	387
4. > 1 Week to 1 Month	—	—	—	904
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Cash (Collateral - All)	$154	$133	$162	$1,753
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance 1. Cash (Collateral - All)	$65	$73	$21	$1,291
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2022		December 31, 2021

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,524	$1,266	$48	$52
Greater than three years	—	—	—	—
Subtotal	1,524	1,266	48	52
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,524	$1,266	$48	$52

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance 1. BACV	$68	$93	$32	$1,524
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	68	76	21	1,266

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance a. Bonds - BACV	$—	$655	$869	$—
b. Bonds - FV	—	542	724	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	655	869	—
q. Total Assets - FV	—	542	724	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,

(in millions)	2022	2021

On deposit with states	$3	$3
Securities lending	—	669
Collateral held on securities lending	—	763
FHLB stock and collateral pledged	2,228	454
Subject to repurchase agreements	1,524	48
Collateral for derivatives	5	19
Other restricted assets	—	274

Total	$3,760	$2,230

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2022
In general account:
RMBS	$283	$278	$324	$(1)
CDOs	—	—	—	—
CMBS	—	—	—	—
Total subprime exposure	$283	$278	$324	$(1)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees discussed in Note 2, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital loss of $57 million in 2022, unrealized capital loss of $75 million in 2021 and unrealized capital loss of $51 million in 2020, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2022			December 31, 2021

(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$10	$—	$—	$834	$20	$20
Foreign exchange contracts	1,972	294	293	1,727	119	119
Equity contracts	3,097	77	77	4,170	179	179
Other contracts	—	—	—	—	—	—
Derivative liabilities, gross	5,079	371	370	6,731	318	318
Counter party netting*	—	(96)	(96)	—	(82)	(82)
Derivative assets, net	$5,079	$275	$274	$6,731	$236	$236
Liabilities:
Interest rate contracts	$652	$18	$18	$70	$—	$—
Foreign exchange contracts	1,185	58	58	1,153	26	26
Equity contracts	667	21	21	609	56	56
Other contracts	—	—	—	—	—	—
Derivative liabilities, gross	2,504	97	97	1,832	82	82
Counter party netting*	—	(96)	(96)	—	(82)	(82)
Derivative liabilities, net	$2,504	$1	$1	$1,832	$—	$—

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2022		December 31, 2021
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$371	$(96)	$318	$82
Amount offset	(96)	96	(82)	(82)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$275	$—	$236	$—

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2022		December 31, 2021
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$10	2023	$834	2060
Foreign exchange contracts	1,972	2050	1,727	2051
Equity contracts	3,097	2024	4,170	2023
Derivative liabilities:
Interest rate contracts	652	2027	70	2022
Foreign exchange contracts	1,185	2051	1,153	2056
Equity contracts	667	2024	609	2022

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $52 million and $64 million at December 31, 2022 and 2021, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2022
Assets:
Bonds	$32,572	$38,026	$—	$28,740	$3,831
Preferred stocks	9	9	—	9	—
Common stocks	55	55	—	55	—
Cash, cash equivalents and short-term investments	185	185	(156)	341	—
Mortgage loans	6,665	7,407	—	—	6,665
Contract loans	422	422	—	—	422
Derivatives	(18)	(16)	—	(18)	—
Receivables for securities	17	17	—	17	—
Securities lending reinvested collateral assets	—	—	—	—	—
Separate account assets	513	513	—	513	—
Liabilities:
Policy reserves and contractual liabilities	46,810	44,256	—	—	46,810
Payable for securities	5	5	—	5	—
Payable for securities lending	—	—	—	—	—
December 31, 2021
Assets:
Bonds	$41,182	$38,520	$—	$37,008	$4,174
Preferred stocks	3	3	—	3	—
Common stocks	17	17	—	17	—
Cash, cash equivalents and short-term investments	(61)	(61)	(61)	—	—
Mortgage loans	7,033	6,697	—	—	7,033
Contract loans	458	458	—	—	458
Receivables for securities	94	94	—	94	—
Securities lending reinvested collateral assets	551	551	—	551	—
Separate account assets	429	429	—	429	—
Liabilities:
Policy reserves and contractual liabilities	54,778	43,995	—	—	54,778
Payable for securities	99	99	—	99	—
Payable for securities lending	763	763	—	763	—

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2022
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$29	$1	$—	$30

Total bonds	—	29	1	—	30
Preferred stock
Industrial and miscellaneous	—	—	3	—	3
Total preferred stock	—	—	3	—	3
Common stock
Industrial and miscellaneous	3	—	—	—	3
Total common stock	3	—	—	—	3
Derivative assets:
Interest rate contracts	—	—	—	—	—
Foreign exchange contracts	—	293	—	—	293
Equity contracts	—	33	43	—	76
Counterparty netting	—	—	—	(96)	(96)
Total derivative assets	—	326	43	(96)	273
Separate account assets	34,198	104	—	—	34,302
Total assets at fair value	$34,201	$459	$47	$(96)	$34,611
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$18	$—	$—	$18
Foreign exchange contracts	—	41	—	—	41
Equity contracts	—	21	—	—	21
Credit contracts	—	—	—	—	—
Other contracts	—	—	—	—	—
Counterparty netting	—	—	—	(96)	(96)
Total derivative liabilities	—	80	—	(96)	(16)
Total liabilities at fair value	$—	$80	$—	$(96)	$(16)
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$—	$18	$—	$18
Total bonds	—	—	18	—	18
Preferred stock
Industrial and miscellaneous	—	—	3	—	3
Total preferred stock	—	—	3	—	3
Common stock
Industrial and miscellaneous	2	—	—	—	2
Total common stock	2	—	—	—	2
Derivative assets:
Interest rate contracts	—	20	—	—	20
Foreign exchange contracts	—	119	—	—	119
Equity contracts	1	109	70	—	180
Counterparty netting	—	—	—	(82)	(82)
Total derivative assets	1	248	70	(82)	237
Separate account assets	45,031	117	—	—	45,148
Total assets at fair value	$45,034	$365	$91	$(82)	$45,408
Liabilities at fair value:
Derivative liabilities:
Foreign exchange contracts	$—	$25	$—	$—	$25
Equity contracts	—	56	—	—	56
Counterparty netting	—	—	—	(82)	(82)
Total derivative liabilities	—	81	—	(82)	(1)
Total liabilities at fair value	$—	$81	$—	$(82)	$(1)

  * Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2021	$7	$—	$—	$19	$26
Total realized/unrealized capital gains or losses:
Included in net (loss) income	—	7	—	8	15
Included in surplus	—	—	—	(8)	(8)
Purchases, issuances and settlements	(7)	(5)	—	33	21
Transfers into Level 3	18	1	—	18	37
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2021	$18	$3	$—	$70	$91
Total realized/unrealized capital gains or losses:
Included in net (loss) income	5	—	—	(43)	(38)
Included in surplus	(5)	(1)	—	(54)	(60)
Purchases, issuances and settlements	(45)	1	—	70	26
Transfers into Level 3	53	—	—	—	53
Transfers out of Level 3	(24)	—	—	—	(24)
Balance, December 31, 2022	$2	$3	$—	$43	$48

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2022 and 2021, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2022 and 2021 may include changes in fair value that were attributable to both observable and unobservable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2022.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2022
Derivative assets at fair value	$—	$327	$43	$370
Derivative liabilities at fair value	—	(80)	—	(80)

December 31, 2021
Derivative assets at fair value	$1	$248	$70	$319
Derivative liabilities at fair value	—	82	—	82

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2022	2021
Life insurance	$—	$—
Annuities (excluding supplementary contracts with life contingencies)	37,172	37,706
Supplementary contracts with life contingencies	278	291
Accidental death benefits	—	—
Disability - active lives	—	—
Disability - disabled lives	—	—
Excess of VM-21 reserves over basic reserves	54	10
Deficiency reserves	—	—
Other miscellaneous reserve	46	74
Gross life and annuity reserves	37,550	38,081
Reinsurance ceded	—	—
Net life and annuity reserves	37,550	38,081
Accident and health reserves
Unearned premium reserves	—	—
Present value of amounts not yet due on claims	—	—
Additional contract reserves	—	—
Gross accident and health reserves	—	—
Reinsurance ceded	—	—
Net accident and health reserves	—	—
Aggregate policy reserves	$37,550	$38,081

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2022

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$5,405	$513	$11,616	$17,534	40.90%
b. At book value less current surrender charge of 5% or more	2,211	—	—	2,211	5.16%
c. At fair value	—	—	6,033	6,033	14.07%

d. Total with market adjustment or at fair value	7,616	513	17,649	25,778	60.13%

e. At book value without adjustment (minimal or no charge or adjustment)	16,449	—	—	16,449	38.37%
(2) Not subject to discretionary withdrawal	616	—	23	639	1.49%

(3) Total (gross: direct + assumed)	$24,681	$513	$17,672	$42,866	99.99%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$24,681	$513	$17,672	$42,866
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$487	$37	$—	$524

 * Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2022

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$968	$—	$1,791	$2,759	9.40%

b. At book value less current surrender charge of 5% or more	3,783	—	—	3,783	12.89%
c. At fair value	—	105	14,628	14,733	50.21%

d. Total with market adjustment or at fair value	4,751	105	16,419	21,275	72.50%
e. At book value without adjustment (minimal or no charge or adjustment)	7,947	—	—	7,947	27.09%

(2) Not subject to discretionary withdrawal	118	—	—	118	0.40%

(3) Total (gross: direct + assumed)	$12,816	$105	$16,419	$29,340	99.99%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$12,816	$105	$16,419	$29,340
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$575	$—	$—	$575

 * Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2022

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$4,562	$—	$—	$4,562	66.22%

b. At book value less current surrender charge of 5% or more	2	—	—	2	0.03%
c. At fair value	—	—	—	—	—%

d. Total with market adjustment or at fair value	4,564	—	—	4,564	66.25%

e. At book value without adjustment (minimal or no charge or adjustment)	1,369	—	—	1,369	19.87%

(2) Not subject to discretionary withdrawal	956	—	—	956	13.88%

(3) Total (gross: direct + assumed)	$6,889	$—	$—	$6,889	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$6,889	$—	$—	$6,889
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

 * Represents annuity reserves reported in separate accounts liabilities.

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2022:

December 31, 2022
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:

(1) Term policies with cash value	$—	$—	$—	$—	$—	$—
(2) Universal life	—	—	—	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	—	—	—	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	—	—	—	—	—	—
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	—	—	—	—	—	—
(2) Accidental death benefits	—	—	—	—	—	—
(3) Disability - active lives	—	—	—	—	—	—
(4) Disability - disabled lives	—	—	—	—	—	—
(5) Miscellaneous reserves	—	—	—	—	—	—
C. Total (gross: direct + assumed)	$—	$—	$—	$—	$—	$—
D. Reinsurance ceded	—	—	—	—	—	—
E. Total (net) (C) - (D)	$—	$—	$—	$—	$—	$—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2022		December 31, 2021

(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$34,258	$—	$45,019	$—
Annuities with MVA features	—	446	—	429
DeKalb separate account	113	—	130	—
Total	$34,371	$446	$45,149	$429

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2022 and 2021 is $928 million and $294 million, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2022	$16	$2
2021	16	2
2020	16	2
2019	16	1
2018	17	1

Certain separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one quarter only, where the guaranteed interest rate is re-established each quarter based on the investment experience of the separate account. In no event can the interest rate be less than 3 percent. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at market value). The assets and liabilities of these separate accounts are carried at the quoted market value of the underlying assets. This business has been included in Column 1 of the table below.

There was no separate account business seed money at December 31, 2022 and 2021.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$—	$140	$—	$1,611	$1,751
Reserves for accounts with assets at:
Market value	$—	$105	$—	$34,092	$34,197
Amortized costs	—	513	—	—	513
Total reserves	$—	$618	$—	$34,092	$34,710
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$513	$—	$13,407	$13,920
At market value	—	105	—	20,661	20,766
Subtotal	—	618	—	34,068	34,686
Not subject to discretionary withdrawal	—	—	—	23	23
Total reserves	$—	$618	$—	$34,091	$34,709
December 31, 2021
Premiums, considerations or deposits	$—	$37	$—	$1,975	$2,012
Reserves for accounts with assets at:
Market value	$—	$122	$—	$44,818	$44,940
Amortized costs	—	425	—	—	425
Total reserves	$—	$547	$—	$44,818	$45,365
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$425	$—	$17,931	$18,356
At market value	—	122	—	26,856	26,978
Subtotal	—	547	—	44,787	45,334
Not subject to discretionary withdrawal	—	—	—	31	31
Total reserves	$—	$547	$—	$44,818	$45,365
Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2022	2021	2020
Transfers to separate accounts	$1,751	$2,017	$1,967
Transfers from separate accounts	(3,462)	(4,387)	(4,103)
Net transfers to (from) separate accounts	(1,711)	(2,370)	(2,136)
Transfers as reported in the Statutory Statements of Operations	$(1,711)	$(2,370)	$(2,136)

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $54 million and $10 million at December 31, 2022 and 2021, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $374 million and $161 million at December 31, 2022 and 2021, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $351 million and $115 million at December 31, 2022 and 2021, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. REINSURANCE

At December 31, 2022 and 2021, policy reserves on reinsurance assumed were $93 million and $94 million, respectively.

The Company has modified coinsurance and coinsurance reinsurance agreements with MetLife in Japan, pertaining to certain policies written via its branch in Japan. Under the agreements, the Company assumes liability for a quota share portion of contracts issued by MetLife in Japan that include GMIB and GMWB. The contracts assumed also include a GMDB provision. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions. The benefits provided by the reinsured contracts are assumed with a 50 percent quota share and varied quota share under the modified coinsurance agreements. The agreements are unlimited in duration, but were terminated for new business after March 31, 2009.

The Company calculates total policy reserves for contracts assumed by MetLife in Japan pursuant to AG 43, which includes all assumed GMIB, GMWB and GMDB benefits. MetLife in Japan holds a modified coinsurance reserve for the contracts under the agreements. The Company holds a reserve equal to the excess, if any, of the AG 43 reserve above the modified coinsurance reserve.

Fortitude Re is a Bermuda reinsurance company which was established in 2018 by AIG to enter into a series of reinsurance transactions related to AIG’s run-off portfolio. In two transactions in 2018 and 2020, AIG sold substantially all of its ownership interest in Fortitude Re’s parent company (“FR Parent”) to Carlyle FRL, an investment fund advised by an affiliate of The Carlyle Group and T&D Investments, Inc., a subsidiary of T&D Holdings, Inc. We currently hold a less than 3% indirect interest in Fortitude Re.

As of December 31, 2022, $29.3 billion of AGL, USL and VALIC reserves representing a mix of run-off life and annuity risks had been ceded to Fortitude Re under these reinsurance transactions. Effective as of January 1, 2022, certain AIG subsidiaries sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies. The ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain of our ceded business to those companies.

15. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The Company has not determined as of the reporting date if it will be subject to the CAMT in 2023. The 2022 financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary		Capital	Total
Gross DTA	$521	$379	$900	$514	$482	$996	$7	$	$(103)	$(96)
Statutory valuation allowance adjustment	—	82	82	—	—	—	—		82	82
Adjusted gross DTA	521	297	818	514	482	996	7		(185)	(178)
DTA non-admitted	302	297	599	349	482	831	(47)		(185)	(232)
Net admitted DTA	219	—	219	165	—	165	54		—	54
DTL	6	—	6	55	—	55	(49)		—	(49)
Total	$213	$—	$213	$110	$—	$110	$103	$	$—	$103

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	213	—	213	110	—	110	103	—	103
1. Adjusted gross DTA expected to be realized following the reporting date	213	—	213	110	—	110	103	—	103
2. Adjusted gross DTA allowed per limitation threshold	—	—	441	—	—	596	—	—	(155)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	6	—	6	55	—	55	(49)	—	(49)
DTA admitted as the result of application of SSAP 101	$219	$—	$219	$165	$—	$165	$54	$—	$54

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	790%	931%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,943	$3,970

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax expense
Federal	$301	$272	$270
Federal income tax on net capital gains (losses)	(48)	14	46
Federal income tax incurred	253	286	316

	Years Ended December 31,
(in millions)	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$142	$130	$13
Investments	99	3	96
Deferred acquisition costs	251	229	22
Fixed assets	27	113	(87)
Tax credit carryforward		36	(36)
Other (including items less than 5% of total ordinary tax assets)	2	3	(1)
Subtotal	521	514	7
Non-admitted	302	349	(47)
Admitted ordinary deferred tax assets	219	165	54
Capital:
Investments	379	482	(103)
Subtotal	379	482	(103)
Statutory valuation allowance adjustment	82	—	82
Non-admitted	297	482	(185)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	219	165	54
Deferred tax liabilities:
Ordinary:
Investments		11	(11)
Policyholder reserves	6	44	(38)
Other (including items less than 5% of total ordinary tax liabilities)	—	—	—
Subtotal	6	55	(49)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	6	55	(49)
Net deferred tax assets	$213	$110	103

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2022	2021	Change
Total adjusted deferred tax assets	$818	$996	$(178)
Total deferred tax liabilities	6	55	(49)
Net adjusted deferred tax assets	$812	$941	(129)
Tax effect of unrealized gains (losses)			(24)
Change in net deferred income tax			$(153)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2022		December 31, 2021		December 31, 2020

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate

Income tax expense at applicable rate	$190	21.0%	$205	21.0%	$185	21.0%

Change in valuation adjustment	82	9.1	—	—	—	—

Dividend received deduction	(42)	(4.6)	(33)	(3.4)	(24)	(2.8)

Prior year return true-ups and adjustments	(30)	(3.4)	(16)	(1.7)	(22)	(2.5)

Amortization of interest maintenance reserve	(20)	(2.2)	3	0.3	8	0.9

Tax credit expiration	(16)	(1.8)	10	1.0	(3)	(0.3)

Surplus adjustments	241	26.6	2	0.2	34	4.0

Change in non-admitted assets	—	—	—	0.1	(1)	(0.2)

Other permanent adjustments	1	0.1	—	—	—	—

Disregarded entities	—	—	—	—	—	—

Statutory income tax expense (benefit)	$406	44.8%	$171	17.5%	$177	20.1%

Federal income taxes incurred	$253	27.9%	$286	29.4%	$316	35.9%

Change in net deferred income taxes	153	16.9	(116)	(11.9)	(139)	(15.8)

Total statutory income taxes	$406	44.8%	$170	17.5%	$177	20.1%

At December 31, 2022, the Company had no foreign tax credits carryforwards.

At December 31, 2022, the Company had no operating loss carryforwards and no capital loss carryforwards.

At December 31, 2022, the Company had no general business credit carryforwards.

At December 31, 2022, the Company had no alternative minimum tax credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,
Capital
2020	$—
2021	161
2022	—
Total	$161

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $818 million and concluded that a $82 million valuation allowance was required at December 31, 2022. The Company concluded that no valuation allowance was required on the DTAs of $996 million at December 31, 2021.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2022	2021
Gross unrecognized tax benefits at beginning of year	$11	$12
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(1)
Gross unrecognized tax benefits at end of year	$11	$11

At December 31, 2022, and 2021, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $11 million for both years.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2022 and 2021, the Company had accrued less than $1 million for the payment of interest (net of the federal benefit) and penalties. At December 31, 2022 and 2021, the Company recognized a benefit of less than $1 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2022, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2019. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2021 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2022.

For the period prior to the tax deconsolidation of Corebridge from AIG, the Company will join in the filing of a consolidated federal income tax return with AIG.

The following table lists those companies that form part of the 2022 AIG consolidated federal tax return:

Company	Company
A.I. Credit Corp.	AIG Credit Corp.

AGC Life Insurance Company	AIG Direct Insurance Services, Inc.

AGL Assignment Company, LLC	AIG Employee Services, Inc.

AGL Loan Investments Corporation	AIG FCOE, Inc.

AGLIC Investments Bermuda Limited	AIG Federal Savings Bank

AH SubGP 1158 Flat Iron, LLC	AIG Financial Products Corp.

AH SubGP 1384 Woodglen, LLC	AIG Fund Services, Inc.

AH SubGP 1450 Timber, LLC	AIG Global Asset Management Holdings Corp.

AH SubGP 1535 Hunter’s Run, LLC	AIG Global Capital Markets Securities, LLC

AH SubGP 1551 Spanish Creek, LLC	AIG Global Operations (Ireland) Limited

AH SubGP 479 Sunrise, LLC	AIG Global Real Estate Investment Corp.

AH SubGP 516 Merrilltown, LLC	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS

AH SubGP 693 Parkland Pointe, LLC	AIG Home Protection Company, Inc.

AH SubGP 716 Villas of Mission Bend, LLC	AIG Insurance Management Services, Inc.

AH SubGP 759 Parker Commons, LLC	AIG International Inc.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AH SubGP 911 Mainland, LLC	AIG Kirkwood, Inc.

AIG Aerospace Adjustment Services, Inc.	AIG Life Holdings, Inc.

AIG Aerospace Insurance Services, Inc.	AIG Life of Bermuda, Ltd.

AIG Asset Management (U.S.), LLC	AIG Markets, Inc.

AIG Asset Management EU CLO, LLC	AIG Matched Funding Corp.

AIG Assurance Company	AIG MEA Investments and Services, LLC

AIG BG Holdings LLC	AIG Mortgage Capital, LLC

AIG Capital Corporation	AIG North America, Inc.

AIG Capital Services, Inc.	AIGGRE U.S. Real Estate Fund IV Lexington

AIG Century Verwaltungsgesellschaft mbH	AIGGRE VISTA, LLC

AIG Claims, Inc.	AIGT Inc. Hong Kong Branch

AIG Commercial Equipment Finance, Inc.	AIU Insurance Company

AIG Commercial Real Estate Lending	Akita, Inc.

AIG Credit (Europe) Corporation	Alabaster Capital LLC
AIG Property Casualty, Inc.	AlphaCat Capital Inc.

AIG Realty, Inc.	AM Holdings LLC

AIG Securities Lending Corp.	AIG Partnership Holdings Corp.

AIG Shared Services	AIG PC Global Services Inc.

AIG Shared Services Corporation	AIG Procurement Services, Inc.

AIG Shared Services Corporation - Management	AIG Property Casualty Company

AIG Shared Services Corporation (Philippines)	AIG Property Casualty International, LLC

AIG Specialty Insurance Company	AIG Property Casualty U.S., Inc.

AIG Spring Ridge I, Inc.	American Athletic Club, Inc.

AIG Technologies, Inc.	American General Annuity Service Corporation

AIG Technologies, Inc. (U.K. branch)	American General Assignment

AIG Travel Assist, Inc.	American General Assignment Corporation

AIG TRAVEL EMEA LIMITED	American General Insurance Agency, Inc.

AIG TRAVEL EUROPE LIMITED	American General Life Ins. Co. Non-Insulated

AIG Travel, Inc.	American General Life Insurance Co. - Insulat

AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	American General Life Insurance Company

AIG Warranty Services of Florida, Inc.	American General Life Services Company, LLC

AIG WarrantyGuard, Inc.	American General Realty

AIG.COM, Inc.	American Home Assurance Company

AIG-FP Capital Preservation Corp.	American International Facilities Management

AIG-FP Matched Funding Corp.	American International Group, Inc.

AIG-FP Pinestead Holdings Corp.	American International Realty Corporation

AIGGRE DC Ballpark Investor, LLC	American International Reinsurance

AIGGRE Europe Real Estate Fund I	Arthur J. Glatfelter Agency, Inc.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AIGGRE Europe Real Estate Fund I GP S.a r.l.	Blackboard Customer Care Insurance Services

AIGGRE Europe Real Estate Fund II GP S.a.r.l	Blackboard Insurance Company

AIGGRE U.S. LT Apartments Investor Lexington	Blackboard Services, LLC

AIGGRE U.S. Real Estate Fund I	Blackboard Specialty Insurance Company

AIGGRE U.S. Real Estate Fund II	Blackboard U.S. Holdings, Inc.

AIGGRE U.S. Real Estate Fund II GP, LLC	CAP Investor 1, LLC

AIGGRE U.S. Real Estate Fund III	CAP Investor 10, LLC

CAP Investor 14, LLC	LSTREET I, LLC

CAP Investor 2, LLC	LSTREET II, LLC

CAP Investor 4, LLC	MG Reinsurance Limited

CAP Investor 5, LLC	MIP PE Holdings, LLC

CAP Investor 8, LLC	Morefar Marketing, Inc.

Charleston Bay SAHP Corp.	Mt. Mansfield Company, Inc.

Commerce and Industry Insurance Company	National Union Fire Insurance

Crop Risk Services, Inc.	National Union Fire Insurance Company

Crossings SAHP Corp.	New Hampshire Insurance Company

Curzon Funding Limited	NF Seven (Cayman) Limited

Curzon Street Funding Designated Activity	PCG 2019 Corporate Member Limited

Design Professionals Association	Pearce & Pearce, Inc.

DIL/SAHP Corp.	Pine Street Real Estate Holdings Corp.

DSA P&C Solutions, Inc.	Prairie SAHP Corp.

Eaglestone Reinsurance Company	Rialto Melbourne Investor LLC

Eastgreen, Inc.	SubGen NT, Inc.

First Principles Capital Management, LLC	SunAmerica Affordable Housing Partners, Inc.

Fortitude Life & Annuity Solutions, Inc.	SunAmerica Asset Management, LLC

GIG of Missouri, Inc.	SunAmerica Fund Assets 83, LLC

Glatfelter Claims Management, Inc.	SunAmerica Life Reinsurance Company

Glatfelter Properties, LLC	SunAmerica Retirement Markets, Inc.

Glatfelter Underwriting Services, Inc.	Susquehanna Agents Alliance, LLC

Global Loss Prevention, Inc.	The Glatfelter Agency, Inc.

Global Loss Prevention, Inc. [Canada]	The Insurance Company of the State of Pennsylvania

Grand Savannah SAHP Corp.	The United States Life Insurance Company

Granite State Insurance Company	The United States Life Insurance Company - Insulated

Health Direct, Inc.	The Variable Annuity Life - Insulated

HOSPITAL PLAN INSURANCE SERVICES	The Variable Annuity Life - Non-Insulated

HPIS LIMITED	The Variable Annuity Life Insurance Company

Illinois National Insurance Co.	Travel Guard Americas LLC Sucursal Mexico

Integrated Manufacturing Companies, Inc.	Travel Guard Americas, LLC

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

Knickerbocker Corporation	Travel Guard Americas, LLC [Argentina]

LBMA Equipment Services, Inc.	Travel Guard Group, Inc.

Lexington Insurance Company	Tudor Insurance Company

Lexington Specialty Insurance Agency, Inc.	U G Corporation

Lilac Heights LLC	VALIC Financial Advisors, Inc.

Livetravel, Inc.	VALIC Retirement Services Company

Risk Specialists Companies	Validus America, Inc.

SA Affordable Housing, LLC	Validus Re Americas (New Jersey), Inc.

SA SubGP 1000 Woodwind Lakes, LLC	Validus Reaseguros, Inc.

SAAHP GP Corp.	Validus Services, Inc.

SAFG Capital LLC	Validus Specialty Underwriting Services, Inc.

SAFG Markets, LLC	Validus Specialty, LLC

SAFG Retirement Services, Inc.	Volunteer Firemen’s Insurance Services, Inc.

SAFG Technologies, LLC	Western World Insurance Company

SAHP GA III - SC LLC

SCSP Corp.

Service Net Solutions of Florida, LLC

Service Net Warranty, LLC

SNW Insurance Agency, LLC

Spruce Peak Realty, LLC

Stowe Mountain Holdings, Inc.

Stratford Insurance Company

For the period following the tax deconsolidation of Corebridge from AIG, the Company will join with AGC Life, AGL, AIGB, and USL, in filing a consolidated life company federal income tax return .

The Company has written agreements with both parent entities, AIG and AGC Life under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both, AIG and AGC Life, agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated period.

16. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2022, the Company exceeded RBC requirements that would require any regulatory action.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31, or (2) the preceding year’s statutory net gain from operations. Subject to the TDI requirements, the maximum dividend payout that may be made in 2023 without prior approval of the TDI is $750 million. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. At December 31, 2022, the companies unassigned surplus was $53 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2022, 2021 and 2020:

Date	Type	Cash or Non-cash	Amount (in millions)
2022

March 28, 2022	Ordinary	Cash	$100
June 24, 2022	Ordinary	Cash	100
September 28, 2022	Extraordinary	Cash	400
December 27, 2022	Extraordinary	Cash	2100

2021

June 15, 2021	Ordinary	Cash	$34
September 24, 2021	Ordinary	Cash	86
December 27, 2021	Ordinary	Cash	274

2020

September 18, 2020	Ordinary	Cash	$86
December 18, 2020	Ordinary	Cash	274

17. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

Certain Corebridge employees participate in various AIG sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from an allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2022	2021	2020
Defined benefit plans	$(9)	$(15)	$(9)

Defined Contribution Plan

Prior to August 22, 2022, Corebridge employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $25 million, $23 million and $22 million in 2022, 2021 and 2020, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan (each as applicable, the “LTIP”), which are governed by the AIG 2013 Omnibus Incentive Plan (“Omnibus Plan”). The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to our employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives.

AIG RSUs and AIG stock options granted to Corebridge employees by AIG will be earned based solely on continued service by the participant while AIG PSUs will be earned based on both continued service and AIG achieving specified performance goals at the end of a three year performance period. These performance goals were pre-established by AIG’s Compensation and Management Resources Committee (“CMRC”) for each annual grant. The actual number of PSUs earned can vary from zero to 200% of the amount granted. Vesting occurs on January 1 of the year immediately following the end of the three-year performance period.

Prior to 2021, LTI awards accrued dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs were subject to the same vesting terms and conditions as the underlying unit. Beginning in 2021, PSUs and RSUs granted via the annual 2021 LTI award (as of the date of grant), and those existing from the 2020 LTI awards (as of the third quarter) accrue dividend equivalent rights (DERs) as AIG’s dividends are declared. These DERs will be settled in cash only if the underlying units’ vesting conditions are met; previously accrued DEUs were not impacted by this change.

The fair value of AIG RSUs and AIG PSUs that are earned solely based on certain AIG-specific metrics was based on the closing price of AIG Common Stock on the grant date; while the fair value of AIG PSUs that are earned based on AIG’s relative total shareholder return (“TSR”) was determined on the grant date using a Monte Carlo simulation. The fair value of AIG stock options was estimated on the grant date using the Black-Scholes model.

On September 6, 2022, Corebridge adopted the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and the Corebridge Financial, Inc. Long-term Incentive Plan (the “LTIP,” together with the 2022 Plan, the “Corebridge Plans”). Following the IPO, equity awards may be granted under the Corebridge Plans to current employees or directors of the Company or, solely with respect to their final year of service, former employees.

Equity awards under the Corebridge Plans are linked to Corebridge common stock (“CRBG Stock”). A total of 40,000,000 shares of CRBG Stock are authorized for delivery pursuant to awards granted or assumed under the Plans. Delivered shares may be newly-issued shares or shares held in treasury.

All AIG RSUs that were held by active Corebridge employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of CRBG Stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding). Specifically, the AIG RSUs were converted to Corebridge RSUs based on a conversion factor of 2.580952. The conversion factor was determined by the AIG closing stock price on September 14 ($54.20) divided by the public offering price for CRBG Stock in the IPO ($21.00).

The Company receives an allocation for these expenses. The Company recognized compensation expenses of $12 million, $10 million and $9 million for the years ending December 31, 2022, 2021 and 2020, respectively, on the date of grant of which all was recharged to related parties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2022	2021
Membership stock - Class B	$7	$7
Activity stock	37	9
Excess stock	10	1
Total	$54	$17

Actual or estimated borrowing capacity as determined by the insurer	$2,488	$2,985

The Company did not hold any Class A at December 31, 2022 or 2021.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$2,228	$2,017	$454	$479

Maximum amount pledged during reporting period	2,228	2,017	710	761

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2022	2021

Maximum amount borrowed during reporting period	$909	$210

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2022 or 2021.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table reflects the principal amounts of the funding agreements issued to the FHLB :

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$209
5-year fixed rate	August 25, 2022	700

19. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $1,029 million and $955 million at December 31, 2022 and 2021, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2022, $292 million are currently expected to expire in 2023, and the remainder by 2041 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2022 and 2021, the Company had $731 million and $347 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $179 million are expected to expire in 2023 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2022, the future minimum lease payments under the operating leases are as follows:

(in millions)
2023	$3
2024	2
2025	1
2026	—
2027	—
Remaining years after 2027	—
Total	$6

Rent expense was 3 million, $3 million and $4 million in 2022, 2021 and 2020, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $8 million for these guarantee fund assessments at December 31, 2022 and 2021, respectively. The Company has recorded receivables of $3 million at December 31, 2022 and 2021, respectively, for expected recoveries against the payment of future premium taxes.

The Company is not subject to the risk-sharing provisions of the Affordable Care Act.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Standard of Care Development

The Company provides products and services to certain employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or the Code. Plans subject to ERISA include certain pension and profit-sharing plans and welfare plans, including health, life and disability plans. As a result, our activities are subject to the restrictions imposed by ERISA and the Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Code are subject to enforcement by the DOL, the IRS and the Pension Benefit Guaranty Corporation.

The Company and our distributors are subject to laws and regulations regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. We closely monitor these legislative and regulatory activities and evaluate the impact of these requirements on us and our customers, distribution partners and financial advisers. Where needed, we have made significant investments to implement and enhance our tools, processes and procedures, to comply with the final rules and interpretations. These efforts and enhancements have resulted in increased compliance costs and may impact sales results and increase regulatory and litigation risk. Additional changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, have impacted, and may impact our businesses, results of operations and financial condition.

20. RELATED PARTY TRANSACTIONS

Events Related to AIG and Corebridge

Separation of Life and Retirement Business and Relationship with Blackstone

On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which AIG sold 80 million shares of Corebridge common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge. AIG is a publicly-traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG and its consolidated subsidiaries, unless the context refers to AIG only.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone. Pursuant to the partnership, Corebridge initially transferred $50 billion of assets in their investment portfolio to Blackstone. As of December 31, 2022, the book value of the assets transferred to Blackstone was $48.9 billion. Further beginning in the fourth quarter of 2022, Corebridge transferred $2.1 billion to Blackstone and will transfer $2.1 billion each quarter for an aggregate of $92.5 billion by the third quarter of 2027.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge board of directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with our other subsidiaries (collectively, the “Non-Life Group”) for the five-year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion. As of September 30, 2022, the promissory note to AIG has been paid in full.

On December 15, 2021, Corebridge and Blackstone Real Estate Income Trust (“BREIT”), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of the Company’s interests in a U.S. affordable housing portfolio for $4.9 billion.

Investment Management Agreements with BlackRock

Under the BlackRock Agreements, Corebridge completed the transfer of the management of approximately $82.4 billion in book value of liquid fixed income and certain private placement assets in the aggregate to BlackRock as of December 31, 2022. In addition, liquid fixed income assets associated with Fortitude Re portfolio were separately transferred to BlackRock. The BlackRock Agreements provide Corebridge with access to market-leading capabilities, including portfolio management, research and tactical strategies in addition to a larger pool of investment professionals. Corebridge believes BlackRock’s scale and fee structure make BlackRock an excellent outsourcing partner for certain asset classes and will allow us to further optimize our investment management operating model while improving overall performance. The fees, terms and conditions of the BlackRock Agreements were extensively negotiated, and Corebridge believes them to be highly competitive with those available from other leading investment managers for a fixed income portfolio of comparable size. Further, BlackRock is responsible for its own overhead and operating expenses under the BlackRock Agreements, with the insurance company subsidiaries reimbursing reasonable and documented out-of-pocket third-party expenses.

With respect to other potential liabilities under the BlackRock Agreements, the insurance company subsidiaries have agreed to indemnify BlackRock for certain losses incurred in connection with the services provided by BlackRock pursuant to the BlackRock Agreements or resulting from the insurance company subsidiaries’ breach of the investment management agreements.

The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, confidentiality and other provisions. The investment management agreements will continue unless terminated by either party on 45 days’ notice or by us immediately for cause. Corebridge will continue to be responsible for the overall investment portfolio, including decisions surrounding asset allocation, risk composition and investment strategy.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fortitude Re

Fortitude Re was established during the first quarter of 2018 in a series of reinsurance transactions related to AIG’s run-off operations. Those reinsurance transactions were designed to consolidate most of AIG’s Insurance run-off lines into a single legal entity. As of December 31, 2022, approximately $29.0 billion of reserves from Corebridge Run-Off Lines and approximately $3.2 billion of reserves from AIG’s General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. Of the Fortitude Re reinsurance agreements, the largest is the Amended and Restated Combination Coinsurance and Modified Coinsurance Agreement by and between Corebridge’s subsidiary, AGL and Fortitude Re. Under this treaty, approximately $22.1 billion of AGL reserves as of December 31, 2022 were ceded to Fortitude Re representing a mix of life and annuity risks. Fortitude Re provides 100 percent reinsurance of the ceded risks. AGL retains the risk of collection of any third party reinsurance covering the ceded business. At effectiveness of the treaty, an amount equal to the aggregate ceded reserves was deposited by AGL into a modified coinsurance account of AGL to secure the obligations of Fortitude Re. Fortitude Re receives or makes quarterly payments that represent the net gain or loss under the treaty for the relevant quarter, including any net investment gain or loss on the assets in the modified coinsurance account. In December 2022, the management of most of the public fixed income securities in the modified coinsurance account was transitioned to BlackRock. In accordance with the terms of the treaty, following the third anniversary of the June 2, 2020 closing of the sale of our majority interest in Fortitude Group Holdings, L.L.C., Fortitude Re has increased rights to direct the appointment of investment managers to manage the assets in the modified coinsurance account.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies that administer the Life and Retirement and General Insurance ceded business, and the ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain Life and Retirement and General Insurance ceded business to such companies.

Transfer of AIG Technologies, Inc and Eastgreen Inc.

In connection with the Reorganization, Corebridge and AIG entered into agreements under which Corebridge purchased AIG Technologies, Inc. (“AIGT”) and Eastgreen, Inc. (“Eastgreen”) from AIG affiliates on February 28, 2022 for total consideration of $107 million. AIGT provides data processing, technology and infrastructure services to Corebridge and AIG entities in the United States, including management of AIG hardware and networks. AIGT utilizes two data centers to provide its services. The real estate related to the two data centers is owned by Eastgreen. To the extent needed, AIGT will continue to provide services to AIG for a transition period.

COVID-19

We are continually assessing the impact on our business, operations and investments of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

The most significant impacts relating to COVID-19 have been the impact of interest rate, credit spreads and equity market levels on spread and fee income, and increased mortality. We are actively monitoring the mortality rates and the potential direct and indirect impacts that COVID-19 may have across our businesses. The last two quarters saw the fewest national fatalities since the start of the pandemic. Actual data related to cause of death is not always available for all claims paid, and such cause of death data does not always capture the existence of comorbid conditions. The regulatory approach to the pandemic and impact on the insurance industry is continuing to evolve and its ultimate impact remains uncertain.

We have a diverse investment portfolio with material exposures to various forms of credit risk. To date, there has been minimal impact on the value of the portfolio. At this point in time, uncertainty surrounding the duration and severity of the COVID-19 pandemic makes the long-term financial impact difficult to quantify.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19 continued to have an impact in 2022. Circumstances resulting from the COVID-19 pandemic, in addition to an increase in claims, may also impact utilization of benefits, lapses or surrenders of policies and payments of insurance premiums, all of which have impacted and could further impact the revenues and expenses associated with our products.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.2 Investments, Selkirk No.3V Investments), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.2 Investments was redeemed in full in 2020, and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA).

In each transaction, a portion of the Company’s securities were transferred to the RSA of the affiliate, AGL, in exchange for other AGL securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2012, 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

In February 2021, March 2021 and May 2021, the structured securities issued by Ambrose 2013-4, Ambrose 2012-1 and Ambrose 2014-6, respectively, were redeemed in full.

American Home Guarantee

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies that the Company issued between March 3, 2003 and December 29, 2006. American Home’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantee.

Affiliate Transactions

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with American General Life Insurance Company (AGL), pursuant to which certain blocks of the Company’s variable annuity (VA) business were ceded to AGL. The ceded reserves and assets supporting the reserves remain on the Company’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of the Company’s VA contracts, excluding those issued by the Company in the State of New York and those that have been previously assumed (through reinsurance) by the Company. At inception, the Company ceded approximately $22.9 billion of reserves and received a ceding commission of approximately $1.5 billion from AGL representing the embedded profits in the business ceded. $23 billion was recorded as a reduction in premiums and $22 billion was recorded in reserve adjustments on reinsurance ceded in the statutory statement of operations. The majority of the initial ceding commission was recognized directly in surplus on an after-tax basis, while a portion of the ceding

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

commission ($0.3 billion) was recognized as Commission and expense allowances on reinsured ceded in the Summary of Operations as an offset to the related tax expense. The after-tax surplus impact will be amortized over the life of the treaty as the after-tax profits emerge on the reinsured business and will be recognized as Commission and expense allowances on reinsured ceded in the Summary of Operations, offset by a corresponding charge to change in surplus as a result of reinsurance with no net impact on capital and surplus. After contract inception, AGL will pay a ceding commission and expense allowance to reimburse the Company for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and AGL to more efficiently manage the reserve and capital requirements for their VA business.

During the year ended December 31, 2022, the Company purchased $1.0 billion and sold $1.4 billion of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI, as applicable..

At December 31, 2022, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $10.9 million, $12.7 million, $35 million, $112.3 million, $4.9 million and $80.5 million, respectively.

At December 31, 2021, the Company’s unfunded capital commitments to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $10.9 million, $13.1 million, $59.4 million, $5.5 million and $85.6 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $11.3 million, $14.9 million, $59.3 million, $6 million and $103.3 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from AIG (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and reborrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. This agreement terminated concurrent with the IPO of Corebridge Financial on September 19, 2022.

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. As of December 31, 2022, the Company had no outstanding balance owing under this revolving loan facility.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2022:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
VALIC Retirement Services Company	$78	$—	$78	N/A
American Gen Asnmt Corp NY	—	—	—	N/A
HRA Administrator LLC	—	—	—	N/A
AG Insurance Agency	—	—	—	N/A
VALIC Finl Advisors Inc	71	—	71	N/A
Broadstone Juniper LLC	3	—	3	N/A
CIBANCO SA IBM Fideicomiso CIB/2133 (Mexico Industrial Puebla)	17	—	17	N/A
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	49	—	49	N/A
AIGGRE LB Southeast Industrial JV LLC	78	—	78	N/A
Bayshore PII Company LLC	6	—	6	N/A
AIGGRE US Real Estate Fund IV Development Sidecar LP	20	—	20	N/A
GRE LB Industrial Joint Venture II, LP	15	—	15	N/A
AIGGRE U.S. Real Estate Fund IV, LP	93	—	93	N/A
Branch Retail Partners II, LP	11	—	11	N/A
Bayshore Shopping Center JV LLC	15	—	15	N/A
AIGGRE U.S. Real Estate Fund III, LP	93	—	93	N/A
Corebridge REI Bartlett Investor I LLC	2	—	2	N/A
Corebridge REI Papermill Investor I LLC	1	—	1	N/A
AIGGRE U.S. LT Apartments JV, LP	25	—	25	N/A
AIGGRE U.S. Real Estate Fund II, LP	16	—	16	N/A
AIGGRE Europe Real Estate Fund I S.C.SP	2	—	2	N/A
AIGGRE U.S. Real Estate Fund I, LP	(1)	—	(1)	N/A
Total	$594	—	$594

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $240 million and $35 million at December 31, 2022 and 2021, respectively. These funds were reclassified in 2021 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $413 million, $419 million and $427 million as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2022, 2021 and 2020, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $34 million in 2022, and $39 million in 2021 and $43 million in 2020, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

21. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 25, 2023, the date the financial statements were issued.

Supplemental Information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2022
Investment income earned:
Government bonds	$31
Other bonds (unaffiliated)	1,589
Bonds of affiliates	—
Preferred stocks (unaffiliated)	3
Common stocks (unaffiliated)	100
Common stocks of affiliates	—
Cash and short-term investments	13
Mortgage loans	308
Real estate	2
Contract loans	22
Other invested assets	47
Derivative instruments	156
Miscellaneous income	—
Gross investment income	$2,271

Real estate owned - book value less encumbrances	$4

Mortgage loans - book value:
Commercial mortgages	$6,748
Residential mortgages	551
Mezzanine loans	183
Affiliated residential mortgages
Total mortgage loans	$7,482

Mortgage loans by standing - book value:
Good standing	$7,344
Good standing with restructured terms	137
Interest overdue more than 90 days, not in foreclosure	1
Foreclosure in process	—
Total mortgage loans	$7,482

Partnerships - statement value	$2,241

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$38,055
Common stocks	208

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,877
Over 1 year through 5 years	9,737
Over 5 years through 10 years	9,465
Over 10 years through 20 years	7,550
Over 20 years	9,500
Total maturity	$38,129

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$21,557
Class 2	14,081
Class 3	1,339
Class 4	661
Class 5	417
Class 6	74
Total by class	$38,129

Total bonds, short-term and cash equivalent bond investments publicly traded	$21,332
Total bonds, short-term and cash equivalent bond investments privately traded	16,797

Preferred stocks - statement value	$12
Common stocks - market value	208
Short-term investments - book value	74
Cash equivalents - book value	267
Options, caps and floors owned - statement value	56
Collar, swap and forward agreements open - statement value	218
Futures contracts open - current value	—
Cash on deposit	(156)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2022
Life insurance in-force:
Industrial	$—
Ordinary	2
Credit	—
Group	—

Amount of accidental death insurance in-force under ordinary policies	—

Life insurance policies with disability provisions in-force:
Industrial	—
Ordinary	—
Group life	—

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	24
Income payable	6

Ordinary - involving life contingencies:
Amount on deposit	284
Income payable	37

Group - not involving life contingencies:
Amount on deposit	—

Annuities:
Ordinary:
Immediate - amount of income payable	$17
Deferred, fully paid - account balance	24,102
Deferred, not fully paid - account balance	—

Group:
Amount of income payable	11
Fully paid - account balance	18,677
Not fully paid - account balance	—

Accident and health insurance - premiums in-force:
Other	$—
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$703
Dividend accumulations - account balance	—

Claim payments in 2022

Group accident & health:
2022	$—
2021	—
2020	—
2019	—
2018	—
Prior	—

Other accident & health:
2022	—
2021	—
2020	—
2019	—
2018	—
Prior	—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

1. The Company’s total admitted assets as of December 31, 2022 are $84.6 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2022 are $49.8 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	AIG DECO Fund II LP	OIA- LP	$711	1.40%
b.	AIG Global Real Estate Investment Corp	OIA	427	0.90
c.	Amazon.com, Inc.	Bonds	238	0.50
d.	Oracle Corporation	Bonds	232	0.50
e.	Verizon Communications Inc.	Bonds	198	0.40
f.	Duke Energy Corporation	Bonds	191	0.40
g.	California, State of	Bonds	180	0.40
h.	JPMorgan Chase & Co.	Bonds	177	0.40
i.	Walt Disney Company, The	Bonds	173	0.30
j.	Sempra Energy	Bonds	169	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$21,557	43.30%	P/RP - 1	$9	—%
NAIC - 2	14,081	28.30	P/RP - 2	—	—
NAIC - 3	1,339	2.70	P/RP - 3	—	—
NAIC - 4	661	1.30	P/RP - 4	—	—
NAIC - 5	417	0.80	P/RP - 5	3	—
NAIC - 6	74	0.10	P/RP - 6	—	—

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$8,161	16.40%
b.	Foreign currency denominated investments	2,392	4.80
c.	Insurance liabilities denominated in that same foreign currency	—	—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$6,935	13.90%
b.	Countries rated NAIC - 2	829	1.70
c.	Countries rated NAIC - 3 or below	397	0.80

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$1,579	3.20%
	Country 2: Australia	1,112	2.20
b.	Countries rated NAIC - 2
	Country 1: Mexico	281	0.60
	Country 2: Indonesia	159	0.30
c.	Countries rated NAIC - 3 or below
	Country 1: British Virgin Isles	153	0.30
	Country 2: Colombia	116	0.20

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets

Aggregate unhedged foreign currency exposure	$2,392	4.80%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$2,280	4.60%
b.	Countries rated NAIC - 2	3	—
c.	Countries rated NAIC - 3 or below	108	0.20

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$893	1.80%
	Country 2: Ireland	382	0.80
b.	Countries rated NAIC - 2
	Country 1: Peru	2	—
	Country 2: Mexico	1	—
c.	Countries rated NAIC - 3 or below
	Country 1: British Virgin Isles	84	0.20
	Country 2: European Union	23	—

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Dexus	NAIC 1 - Bonds	$122	0.20%
b.	5555187Get Living London EV Holdco Limited	MORTGAGE LOAN	120	0.20
c.	Vodafone Group Plc	NAIC 2 - Bonds	95	0.20
d.	5555143 GS London Portfolio II Unit Trust	MORTGAGE LOAN	90	0.20
e.	GPT Group, The	NAIC 1 - Bonds	85	0.20
f.	Royal Dutch Shell plc	NAIC 1 - Bonds	85	0.20
g.	5555149 DV4 Eadon CO. Limited	MORTGAGE LOAN	84	0.20
h.	5555229 Sponda PledgeCo B Oy	MORTGAGE LOAN	80	0.20
i.	IK VIII No. 1 Limited	NAIC 1 & 2 - Bonds	74	0.10
j.	Ausgrid Finance Pty Ltd	NAIC 2 - Bonds	70	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG DECO Fund II LP	$711	1.40%
b.	AIG Global Real Estate Investment Corp	427	0.90
c.	Silver (BREDS)	75	0.20
d.	The Spiral	61	0.10
e.	Platinum Equity LLC	54	0.10
f.	MARSHALL WACE FUNDS	53	0.10
g.	Project Arrow USD	50	0.10
h.	Carlyle Group	47	0.10
i.	Marina	43	0.10
j.	Schonfeld Strategic Advisors LLC	43	0.10

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,171	2.40%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG DECO Fund II LP	$711	1.40
b.	Silver (BREDS)	75	0.20
c.	The Spiral	61	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG DECO Fund II LP	$711	$711	$—
b.	AIG Global Real Estate Investment Corp	427	—	427
c.	Silver (BREDS)	75	—	75
d.	The Spiral	61	—	61
e.	Platinum Equity LLC	54	54	—
f.	MARSHALL WACE FUNDS	53	53	—
g.	Project Arrow USD	50	—	50
h.	Carlyle Group	47	47	—
i.	Marina	43	—	43
j.	Schonfeld Strategic Advisors LLC	43	43	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	$120	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002626, NY	104	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	100	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002642, FL	100	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	99	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	90	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002282, HI	87	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002587, NY	86	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	86	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555149, GBR	84	0.20

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$295	0.60%
b.	Mortgage loans over 90 days past due	1	—
c.	Mortgage loans in the process of foreclosure	—	—
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	137	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$1	—%	$191	0.40%	$—	—%
b.	91% to 95%	—	—	61	0.10	—	—
c.	81% to 90%	—	—	201	0.40	—	—
d.	71% to 80%	—	—	606	1.20	—	—
e.	below 70%	550	1.10	5,797	11.60	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$731	$654	$—
b.	Repurchase agreements	1,524	3.10	68	93	32
c.	Reverse repurchase agreements	—	—	—	—	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	—%	$—	—%
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$47	0.10%	$45	$46	$48
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$5	—%	$15	$9	$9
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2022

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$609	1.3%	$609	$—	$609	1.3%
All other governments	1,131	2.3	1,131	—	1,131	2.3
U.S. states, territories and possessions, etc. guaranteed	294	0.6	294	—	294	0.6
U.S. political subdivisions of states, territories, and possessions, guaranteed	174	0.4	174	—	174	0.4
U.S. special revenue and special assessment obligations, etc. non-guaranteed	3,121	6.4	3,121	—	3,121	6.4
Industrial and miscellaneous	31,510	64.5	31,510	—	31,510	64.5
Hybrid securities	105	0.2	105	—	105	0.2
Parent, subsidiaries and affiliates	—	—	—	—	—	—
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	1,111	2.3	1,111	—	1,111	2.3
Total long-term bonds	$38,055	77.9	$38,055	$—	$38,055	77.9
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$12	—	$12	$—	$12	—
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$12	—	$12	$—	$12	—
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$3	—	$3	$—	$3	—
Industrial and miscellaneous Other (Unaffiliated)	55	0.1	55	—	55	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	150	0.3	150	—	150	0.3
Mutual funds	—	—	—	—	—	—
Total common stocks	$208	0.4	$208	$—	$208	0.4
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	550	1.1	550	—	550	1.1
Commercial mortgages	6,748	13.8	6,748	—	6,748	13.8
Mezzanine real estate loans	183	0.4	183	—	183	0.4
Total valuation allowance	(75)	(0.2)	(75)	—	(75)	(0.2)
Total mortgage loans	$7,406	15.2	$7,406	$—	$7,406	15.2
Real estate:
Properties occupied by company	$4	—	$4	$—	$4	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$4	—	$4	$—	$4	—
Cash, cash equivalents and short-term investments:
Cash	$(156)	(0.3)	$(156)	$—	$(156)	(0.3)
Cash equivalents	267	0.6	267	—	267	0.6
Short-term investments	74	0.2	74	—	74	0.2
Total cash, cash equivalents and short-term investments	$185	0.4	$185	$—	$185	0.4
Contract loans	$422	0.9	$422	$—	$422	0.9
Derivatives	275	0.6	275	—	275	0.6
Other invested assets	2,247	4.6	2,241	—	2,241	4.6
Receivables for securities	23	0.1	23	—	23	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	5	—	5	—	5	—
Total invested assets	$48,842	100.0%	$48,836	$—	$48,836	100%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES (Continued)

DECEMBER 31, 2022

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2022 and 2021

and for the years ended December 31, 2022, 2021 and 2020

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

Opinions

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2023

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets
	December 31, 2022	December 31, 2021

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2022 - $13,386; 2021 - $14,084)	$14,424	$13,516
Common stocks, at carrying value (cost: 2022 - $250; 2020 - $279)	244	292
Preferred stocks, at carrying value (cost: 2022 - $26; 2021 - $0)	29	-
Other invested assets (cost: 2022 - $1,694; 2021 - $1,925)	1,981	2,389
Mortgage loans	1,244	1,936
Derivative instruments	32	2
Short-term investments, at amortized cost (approximates fair value)	141	171
Cash and cash equivalents	579	456
Receivable for securities sold	31	60
Total cash and invested assets	$18,705	$18,822

Investment income due and accrued	$101	$83
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,288	1,183
Premiums and installments booked but deferred and not yet due	174	136
Accrued retrospective premiums	264	324
High deductible recoverable on paid losses	21	34
Reinsurance recoverable on paid losses	616	600
Funds held by or deposited with reinsurers	289	271
Net deferred tax assets	346	479
Receivables from parent, subsidiaries and affiliates	53	46
Other assets	165	128
Allowance for uncollectible accounts	(32)	(36)
Total admitted assets	$21,990	$22,070

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2021 and 2020

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2022	December 31, 2021
Liabilities

Reserves for losses and loss adjustment expenses	$8,172	$8,216

Unearned premium reserves	2,498	2,554

Commissions, premium taxes, and other expenses payable	97	112

Reinsurance payable on paid loss and loss adjustment expenses	429	303

Current federal and foreign taxes payable to parent	26	18

Funds held by company under reinsurance treaties	1,419	1,561

Provision for reinsurance	46	24

Ceded reinsurance premiums payable, net of ceding commissions	629	598

Collateral deposit liability	416	400

Payable for securities purchased	49	94

Payable to parent, subsidiaries and affiliates	12	128

Other liabilities	339	400
Total liabilities	$14,132	$14,408

Capital and Surplus

Common capital stock, $20 par value, 1,758,158 shares authorized, 1,556,054 shares issued and outstanding	$31	$31

Capital in excess of par value	6,730	6,730

Unassigned surplus	427	210

Special surplus funds from reinsurance	670	691
Total capital and surplus	$7,858	$7,662
Total liabilities, capital and surplus	$21,990	$22,070

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2022 and 2021

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2022	2021	2020
Statements of Operations

Underwriting income:

Premiums earned	$4,293	$4,110	$4,832
Underwriting deductions:

Losses incurred	2,529	2,596	3,255

Loss adjustment expenses	258	196	366

Other underwriting expenses	1,499	1,391	1,547
Total underwriting deductions	4,286	4,183	5,168
Net underwriting income (loss)	7	(73)	(336)

Investment gain:

Net investment income earned	679	806	664

Net realized capital (loss) gain (net of capital gains tax expense: 2022 - $39; 2021 - $26; 2020 - $22)	(176)	260	91
Net investment gain	503	1,066	755
Net loss from agents’ or premium balances charged-off	(2)	4	(2)
Other expense	(19)	(74)	(113)
Net Income after capital gains taxes and before federal income taxes	489	923	304
Federal and foreign income tax benefit	(24)	(20)	(13)
Net Income	$513	$943	$317

Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$7,662	$6,696	$5,995

Adjustment to beginning surplus (Note 2)	(15)	-	(9)
Capital and surplus, as of January 1,	7,647	6,696	5,986

Other changes in capital and surplus:

Net Income	513	943	317

Change in net unrealized capital gain (net of capital gain (loss) tax expense (benefit): 2022 - $(12); 2021 - $25; 2020 - $15	(221)	52	178

Change in net deferred income tax	(125)	(169)	(77)

Change in nonadmitted assets	(48)	52	11

Change in provision for reinsurance	(22)	1	(9)

Capital contribution (Return of Capital)	-	-	245

Foreign exchange translation	114	90	(116)

Change in assumed mortgage guaranty contingency reserve	(6)	4	(21)

Change in ceded mortgage guaranty contingency reserve	6	(4)	184

Other surplus adjustments	-	(3)	(2)
Total changes in capital and surplus	211	966	710
Capital and Surplus, as of December 31,	$7,858	$7,662	$6,696

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2022, 2021 and 2020

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2022	2021	2020
Cash from Operations:

Premiums collected, net of reinsurance	$4,178	$4,239	$4,809

Net investment income	588	744	583

Miscellaneous income (expense)	1	13	(6)
Sub-total	4,767	4,996	5,386

Benefit and loss related payments	2,481	2,747	3,848

Commission and other expense paid	1,844	1,778	2,141

Federal and foreign income taxes recovered	1	(2)	(14)
Net cash provided from (used in) operations	441	473	(589)
Cash from Investments:
Proceeds from investments sold, matured, or repaid:

Bonds	2,744	5,415	3,708

Stocks	91	1	51

Mortgage loans	669	465	485

Other investments	824	1,180	1,338
Total proceeds from investments sold, matured, or repaid	4,328	7,061	5,582
Cost of investments acquired:

Bonds	3,665	6,223	4,434

Stocks	104	68	46

Mortgage loans	55	365	45

Other investments	361	869	782
Total cost of investments acquired	4,185	7,525	5,307
Net cash (used in) provided from investing activities	143	(464)	275
Cash from Financing and Miscellaneous Sources:

Capital contributions	-	-	245

Intercompany (payments) receipts	(574)	(265)	211

Net deposit activity on deposit-type contracts and other insurance	(1)	(10)	(2)

Collateral deposit liability receipts (payments)	17	147	1

Other receipt (payments)	67	181	(61)
Net cash provided from (used in) financing and miscellaneous activities	(491)	53	394
Net change in cash and short-term investments	93	62	80
Cash, cash equivalents, and short-term investments

Beginning of year	627	565	485
End of year	$720	$627	$565

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2022, 2021 and 2020

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania

American Home	19380	32%	New York

Lexington	19437	30%	Delaware

C&I	19410	3%	New York

APCC	19402	0%	Illinois

ISOP	19429	0%	Illinois

New Hampshire	23841	0%	Illinois

Specialty	26883	0%	Illinois

Assurance	40258	0%	Illinois

Granite	23809	0%	Illinois

Illinois National	23817	0%	Illinois

AIU	19399	0%	New York
* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements in 2021 (the “2021 Repooling Transaction”). The Company decreased its participation percentage from 35% to 32% as a result of the 2021 Repooling Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2022, 2021, and 2020.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2022	2021	2020
California	$50	$57	$84
Florida	55	69	59
United Arab Emirates	83	78	50
New York	41	36	39
Texas*	37	14	14

*Texas was below 5% in 2021 and 2020.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2022, 2021 and 2020 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2021, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of 2021 Repooling transaction within paid losses rather than as premiums written and earned. The classification had no effect on net income or surplus.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. Segregated surplus balances were $664, $685 and $799 at December 31, 2022, 2021 and 2020, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus was $7,008, $6,763, $5,732 at December 31, 2022, 2021 and 2020, respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2022, 2021 and 2020 reporting periods.

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2022	2021*	2020*
Net Income, NY SAP			$513	$943	$317

State prescribed or permitted practices - addition (charge):

Change in non-tabular discounting	65	(a)	(27)	49	(17)

Adverse Development Cover	62R	(a)	-	-	-

Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Net Income , NAIC SAP			$540	$894	$334

Statutory surplus, NY SAP			$7,858	$7,662	$6,696

State prescribed or permitted practices - addition (charge):

Non-tabular discounting	65	(a)	138	165	116

Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	42	43	43

Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Statutory surplus, NAIC SAP			$7,678	$7,454	$6,537

*Prior year presentation revised to be presented in accordance with current year presentation

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests	Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.	If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments	Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.	The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.
Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022	2021	2020
Net written premiums subject to retrospectively rated contracts	$45	$49	$67
Percentage of total net written premiums	1.1%	1.2%	1.5%

As of December 31, 2022 and 2021, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $264 and $324, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $28 and $36 as of December 31, 2022 and 2021, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $4 as of December 31, 2022 and 2021, respectively.

High	Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2022 and 2021:

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$469	$469	$4	$473

General Liabilities	485	485	3	488

Workers Compensation	2,901	2,901	18	2,919
Total	$3,855	$3,855	$25	$3,880

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $151 and $2,622, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,107, or 28.52% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $11, of which $4 have been nonadmitted.

December 31, 2021	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$476	$476	$6	$482
General Liabilities	501	501	5	506
Workers Compensation	2,940	2,940	28	2,968
Total	$3,917	$3,917	$39	$3,956

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $129 and $2,662, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,164, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $20, of which $4 have been nonadmitted.
The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2022 and 2021:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2022	2021
Counterparty 1	$149	$198

Counterparty 2	126	131

Counterparty 3	83	82

Counterparty 4	70	48

Counterparty 5	44	37

Counterparty 6	33	27

Counterparty 7	29	24

Counterparty 8	27	23

Counterparty 9	27	21

Counterparty 10	20	16
*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2022 and 2021, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Reserves for Losses and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2022, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2022 and 2021 were $1,104 and $1,128, respectively.

As of December 31, 2022, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company	Texas	No	$135

American General Life Insurance Company of Delaware	Delaware	No	216

The United State Life Insurance Company in the City of New York	New York	Yes	710

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2022, 2021 and 2020 of $6, $4 and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability; and

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2022, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2022 Changes

In 2022, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2021 Changes

In 2021, there were no significant changes or modifications in the SSAP.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2022, 2021 and 2020 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(15), $0 and $(9), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2022, 2021 and 2020 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2022 corrections would have increased the 2021 pre-tax income by $1 and decreased the 2020 pre-tax income by $9, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2022, 2021 and 2020 is presented in the following tables:

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2021	$7,662	$22,070	$14,408
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(8)	-	8
Income tax corrections	(7)	(6)	1
Total adjustments to beginning Capital and Surplus	(15)	(6)	9
Balance at January 1, 2022 as adjusted	$7,647	$22,064	$14,417

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections - The increase in total liabilities is primarily due the result of an adjustment in deferred commission earning.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2020	$6,696	$22,828	$16,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	2	2
Total adjustments to beginning Capital and Surplus	-	2	2
Balance at January 1, 2021 as adjusted	$6,696	$22,830	$16,134

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2019	$5,995	$22,965	$16,970
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(9)	(9)	-
Total adjustments to beginning Capital and Surplus	(9)	(9)	-
Balance at January 1, 2020 as adjusted	$5,986	$22,956	$16,970

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2022 and 2021 are outlined in the tables below:

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$644	$-	$(51)	$593
All other governments	131	-	(7)	124
States, territories and possessions	285	7	(14)	278
Political subdivisions of states, territories and possessions	303	-	(19)	284
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,752	9	(275)	2,486
Industrial and miscellaneous	10,309	193	(881)	9,621
Total	$14,424	$209	$(1,247)	$13,386

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$747	$8	$(3)	$752
All other governments	133	2	(2)	133
States, territories and possessions	187	36	-	223
Political subdivisions of states, territories and possessions	180	6	-	186
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,456	84	(20)	2,520
Industrial and miscellaneous	9,813	510	(53)	10,270
Total	$13,516	$646	$(78)	$14,084

The carrying values and fair values of bonds at December 31, 2022, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2022	Carrying Value	Fair Value
Due in one year or less	$364	$365
Due after one year through five years	3,448	3,263
Due after five years through ten years	4,181	3,720
Due after ten years	1,326	1,173
Structured securities	5,246	5,006
Total	$14,565	$13,527

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2022 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Industrial	3.5%	3.5%
Multi-Family	3.6%	7.9%
Other Commercial	2.7%	3.2%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 61 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2022 and 2021:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2022
Recorded Investment
Current	$-	$-	$-	$-	$1,244	$-	$1,244
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$1,244	$-	$1,244
2021
Recorded Investment
Current	$-	$-	$283	$-	$1,632	$-	$1,915
30 - 59 days past due	-	-	2	-	18	-	20
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$286	$-	$1,650	$-	$1,936

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2022, 2021 and 2020 for LBaSS.

As of December 31, 2022, 2021 and 2020, the Company held LBaSS for which it recognized $39, $0 and $31, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2022	2021
Aggregate unrealized losses:
Less than 12 Months	$412	$30
12 Months or longer	15	$13
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$3,834	$2,000
12 Months or longer	95	$257

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2022 and 2021 are set forth in the tables below:

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$590	$(31)	$-	$-	$590	$(31)
All other governments	77	(10)	38	(16)	115	(26)
States, territories and possessions	150	(14)	-	-	150	(14)
Political subdivisions of states, territories and possessions	249	(20)	-	-	249	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,070	(268)	45	(7)	2,115	(275)
Industrial and miscellaneous	7,689	(869)	441	(87)	8,130	(956)
Total bonds	$10,825	$(1,212)	$524	$(110)	$11,349	$(1,322)
Non-affiliated	34	(9)	-	-	34	(9)
Total common stocks	$34	$(9)	$-	$-	$34	$(9)
Total bonds and stocks	$10,859	$(1,221)	$524	$(110)	$11,383	$(1,331)

December 31, 2021	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

U.S. governments	$501	$(3)	$-	$-	$501	$(3)

All other governments	65	(2)	12	(12)	77	(14)

States, territories and possessions	2	-	3	-	5	-

Political subdivisions of states, territories and possessions	32	-	-	-	32	-

Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,157	(14)	118	(6)	1,275	(20)

Industrial and miscellaneous	2,984	(46)	423	(34)	3,407	(80)
Total bonds	$4,741	$(65)	$556	$(52)	$5,297	$(117)
Non-affiliated	38	(8)	-	-	38	(8)
Total common stocks	$38	$(8)	$-	$-	$38	$(8)
Total bonds and stocks	$4,779	$(73)	$556	$(52)	$5,335	$(125)

E	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022		2021		2020

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities

Proceeds from sales	$1,458	$19	$2,669	$2	$1,222	$34

Gross realized gains	55	3	151	1	89	-

Gross realized losses	145	1	30	-	(30)	-

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2022 and 2021:

	December 31, 2022		Years ended December 31, 2022

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$1,108	$3	$15	$(8)
Forwards	680	29	-	39
Total	$1,788	$32	$15	$31

	December 31, 2021		Years ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$2,094	$12	$(7)	$50
Forwards	786	(10)	-	(27)
Total	$2,880	$2	$(7)	$23

G.	Other Invested Assets

During 2022, 2021 and 2020, the Company recorded OTTI losses on investments in joint ventures and partnerships of $15, $18, and $56, respectively.

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

H.	Investment Income

Investment income due and accrued over 90 days past due of $1 was non-admitted. The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2021. Investment expenses of $34, $30 and $29 were included in Net investment income earned for the years ended December 31, 2022, 2021 and 2020, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,788 and $1,848 as of December 31, 2022 and 2021, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2022 and 2021:

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$549	$137	$686
Common stocks	20	-	4	24
Preferred stock	-	-	29	29
Mutual funds	-	-	31	31
Derivative assets	-	58	-	58
Derivative liabilities	-	(27)	-	(27)
Total	$20	$580	$201	$801

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$270	$73	$343
Common stocks	7	-	-	7
Mutual funds	-	-	34	34
Derivative assets	-	37	-	37
Derivative liabilities	-	(35)	-	(35)
Total	$7	$272	$107	$386

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2022 and 2021:

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$73	$127	$(55)	$1	$(6)	$(3)	$137
Preferred stocks	-	-	-	-	2	27	29
Common stocks	-	-	-	-	-	4	4
Mutual funds	34	-	-	3	(8)	2	31
Total	$107	$127	$(55)	$4	$(12)	$30	$201

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$46	$18	$(30)	$(3)	$5	$37	$73
Common stocks	-	-	-	-	-	-	-
Mutual funds	2	1	(1)	-	4	36	34
Total	$48	$19	$(31)	$(3)	$9	$73	$107

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Assets: Bonds	$1,122	Discounted cash flow	Yield	6.91% - 9.91% (8.49%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2022 and 2021:

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$13,386	$14,424	$9	$11,639	$1,738	$-

Cash equivalents and short term investments	213	213	72	70	71	-

Common stocks	32	32	20	8	4	-

Derivative assets	58	58	-	58	-	-

Derivative liabilities	(27)	(27)	-	(27)	-	-

Mortgage loans	1,198	1,244	-	-	1,198	-

Mutual funds	31	31	-	-	31	-

Preferred stocks	29	29	-	-	29	-

Total	$14,920	$16,004	$101	$11,748	$3,071	$-

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$14,084	$13,516	$-	$11,444	$2,640	$-

Cash equivalents and short term investments	222	222	44	59	119	-

Common stocks	16	16	7	9	-	-

Derivative assets	37	37	-	37	-	-

Derivative liabilities	(35)	(35)	-	(35)	-	-

Mortgage loans	1,997	1,936	-	-	1,997	-

Mutual funds	34	34	-	-	34	-

Total	$16,355	$15,726	$51	$11,514	$4,790	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2022, 2021 and 2020, is set forth in the table below:

December 31,	2022	2021	2020

Reserves for losses and LAE, end of prior year	$8,216	$8,979	$9,732

Cumulative effect of accounting change*	-	(51)	-

Incurred losses and LAE related to:

Current accident year	2,764	2,856	3,599

Prior accident year	23	(64)	22

Total incurred losses and LAE	$2,787	$2,792	$3,621

Paid losses and LAE related to:

Current accident year	(838)	(759)	(1,307)

Prior accident year	(1,993)	(2,745)	(3,067)

Total paid losses and LAE	(2,831)	(3,504)	(4,374)

Reserves for losses and LAE, end of current year	$8,172	$8,216	$8,979

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2022, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $23. This unfavorable incurred includes $50 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $27.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $64. This favorable incurred includes $22 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $42.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $22. This was due to the changes in discount of $8 as a result of interest rate fluctuations. This results in a net unfavorable PYD of $30.

The unfavorable PYD is generally a result of the following:

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $204, $214 and $234 for the years ended December 31, 2022, 2021 and 2020, respectively. The Company paid $8, $15 and $5 in the reporting period to settle 98, 112 and 137 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2022, 2021 and 2020, respectively.

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2022	2021	2020	2022	2021	2020

Direct

Loss and LAE reserves, beginning of year	$550	$618	$734	$240	$286	$307

Incurred losses and LAE	33	46	(61)	(3)	-	(1)

Calendar year paid losses and LAE	(46)	(114)	(55)	(18)	(46)	(20)

Loss and LAE Reserves, end of year	$537	$550	$618	$219	$240	$286

Assumed reinsurance

Loss and LAE reserves, beginning of year	$257	$292	$305	$16	$18	$18

Incurred losses and LAE	(4)	6	1	-	-	1

Calendar year paid losses and LAE	(9)	(41)	(14)	-	(2)	(1)

Loss and LAE Reserves, end of year	$244	$257	$292	$16	$16	$18

Net of reinsurance

Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-

Incurred losses and LAE	-	-	-	-	-	-

Calendar year paid losses and LAE	-	-	-	-	-	-

Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$232	$241	$19	$20

Assumed reinsurance basis:	84	81	7	11

Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$83	$70	$50	$63

Assumed reinsurance basis:	5	3	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.76% percent as of December 31, 2022 and 2021. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2022 and 2021 liabilities include $616 and $577 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2022, 2021 and 2020.

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$104	$119	$161

As of December 31, 2022, 2021 and 2020, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $101, $116, and $301, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2022, 2021 and 2020.

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$138	$165	$116

As of December 31, 2022, 2021 and 2020, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $123, $142, and $19,respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

The following table shows the changes in assets, liabilities and surplus as a result of the 2021 Repooling Transaction:

Amount
Assets:
Agents’ balances or uncollected premiums	$(151)
Amounts recoverable from reinsurers	(52)
Funds held by or deposited with reinsured companies	(22)
Other insurance assets	(16)

Total Assets	$(241)

Liabilities
Unearned premium reserves (net)	(233)
Reinsurance payable on paid losses and loss adjustment expenses	(70)
Reserves for losses and loss adjustment expenses (net)	(789)
Funds held by company under reinsurance treaties	(156)
Ceded reinsurance premiums payable	(40)
Payable to parent, subsidiaries and affiliates	(15)
Other insurance liabilities	(68)

Total Liabilities	$(1,371)

Statements of Operations and Changes in Surplus
Net premiums written	$(233)
Change in unearned premium reserves	233

Premiums earned	-

Other underwriting expenses incurred	(54)

Net income	(54)

Total change in Surplus	(54)

Net Impact Corresponding to Consideration Receivable / (Payable)	$(1,076)

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

Under the terms of the Combined Pooling Agreement, certain insurance assets and liabilities were transferred gross of admissibility, recoverability allowances, provisions and discount amounts. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities and Surplus related to the following:

Line Description	Change in Surplus	Impact to Net Income
Change in nonadmitted assets	$5	$-
Workers’ compensation discount	(24)	(24)
Other allocations	5	4
Total	$(14)	$(20)

The Company became a thirty two percent participant in the Combined Pool pursuant to the aforementioned amendment to the Combined Pooling Agreement. As a result, the special surplus of $69 on the gain from retroactive reinsurance ceded related to the decreased pool participation percentage reduced aggregate write-ins for special surplus funds with a corresponding increase in Unassigned surplus.

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2022, 2021 and 2020 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2022, 2021 and 2020:

			2022
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
9/9/2022	Sale of Securities	US Life NY	$165	Cash	$165	Securities

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
11/22/2021	Purchase of Securities	AG Life	$129	Securities	$129	Cash
11/22/2021	Sale of Securities	AG Life	510	Cash	510	Securities

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
3/25/2020	Purchase of securities	National Union	$183	Securities	$183	Cash
6/9/2020	Capital Contribution	AIG PC US	245	Cash
12/29/2020	Purchase of securities	National Union	115	Securities	115	Cash
Various	Capital Contribution	AHAC DECO Sub LLC			302	Securities

Glatfelter	Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington	Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG	Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO	Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

C.	Amounts Due to or from Related Parties

At December 31, 2022 and 2021, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2022	2021
Balances with National Union	$13	$-
Balances with other member pool companies	26	33
Balances with other affiliates	14	13
Receivable from parent, subsidiaries and affiliates	$53	$46

Balances with National Union	$-	$108
Balances with other member pool companies	3	-
Balances with other affiliates	9	20
Payable to parent, subsidiaries and affiliates	$12	$128

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2022 and 2021 were $(26) and $(18), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2022 or 2021.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2022, 2021 and 2020:

Affiliates	2022	2021	2020
AIG Claims Inc.	$126	$129	$152
AIG PC Global Services, Inc.*	411	102	108
Total	$537	$231	$260
*AIG PC Global Services, Inc. is below one-half of one percent in 2021 and 2020.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2022 and 2021, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2022, 2021 and 2020:

Years Ended December 31,	2022		2021		2020
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$411	$400	$410	$401	$396	$438
Reinsurance premiums assumed:
Affiliates	7,400	7,236	6,874	6,951	7,816	8,148
Non-affiliates	198	199	166	178	187	221
Gross premiums	$8,009	$7,835	$7,450	$7,530	$8,399	$8,807

Reinsurance premiums ceded:
Affiliates	1,261	1,251	1,277	1,275	1,562	1,702
Non-affiliates	2,425	2,291	2,166	2,145	2,440	2,272
Net premiums	$4,323	$4,293	$4,007	$4,110	$4,397	$4,833

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2022 and 2021, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2022
Affiliates	$616	$80	$6,565
Non-affiliates	972	536	7,332
Total	$1,588	$616	$13,897

December 31, 2021
Affiliates	$637	$64	$6,341
Non-affiliates	838	535	8,011
Total	$1,475	$599	$14,352

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2022 and 2021 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2022
Affiliates	$3,822	$814	$616	$114	$3,206	$700
All Other	75	16	972	180	(897)	(164)
Total	$3,897	$830	$1,588	$294	$2,309	$536

December 31, 2021
Affiliates	$3,747	$855	$637	$140	$3,110	$715
All Other	76	17	838	184	(762)	(167)
Total	$3,823	$872	$1,475	$324	$2,348	$548

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2022 and 2021 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2022	2021
Affiliates:
Combined Pool*	$6,297	$6,089
Eaglestone	513	512
Other affiliates	310	291
Total affiliates	$7,120	$6,892
Berkshire Hathaway Group	167	64
Swiss Reinsurance Group	426	411
Munich Reinsurance Group	271	243
Total Non-affiliates	864	718
Total affiliates and non-affiliates	$7,984	$7,610

* Includes intercompany pooling impact of $437 related to Unearned Premium Reserve, $5,709 related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2022, and $424, $5,514, and $9, respectively, as of and for the year ended December 31, 2021.

C.	Reinsurance Recoverable in Dispute

At December 31, 2022 and 2021, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $16 and $24 as of December 31, 2022 and 2021, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2022, 2021 and 2020 was $1,522, $1,996, and $2,287, respectively.. American Home’s share of this gain as of December 31, 2022, 2021 and 2020 was $664, $685 and $799, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2022 and 2021 the amount in trust was 4,282 and 4,908 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2022 and 2021 was 1,004 and 1,103 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX LAW CHANGES

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (IRA) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 Percent corporate alternative minimum tax (CAMT) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 Percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2022, it has not yet been determined if the Company will be subject to the CAMT in 2023. However, the controlled group of corporations of which the Company is a member is expected to be considered an applicable corporation. The fourth quarter 2022 financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2022 and 2021 are as follows:

	12/31/2022			12/31/2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$480	$266	$746	$601	$230	$831	$(121)	$36	$(85)

Statutory Valuation Allowance	-	23	23	5	-	5	(5)	23	18
Adjusted Gross DTA	480	243	723	596	230	826	(116)	13	(103)

Nonadmitted DTA	14	-	14	-	-	-	14	-	14
Subtotal Admitted DTA	466	243	709	596	230	826	(130)	13	(117)

DTL	120	243	363	72	275	347	48	(32)	16

Net Admitted DTA/(DTL)	$346	$-	$346	$524	$(45)	$479	$(178)	$45	$(133)

At December 31, 2022, the Company recorded gross deferred tax assets (“DTA”) of $746. A valuation allowance was established on deferred tax assets net of liabilities of $23 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2022 and 2021:

	12/31/2022			12/31/2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	346	-	346	479	-	479	(133)	-	(133)

1. Adjusted gross DTAs realizable within 36 months	346	-	346	479	-	479	(133)	-	(133)

2. 15 percent of statutory surplus	NA	NA	1,127	NA	NA	1,077	NA	NA	50

Adjusted gross DTAs that can be offset against DTLs	120	243	363	117	230	347	3	13	16

Total DTA admitted as the result of application of SSAP 101	$466	$243	$709	$596	$230	$826	$(130)	$13	$(117)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	638%	597%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$7,511	$7,183

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the Years Ended December 31,	2022	2021	Change

Federal income tax	$(32)	$(27)	$(5)

Foreign income tax	7	7	-

Subtotal	(25)	(20)	(5)

Federal income tax on net capital gains	39	26	13

Federal and foreign income taxes incurred	$14	$6	$8

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2022 and 2021:

	2022	2021	Change

Ordinary

Discounting of unpaid losses	$109	$111	$(2)

Nonadmitted assets	19	12	7

Unearned premium reserve	117	127	(10)

Bad debt expense	7	8	(1)

Net operating loss carry forward	52	198	(146)

Foreign tax credit carry forward	86	82	4

Investments	40	22	18

Intangible Assets	6	8	(2)

Compensation and benefits accrual	10	12	(2)

Other temporary differences	35	21	14

Subtotal	480	601	(120)

Statutory valuation allowance adjustment	-	5	(5)

Nonadmitted	14	-	14

Admitted ordinary deferred tax assets	$466	$596	$(129)

Capital

Investments	$238	$214	$24

Unrealized capital losses	28	16	12

Subtotal	266	230	36

Statutory valuation allowance adjustment	23	-	23

Admitted capital deferred tax assets	243	230	13

Admitted deferred tax assets	$709	$826	$(116)

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2022 and 2021:

	2022	2021	Change

Ordinary

Investments	$86	$37	$49

Tax Act adjustment to discounting of unpaid losses	16	21	(5)

Compensation and benefits accrual	17	7	10

Other temporary differences	-	5	(5)

Section 481(a) adjustment	1	2	(1)

Subtotal	120	72	48

Capital

Investments	$140	$172	$(32)

Unrealized capital gains (losses)	102	102	-

Other temporary differences	1	1	-

Subtotal	243	275	(32)

Deferred tax liabilities	363	347	16

Net deferred tax assets/liabilities	$346	$479	$(133)

The change in net deferred tax assets is comprised of the following:
	2022	2021	Change

Adjusted gross deferred tax assets	$723	$826	$(103)

Total deferred tax liabilities	(363)	(347)	(16)

Net deferred tax assets/ (liabilities)	360	479	(119)

Tax effect of unrealized gains (losses)			12

Total change in net deferred tax			$(131)

Change in deferred tax - current year			(107)

Change in deferred tax - current year - other surplus items			(18)

Change in deferred tax - current year - total			(125)

Change in deferred tax – prior period correction			(6)

Total change in deferred tax - current year			$(131)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2022:
	Current	Deferred	Total

SSAP 3 impact:

SSAP 3 - general items	$(1)	$(6)	$(7)

SSAP 3 - statutory valuation allowance	-	-	-

Subtotal SSAP 3	(1)	(6)	(7)

SSAP 3 - unrealized gain/loss	-	-	-

SSAP 3 - adjusted tax assets and liabilities	(1)	(6)	(7)

SSAP 3 - nonadmitted impact	-	-	-

Total SSAP 3 impact	$(1)	$(6)	$(7)

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2022, 2021 and 2020:

	2022		2021		2020
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect

Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$528	$111	$949	$199	$325	$68

Book to Tax Adjustments:

Tax Exempt Income, net of proration	(8)	(2)	(9)	(2)	(11)	(2)

Stock Options And Other Compensation	(3)	(1)	4	1	9	2

Change in Nonadmitted Assets	(34)	(7)	2	-	10	2

Change in Other Surplus items	88	18	31	7	-	-

Intercompany Dividends	(22)	(5)	(52)	(11)	-	-

Attribute Expiration	-	5	-	10	-	-

Change in Tax Position	-	-	-	(1)	-	-

Statutory Valuation Allowance	-	18	-	(25)	-	(17)

Return to Provision	-	1	-	(4)	-	(1)

Change in contingency reserve	-	-	-	-	162	34

FTC carryforward expiration	-	-	-	-	-	3

Other	4	2	2	1	(20)	(3)

Total Book to Tax Adjustments	25	29	(22)	(24)	150	18

Total Income Tax	$553	$140	$927	$175	$475	$86

Federal and Foreign Income Taxes Incurred	-	(24)	-	(20)	-	(13)

Federal Income Tax on Net Capital Gains	-	39	-	26	-	22

Change in Net Deferred Income Taxes	-	125	-	169	-	77

Total Income Tax	$-	$140	$-	$175	$-	$86

Operating loss and tax credit carry-forwards

At December 31, 2022 the Company had net operating loss carry forwards expiring through the year 2038 of:	$249

At December 31, 2022 the Company had foreign tax credits expiring through the year 2032 of:	$86

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2022. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2022, there was a $9 liability related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination for the tax years 2007 through 2019 and open to examination through 2021.

The following table lists those companies that form part of the 2022 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1384 Woodglen, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1551 Spanish Creek, LLC

AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AH SubGP 911 Mainland, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Century Verwaltun gsgesellschaft mbH

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.

AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.

AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.

AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.	AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.

AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC

AIG MGU Holdings Inc.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.

AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG TRAVEL EMEA LIMITED	AIG TRAVEL EUROPE LIMITED	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE

AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l

AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III

AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company

Akita, Inc.	Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.

American General Annuity Service Corporation	American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated

American General Life Insurance Co. - Insulat	American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company

American International Facilities Management	American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.

Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.

CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC

CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Corebridge REI Lexington Holdco LLC

Crop Risk Services, Inc.	Crossings SAHP Corp.	Curzon Funding Limited	Curzon Street Funding Designated Activity	Design Professionals Association

DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC

Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.

Global Loss Prevention, Inc.	Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.

HOSPITAL PLAN INSURANCE SERVICES	HPIS LIMITED	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Lilac Heights LLC	Livetravel, Inc.

LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited

PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Capital LLC

SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC	SAHP GA III - SC LLC	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.

Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the

The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated

The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	VALIC Trust Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2022, as of December 31, 2022 is $238.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2022 and 2021.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2022, 2022 and 2021 represented or reduced by each item below is as follows:

	2022	As Adjusted 2021	2021
Unrealized gains and losses (net of taxes)	$113	$334	$334

Nonadmitted asset values	(106)	(58)	(58)
Provision for reinsurance	(46)	(24)	(24)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2022 and 2021.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2022, the Company may be called upon for additional capital investments of up to $545.

At December 31, 2022 the Company had $24 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2022:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2022		Invested Assets @ 12/31/2022		Estimated Loss @ 12/31/2022		Policyholders’ Surplus 12/31/2022
21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )		12/15/1997	8/31/2009	$	-	$	22	$	-	$	22

21st Century North America Insurance Company (f/k/a American International Insurance Company )		11/5/1997	8/31/2009		15		616		-		636

21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)		12/15/1997	8/31/2009		-		20		-		20

AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)		8/29/2003	3/31/2011		6,101		74,709		-		2,105

American General Life and Accident Insurance Company	*	3/3/2003	9/30/2010		1,486		205,493		-		9,714

American General Life Insurance Company	*	3/3/2003	12/29/2006		6,752		205,493		-		9,714

American International Assurance Company (Australia) Limited	**	11/1/2002	10/31/2010		443		1,799		-		574

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*	9/15/1998	12/31/2012		5,673		7,867		-		2,106

AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*	12/15/1997	3/31/2015		107		162		-		102

Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*	3/2/1998	11/30/2007		102		5,678		-		2,233

Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)		11/5/1997	8/31/2009		-		25		-		26

Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)		1/20/2005	10/31/2007		3		1,277		-		56

SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*	1/4/1999	12/29/2006		644		205,493		-		9,714

SunAmerica Life Insurance Company	*	1/4/1999	12/29/2006		1,806		205,493		-		9,714

The United States Life Insurance Company in the City of New York	*	3/3/2003	4/30/2010		2,922		30,705		-		1,833

The Variable Annuity Life Insurance Company	*	3/3/2003	12/29/2006		4,032		83,510		-		2,344

Total				$	30,086	$	1,028,363	$	-	$	50,912

* Current affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $7 and $11 of loss reserves in respect of such policies as of December 31, 2022 and 2021, respectively. As of December 31, 2022, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $5.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2022 and 2021, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2022	2021
Deposit accounting assets	$9	$9
Equities in underwriting pools and associations	7	11
Guaranty funds receivable on deposit	3	1
Loss funds on deposit	84	69
Contra Investments	46	-
Other assets	16	38
Total other admitted assets	$165	$128

B.	Other Liabilities

As of December 31, 2022 and 2021, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2022	2021
Assumed Mortgage Guaranty Contingency Reserve	$185	$179
Ceded Mortgage Guaranty Contingency Reserve	(185)	(179)
Escrow Deposit Liability	98	132
Other accrued liabilities	97	115
Retroactive reinsurance reserves - assumed	53	74
Retroactive reinsurance reserves - ceded	(22)	(23)
Deferred commission earnings	85	57
Escrow funds (NICO)	38	28
Accrued retrospective premiums	-	12
Servicing carrier liability	8	10
Collateral on derivative assets	25	5
Paid loss clearing contra liability (loss reserve offset for paid claims)	(43)	(10)
Total other liabilities	$339	$400

C.	Other (Expense) Income

For the years ended December 31, 2022, 2021 and 2020, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2022	2021	2020
Fee income on deposit programs	$3	$3	$-
Interest expense on reinsurance program	(29)	(79)	(79)
Other (expense) income	7	2	(34)
Total other (expense) income	$(19)	$(74)	$(113)

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2022, 2021 and 2020, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2022	2021	2020
Funds Held:
Premiums collected	(18)	(18)	(22)
Benefit and loss related payments	39	44	87
Interest	(30)	(80)	(74)
Commission and other expense paid	10	15	19
Funds held	2	(39)	10
Securities received/transferred:
Securities received	760	521	809
Securities transferred	(430)	(666)	(1,230)
AESA Commutation:
Premiums collected	-	-	(81)
Benefit and loss related payments	-	215	20
Commissions	-	-	60
2021 Repooling Transaction:
Premiums collected	-	121	-
Miscellaneous income	-	(28)	-
Benefit and loss related payments	-	717	-
Commission and other expense paid	-	46	-
Net deposits	-	(1)	-
Other receipts	-	163	-
Securities transferred	-	(1,018)	-

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $8 and $9 of stock in the FHLB at December 31, 2022 and 2021, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2022, the Company had an actual borrowing capacity of $541 based on qualified pledged collateral. At December 31, 2022, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2022 and 2021, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2023 for these Financial Statements issued on April 25, 2023.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

None

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.